                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
               [ ] Soliciting Materials Pursuant to ss. 240.14a-12

                               SVI SOLUTIONS, INC.
                 Name of Registrant as Specified In Its Charter

                                       N/A
      Name of Person(s) Filing Proxy Statement if other than the Registrant

                               [X] No fee required

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4) Proposed maximum aggregate value of transaction:

                               5) Total fee paid:

               [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           1) Amount Previously Paid:

                2) Form, Schedule or Registration Statement No.:

                                3) Filing Party:

                                 4) Date Filed:

                               SVI SOLUTIONS, INC.
                                 5607 PALMER WAY
                           CARLSBAD, CALIFORNIA 92008

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                    TO BE HELD ON JULY 9, 2003, AT 8:00 A.M.

The Special Meeting of the Shareholders ("Special Meeting") of SVI Solutions, Inc., a Delaware corporation (the "Company"), will be held at the Irvine office of the Company, 19800 MacArthur Boulevard, Suite 1200, Irvine, California 92612 on July 9, 2003, at 8:00 a.m. for the following purposes:

1. To consider and act upon a proposal to ratify the sale and issuance of up to $6,500,000 of 9% convertible debentures and accompanying warrants to purchase shares of common stock to certain investors;

2. To consider and act upon a proposal to change the Company's name from "SVI Solutions, Inc." to "Island Pacific, Inc."; and

3. To consider and act upon a proposal to amend and restate the Company's Restated Certificate of Incorporation to reflect the removal of Article XII, which restricts the shareholders' ability to take actions by written consent.

The Board of Directors has fixed the close of business on June 5, 2003 as the record date for the determination of the holders of the Company's capital stock entitled to notice of and to vote at the Special Meeting.

All shareholders are cordially invited to attend the Special Meeting in person. Regardless of whether you plan to attend the Special Meeting, please sign and date the enclosed Proxy and return it as promptly as possible in the enclosed pre-addressed and postage paid envelope. The prompt return of Proxies will ensure a quorum and save the Company the expense of further solicitation. Any shareholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the Special Meeting or by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date.

By Order of the Board of Directors,

Barry Schechter
Chairman of the Board
San Diego, California
June 3, 2003

                               SVI SOLUTIONS, INC.
                                 5607 PALMER WAY
                           CARLSBAD, CALIFORNIA 92008

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 9,  2003

                                   I. PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors ("Board") of SVI Solutions, Inc., a Delaware corporation (the "SVI" or "Company"), for use at the Company's Special Meeting of Shareholders to be held on July 9, 2003 at the Irvine office of the Company, 19800 MacArthur Boulevard, Suite 1200, Irvine, California 92612 at 8:00 a.m., and at any and all adjournments thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Any shareholder may revoke his or her proxy by delivering written notice of revocation to the Secretary of the Company at its principal office, 5607 Palmer Way, Carlsbad, California 92008, by delivery of a proxy bearing a later date, or by attendance at the Special Meeting and voting in person.

This Proxy Statement will be mailed on or about June 25, 2003, to each shareholder of record as of the close of business on June 5, 2003.

The solicitation of proxies is being made by use of the mails. The cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's capital stock of record will be requested to forward proxy soliciting material to the beneficial owners of the shares, and will be reimbursed by the Company for their reasonable out-of pocket expenses incurred in forwarding these materials.

When your proxy is returned properly signed, the shares represented will be voted in accordance with your directions. Where specific votes are not indicated, proxies will be voted in favor of the proposal for which a specific vote is not given. If a proxy indicates that a shareholder or nominee abstains from voting or that shares are not to be voted on a particular proposal, the shares will not be counted as having been voted on that proposal, and those shares will not be reflected in the final tally of the votes cast with regard to that proposal, although such shares will be counted as in attendance at the Special Meeting for purposes of determining a quorum. Additionally, broker non-votes are not counted as votes cast on any matter to which they relate.

The presence at the Special Meeting in person or by proxy of the holders of a majority of the shares of common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business. Holders of common stock are entitled to one vote per share.

An affirmative vote of a majority of the shares of common stock represented and voting at the Special Meeting is required for approval of all proposals.

The Company had 31,499,632 shares of common stock outstanding at the close of business on March 31, 2003. Holders of record of shares of the capital stock at the close of business on June 5, 2003 will be entitled to notice of and to vote at the Special Meeting.

                             II. PROPOSAL NUMBER ONE

    TO CONSIDER AND ACT UPON A PROPOSAL RATIFY THE SALE AND ISSUANCE OF UP TO
      $6,500,000 OF 9% CONVERTIBLE DEBENTURES AND ACCOMPANYING WARRANTS TO
              PURCHASE SHARES OF COMMON STOCK TO CERTAIN INVESTORS.

A.       BACKGROUND

The Company entered into a Securities Purchase Agreement dated March 31, 2003 with Midsummer Investment, Ltd., Omicron Master Trust, and Islandia, L.P. (collectively, the "Investors") for the sale by SVI to the Investors of 9% debentures, convertible into shares of SVI common stock, for an aggregate amount of up to $5,500,000, to be sold in two separate closings. The debentures are accompanied by a certain number of warrants to purchase shares of SVI common stock equal to 40% of (a) the dollar amount of debentures purchased by the Investors and (b) divided by the daily volume weighted average price of SVI's common stock on the American Stock Exchange for the ten consecutive days immediately prior to the closing date the debentures were sold (the "Closing Price"). At the first closing, the Closing Price was $.8901. The first closing occurred on March 31, 2003. The Closing Price for the second closing will be determined at that time. For a full understanding of this transaction, shareholders should review the entire Securities Purchase Agreement and certain exhibits thereto, including the form of the debentures and warrants, which are attached as APPENDIX I.

The first closing for the sale of debentures aggregating $3,500,000 occurred on March 31, 2003. Additional debentures aggregating up to $2,000,000 will be sold to the Investors in a second closing if within one year after the date of first sale of debentures there occurs a period of 15 consecutive trading days during which the daily volume weighted average closing price of the SVI common stock is maintained at a price at or above $1.75 per share, subject to certain conditions.

The debentures bear an interest rate of 9% per annum, and they provide for interest only payments on a quarterly basis, payable, at SVI's option, in cash or shares of SVI common stock. The debentures sold in the first closing for $3,500,000 mature in May 2005, and the additional debentures that may be sold for up to $2,000,000 in the second closing would mature in November 2005. The debentures are convertible into shares of SVI common stock at a conversion price equal to 115% of the daily volume weighed average price of the SVI common stock on the American Stock Exchange on the date the debentures were sold. The debentures sold at the first closing have a conversion price of $1.0236. If certain conditions are met, the Company has the option to redeem the debentures at 110% of their face value, plus accrued interest. The Company must redeem the debentures at the initial monthly amount of $218,750, commencing on February 1, 2004. If the second closing occurs, this redemption amount will be increased to $300,000, commencing on the later of February 1, 2004 or the fifth month following the second closing. Furthermore, if the daily volume weighed average price of the SVI common stock on the American Stock Exchange exceeds the Closing Price (which was $0.8901 at the first closing) by more than 200% for 15 consecutive trading days, SVI will have the option to convert the debentures into SVI common stock at the conversion price then in effect.

At the first closing, Midsummer Investment was issued 629,143 warrants, Omicron Master Trust was issued 674,082 warrants, and Islandia, L.P. was issued 269,633 warrants. These warrants, as well as the warrants to be issued in the second closing, are for a 5-year term, with an exercise price equal to 115% of the daily volume weighed average price of the SVI common stock on the American Stock Exchange on the date the accompanying debentures were sold. The warrants issued in the first closing have an exercise price of $1.0236.

The Investors were granted the right of first refusal to participate in certain future offerings by SVI of its common stock or equivalent securities so long as any Investor owns at least 5% of the debentures purchased on the first closing. The Investors were also given registration rights under a Registration Rights Agreement requiring SVI to file a registration statement respecting the common stock issuable upon the conversion of the debentures and the warrants within 30 days after the first closing, and to use best efforts to have the registration statement declared effective at the earliest date. If the registration statement is not filed within these time frames or declared effective within 90 days following the closing date of the debentures sold in the first phase, or within 120 days in the event of a review by the Securities and Exchange Commission, SVI shall be obligated to pay liquidated damages to the Investors equal to 2% of the sum of the amount of debentures subscribed to by the Investors and the value of the warrants for each month until the registration statement becomes effective. For a full understanding of these registration rights, shareholders should review the entire Registration Rights Agreement and certain exhibits thereto, which are attached as APPENDIX II.

On April 1, 2003, SVI also entered into a similar Securities Purchase Agreement with MBSJ Investors LLC ("MBSJ") for the sale by SVI to MBSJ of 9% debentures, convertible into shares of SVI common stock at a conversion price of $1.0236, for $400,000. These debentures were accompanied by 5-year warrants to purchase 156,311 shares of SVI common stock. The debentures sold to MBSJ mature in October 2005. The debentures are convertible into shares of SVI common stock at a conversion price equal to $1.0236. If certain conditions are met, the Company has the option to redeem the debentures at 110% of their face value, plus accrued interest. The Company must redeem the debentures at the initial monthly amount of $20,000, commencing on February 1, 2004. MBSJ was also granted registration rights for the shares underlying the debentures and warrants under a Registration Rights Agreement ("MBSJ Registration Rights Agreement") and certain other rights similar to those granted to

Midsummer, Omicron, and Islandia. For a full understanding of this transaction, shareholder should review the MBSJ Securities Purchase Agreement and its exhibits, which include the form of debentures and warrants, and which are attached as APPENDIX III, and the MBSJ Registration Rights Agreement, which is attached as APPENDIX IV.

On May 5, 2003, SVI also entered into an agreement with Crestview Capital Fund I, L.P., Crestview Capital Fund II, L.P. and Crestview Capital Offshore Fund, Inc. (collectively, the "Crestview Investors") for the sale by SVI to the Crestview Investors of 9% debentures convertible into shares of SVI common stock, for an aggregate amount of $600,000 to be sold in two separate closings. The debentures are accompanied by a certain number of warrants to purchase shares of SVI common stock equal to 30% of (a) the dollar amount of debentures purchased by the Crestview Investors, and (b) divided by the daily volume weighted average price of SVI's common stock on the American Stock Exchange for the ten consecutive days immediately prior to the closing date the debentures were sold (the "Crestview Closing Price"). For purposes of determining the Crestview Closing Price, the first closing was deemed to be March 31, 2002 and the Crestview Closing Price was $.8901. The Crestview Closing Price for the second closing will be determined at that time.

The terms of the debentures issued or to be issued to the Crestview Investors are similar to the terms of the debentures issued or to be issued to the Investors. The first sale of debentures to the Crestview Investors aggregating $300,000 occurred on May 5, 2003. Additional debentures aggregating up to $300,000 will be sold to the Crestview Investors in a second closing if within one year after the date of first sale of debentures there occurs a period of 15 consecutive trading days during which the daily volume weighted average closing price of the SVI common stock is maintained at a price at or above $1.75 per share, subject to certain conditions. Interest on the debentures is due on a quarterly basis, payable in cash or shares of common stock at our option. Commencing on February 1, 2004, SVI must initially redeem $18,750 per month of the debentures, increasing to $32,727 if a second closing occurs. The debentures mature in October 2005.

The debentures initially sold to the Crestview Investors were accompanied by five-year warrants to purchase an aggregate of 101,112 shares of common stock with an exercise price of $1.0236 per share. The terms of the warrants issued or to be issued to the Crestview Investors are similar to the terms of the warrants issued or to be issued to the Investors.

The Crestview Investors were also granted registration rights for the shares underlying the debentures and warrants under the Registration Rights Agreement between SVI and the Investors.

For a full understanding of the transaction with the Crestview Investors, shareholders should review the entire agreement (the "Crestview Agreement"), which is attached as Appendix V, and the documents referenced in the Crestview Agreement. Except as set forth therein, the Crestview Agreement incorporates the terms and conditions of the Securities Purchase Agreement and the Registration Rights Agreement between SVI and the Initial Debenture Investors.

We are seeking your approval because the Securities Purchase Agreement, the MBSJ Registration Rights Agreement, and the agreement with the Crestview Investors require that the Company seek shareholder approval.

None of the Investors, MBSJ or the Crestview Investors, or any of their respective affiliates, maintains or has maintained in the past, any affiliation with SVI or its officers, directors or affiliates.

B. SUMMARY CONSOLIDATED DATA.

         The following financial information should be read together with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the audited consolidated financial statements and unaudited financial information included elsewhere in this Proxy.

           SUMMARY CONSOLIDATED FINANCIAL DATA FOR THE 9 MONTHS ENDED
                          DECEMBER 31, 2002 AND 2001:

                                                  NINE MONTHS ENDED DECEMBER 31,
                                                  ------------------------------
                                                         2002         2001
                                                      ---------    ---------
                                                            (unaudited)
                                                     (in thousands except for
                                                          per share data)
STATEMENT OF OPERATIONS DATA:
Net sales                                             $ 16,918     $ 21,446
Cost of sales                                            5,997        9,247
                                                      ---------    ---------
   Gross profit                                         10,921       12,199
Expenses:
   Product development                                   2,894        2,932
   Depreciation and amortization                         3,122        4,991
Selling, general and administrative expenses             7,365       10,388

                                                      ---------    ---------
      Total expenses                                    13,381       18,311
                                                      ---------    ---------

Loss from operations                                    (2,460)      (6,112)

Other income (expense):
   Interest income                                           1            8
   Other income (expense)                                    8          (35)
   Interest expense                                       (894)      (2,795)
   Gain on foreign currency transaction                     23           --
                                                      ---------    ---------
      Total other expense                                 (862)      (2,822)
                                                      ---------    ---------

Loss before provision for income taxes                  (3,322)      (8,934)
   Provision for income tax benefits                       (57)          (2)
                                                      ---------    ---------

Loss before cumulative effect of a
   change in accounting principle                       (3,265)      (8,932)

   Cumulative effect of changing accounting
   principle - goodwill valuation under SFAS 142          (627)          --
                                                      ---------    ---------

Loss from continuing operations                         (3,892)      (8,932)

   Loss from discontinued operations                                 (1,140)
                                                      ---------    ---------

Net loss                                              $ (3,892)    $(10,072)
                                                      =========    =========

   Basic and diluted loss per share:
      Loss before cumulative effect
      of change in accounting principle               $  (0.11)    $  (0.23)

      Cumulative effect of change in
      accounting principle                               (0.02)          --
                                                      ---------    ---------
   Loss from continuing operations                       (0.13)       (0.23)

      Loss from discontinued operations                     --        (0.03)
                                                      ---------    ---------
         Net loss                                     $  (0.13)    $  (0.26)
                                                      =========    =========

Weighted average common shares                          29,257       38,092


BALANCE SHEET DATA:
   Working Capital                                    $(11,109)    $(13,371)
   Total assets                                       $ 38,419     $ 52,712
   Long-term obligations                              $     99     $ 12,379
   Stockholders' equity                               $ 20,497     $ 19,003

                          SUMMARY CONSOLIDATED FINANCIAL DATA FOR THE LAST 5 FISCAL YEARS (1):

                                                                                                 SIX MONTHS
                                                                                                    ENDED     YEAR ENDED
                                                              YEAR ENDED MARCH 31,                MARCH 31,  SEPTEMBER 30,
                                                  ---------------------------------------------   ---------   ---------
                                                    2002         2001       2000        1999        1998        1997
                                                  ---------   ---------   ---------   ---------   ---------   ---------
                                                                   (in thousands except for per share data)
STATEMENT OF OPERATIONS DATA:
Net sales                                         $ 27,109    $ 27,713    $ 26,652    $  5,010    $    414    $    800
Cost of sales                                       10,036       9,188       6,421       1,401          37          66
                                                  ---------   ---------   ---------   ---------   ---------   ---------
   Gross profit                                     17,073      18,525      20,231       3,609         377         734

Application development expenses                     4,203       5,333       4,877          --          --          --
Depreciation and amortization                        6,723       8,616       7,250       1,672       1,611       1,018
Selling, general and administrative expenses        13,144      18,037      14,817       4,265         418       1,312
Impairment of intangible assets                         --       6,519          --          --          --          --
Impairment of note receivable received in
   connection with the sale of IBIS Systems
   Limited                                              --       7,647          --          --          --          --
                                                  ---------   ---------   ---------   ---------   ---------   ---------
      Total expenses                                24,070      46,152      26,944       5,937       2,029       2,330
                                                  ---------   ---------   ---------   ---------   ---------   ---------

Loss from operations                                (6,997)    (27,627)     (6,713)     (2,328)     (1,652)     (1,596)

Other income (expense):
   Interest income                                      10         628       1,074         520         274          33
   Other income (expense)                              (46)         63        (206)        828          49         627
   Interest expense                                 (3,018)     (3,043)     (1,493)         (1)        (35)       (102)
   Gain on disposals of Softline Limited shares         --          --          --          --       4,388       3,974
   Gain (loss) on foreign currency transaction          (9)          2         (10)        (58)        (14)       (120)
                                                  ---------   ---------   ---------   ---------   ---------   ---------
      Total other income (expense)                  (3,063)     (2,350)       (635)      1,289       4,662       4,412
                                                  ---------   ---------   ---------   ---------   ---------   ---------

Income (loss) before provision (benefit)
   for income taxes                                (10,060)    (29,977)     (7,348)     (1,039)      3,010       2,816
   Provision (benefit) for income taxes                 39      (4,778)     (2,414)         30         887         190
                                                  ---------   ---------   ---------   ---------   ---------   ---------

Income (loss) from continuing operations           (10,099)    (25,199)     (4,934)     (1,069)      2,123       2,626

Income (loss) from discontinued operations          (4,559)     (3,746)        880       6,654       3,696       2,222
                                                  ---------   ---------   ---------   ---------   ---------   ---------
         Net income (loss)                        $(14,658)   $(28,945)   $ (4,054)   $  5,585    $  5,819    $  4,848
                                                  =========   =========   =========   =========   =========   =========

Basic earnings (loss) per share:
   Income (loss) from continuing operations       $  (0.28)   $  (0.72)   $  (0.15)   $  (0.04)   $   0.08    $   0.19
   Income (loss) from discontinued operations        (0.13)      (0.11)       0.03        0.24        0.13        0.16
                                                  ---------   ---------   ---------   ---------   ---------   ---------
         Net income (loss)                        $  (0.41)   $  (0.83)   $  (0.12)   $   0.20    $   0.21    $   0.35
                                                  =========   =========   =========   =========   =========   =========

Diluted earnings (loss) per share:
   Income (loss) from continuing operations       $  (0.28)   $  (0.72)   $  (0.15)   $  (0.03)   $   0.07    $   0.17
   Income (loss) from discontinued operations        (0.13)      (0.11)       0.03        0.20        0.12        0.14
                                                  ---------   ---------   ---------   ---------   ---------   ---------
         Net income (loss)                        $  (0.41)   $  (0.83)   $  (0.12)   $   0.17    $   0.19    $   0.31
                                                  =========   =========   =========   =========   =========   =========

Weighted average common shares:
   Basic                                            35,698      34,761      32,459      28,600      27,768      13,971
   Diluted                                          35,698      34,761      32,459      33,071      31,046      15,618

BALANCE SHEET DATA:
Working capital                                   $ (5,337)   $ (2,782)   $  2,628    $ 26,387    $  9,763    $    596
Total assets                                      $ 40,005    $ 56,453    $ 94,083    $ 52,374    $ 46,481    $ 19,230
Long-term obligations                             $  8,013    $ 18,554    $ 21,586    $  2,043    $    771    $    545
Stockholders' equity                              $ 21,952    $ 26,993    $ 53,497    $ 45,270    $ 37,075    $ 10,885

(1) Certain reclassifications are reflected in the above data since the filing of such annual reports on forms 10KSB and 10K.

C. FINANCIAL STATEMENTS. We have attached to this Proxy the unaudited consolidated balance sheet of SVI and its subsidiaries as of December 31, 2002, and the related consolidated statements of operations, stockholders' equity, and cash flows for the 9 month period then ended, and the audited consolidated balance sheets of SVI and its subsidiaries as of March 31, 2002 and March 31, 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended.

D. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Market risk represents the risk of loss that may impact our consolidated financial position, results of operations or cash flows. We are exposed to market risks, which include changes in interest rates and changes in foreign currency exchange rate as measured against the U.S. dollar.

We conduct business in various foreign currencies, primarily in Europe and until February 2002, Australia. Sales are typically denominated in the local foreign currency, which creates exposures to changes in exchange rates. These changes in the foreign currency exchange rates as measured against the U.S. dollar may positively or negatively affect our sales, gross margins and retained earnings. We attempt to minimize currency exposure risk through decentralized sales, development, marketing and support operations, in which substantially all costs are local currency based. There can be no assurance that such an approach will be successful, especially in the event of a significant and sudden decline in the value of the foreign currency. We do not hedge against foreign currency risk. Approximately 12% and 18% of our total net sales were denominated in currencies other than the U.S. dollar for the nine-month period ending December 31, 2002 and 2001, respectively. Approximately 17%, 22%, and 37% of our total net sales were denominated in currencies other than the U.S. dollar for the periods ended March 31, 2002, 2001 and 2000, respectively.

We have no direct equity investments.

E. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

We are an independent provider of multi-channel application software technology and associated services for the retail industry including enterprise, direct-to-consumer and store solutions and related training products and professional and support services. Our applications and services represent a full suite of offerings that provide retailers with a complete end-to-end business solution. We also develop and distribute PC courseware and skills assessment products for both desktop and retail applications.

We developed our retail application software technology and services business through acquisitions. The largest and most important of these acquisitions were:

    o APPLIED RETAIL SOLUTIONS, INC. (ARS) IN JULY 1998 FOR AGGREGATE CONSIDERATION OF $7.9 MILLION IN CASH AND STOCK PAID TO THE FORMER STOCKHOLDERS; AND

    o    ISLAND PACIFIC SYSTEMS CORPORATION IN APRIL 1999 FOR $35 MILLION CASH.

Island Pacific is one of the leading providers of retail enterprise applications. ARS was one of the leading providers of store applications, and the technology we acquired and have subsequently enhanced now forms the core of our SVI Store Solutions.

We accounted for both the Island Pacific and ARS acquisitions using purchase accounting, which has resulted in the addition of significant goodwill and capitalized software assets on our balance sheet. See "Significant Accounting Policies."

We are organized into two strategic business units with separate management teams and reporting infrastructures. Each unit is evaluated primarily based on total revenues and operating income. Identifiable assets are also managed by business units. The units are as follows:

    o Island Pacific - PROVIDES RETAIL ENTERPRISE SOLUTIONS AND ASSOCIATED PROFESSIONAL SERVICES FOR MULTI-CHANNEL RETAILERS IN THE SPECIALTY, MASS MERCHANDISING AND DEPARTMENT STORE MARKETS.

    o SVI Store Solutions - OFFERS RETAILERS MULTI-PLATFORM, CLIENT SERVER IN-STORE SOLUTIONS PROVIDING ALL POINT-OF-SALE AND IN-STORE PROCESSOR FUNCTIONS.


Our operations are conducted principally in the United States and the United Kingdom. Prior to February 2002, we also conducted business in Australia. Effective April 1, 2003, we sold our shares in SVI Training Products, Inc. to Arthur Klitofsky, President of SVI Training Products, Inc., a third unit we previously operated. The financial statements and certain other information contained in this prospectus include the results of operating this unit.

We currently derive the majority of our revenues from the sale of application software licenses and the provision of related professional and support services. Application software license fees are dependent upon the sales volume of our customers, the number of users of the application(s), and/or the number of locations in which the customer plans to install and utilize the application(s). As the customer grows in sales volume, adds additional users and/or adds additional locations, we charge additional license fees. We typically charge for support, maintenance and software updates on an annual basis pursuant to renewable maintenance contracts. We typically charge for professional services including consulting, implementation and project management services on an hourly basis. Our sales cycles for new license sales historically ranged from three to twelve months, but new license sales were limited during the past two fiscal years and sales cycles are now difficult to estimate. Our long sales cycles have in the past caused our revenues to fluctuate significantly from period to period. The reduction of new license sales caused the revenues of our Australian subsidiary to decrease substantially prior to discontinuation of operations in February 2002, and caused our sales mix in the US and the UK to shift to lower margin services.

We evaluate local operations primarily based on total revenues and earnings before interest expense, provision for income taxes, depreciation and amortization and impairment charges. Our evaluation for the nine-month period ending December 31, 2002 and for the fiscal years ended December 31, 2002, 2001 and 2000 are shown below:

                                                NINE MONTHS ENDED DECEMBER 31, 2002 AND 2001
                                                     2002                        2001
                                          --------------------------- ----------------------------
                                                         PERCENTAGE                  PERCENTAGE
                                             AMOUNT      OF REVENUE      AMOUNT      OF REVENUE
                                          ------------  ------------- ------------- --------------
                                                        (UNAUDITED AND IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
Net Sales                                 $    16,918           100 % $     21,446           100 %
Cost of sales                                   5,997            35 %        9,247            43 %
                                          ------------  ------------- ------------- --------------
   Gross profit                                10,921            65 %       12,199            57 %
                                          ------------  ------------- ------------- --------------

Product development expense                     2,894            17 %        2,932            14 %
Selling, general and administration
  expenses                                      7,365            44 %       10,388            48 %
Other income (expense)                             32             0 %          (27)            0 %
                                          ------------  ------------- ------------- --------------

 Income (loss) before interest expenses,
    provision for income taxes,
    depreciation and amortization and
    impairment                                    694             4 %       (1,148)           (5)%

Depreciation and amortization                  (3,122)          (18)%       (4,991)          (23)%
Cumulative effect of change in accounting
   principle                                     (627)           (4)%           --            --
Interest expense                                 (894)           (5)%       (2,795)          (13)%
Provision for income tax benefits                 (57)            0 %           (2)            0 %
                                          ------------  ------------- ------------- --------------
              Loss from continuing
              operations                       (3,892)          (23)%       (8,932)          (41)%

              Loss from discontinued
              operations, net of taxes             --                       (1,140)
                                          ------------                -------------

                 Net loss                 $    (3,892)                $    (10,072)
                                          ============                =============

                                        YEARS ENDED MARCH 31, 2002, 2001 AND 2000

                                                                         YEAR ENDED MARCH 31,
                                                     2002                         2001                        2000
                                          --------------------------  ---------------------------  -------------------------
                                                         PERCENTAGE                  PERCENTAGE                  PERCENTAGE
                                             AMOUNT      OF REVENUE      AMOUNT      OF REVENUE       AMOUNT     OF REVENUE
                                          ------------  ------------  -------------  ------------  ------------  -----------
Net sales                                 $    27,109          100 %  $     27,713          100 %  $    26,652         100 %
Cost of sales                                  10,036           37 %         9,188           33 %        6,421          24 %
                                          ------------  ------------  -------------  ------------  ------------  -----------
       Gross profit                            17,073           63 %        18,525           67 %       20,231          76 %

Application development expense                 4,203           16 %         5,333           19 %        4,877          18 %
Selling, general and administration
  expenses                                     13,144           48 %        18,037           65 %       14,817          56 %
Other income (expense)                            (45)           0 %           693            3 %          858           3 %
                                          ------------  ------------  -------------  ------------  ------------  -----------

 Income (loss) before interest expenses,
   provision for income taxes,
   depreciation and amortization and
   impairment                                    (319)          (1)%        (4,152)         (14)%        1,395           5 %

Depreciation and amortization                  (6,723)         (25)%        (8,616)         (31)%       (7,250)        (27)%
Impairment of intangible assets                                             (6,519)         (24)%
Impairment of note receivable received in
      connection with the sale of IBIS
      Systems Limited                              --           --          (7,647)         (28)%           --          --
Interest expense                               (3,018)         (11)%        (3,043)         (11)%       (1,493)         (6)%
Provision (benefit) for income taxes               39            0 %        (4,778)          17 %       (2,414)          9 %
                                          ------------  ------------  -------------  ------------  ------------  -----------
     Loss from continuing operations          (10,099)         (37)%       (25,199)         (91)%       (4,934)        (19)%

     Income (loss) from discontinued
          operations, net of taxes             (4,559)                      (3,746)                        880
                                          ------------                -------------                ------------

                 Net loss                 $   (14,658)                $    (28,945)                $    (4,054)
                                          ============                =============                ============

We also manage long-lived assets by geographic region. The geographic distribution of our revenues and long-lived assets for the nine months ended December 31, 2002 and December 31, 2001, and for the fiscal years ended December 31, 2002, 2001 and 2000, is as follows (in thousands):

                  NINE MONTHS ENDED DECEMBER 31, 2002 AND 2001

                                                      NINE MONTHS   NINE MONTHS
                                                        ENDED          ENDED
                                                     DECEMBER 31,   DECEMBER 31,
                                                         2002           2001
                                                     -----------    -----------
                                                    (unaudited and in thousands)
Net Sales:
         United States                               $   14,885     $   19,278
         Australia (discontinued operations)                 --          2,110
         United Kingdom                                   2,033          2,168
                                                     -----------    -----------
                  Total net sales                    $   16,918     $   23,556
                                                     ===========    ===========

Long-lived assets:
         United States                               $   32,594     $   44,506
         Australia (discontinued operations)                 --          1,138
         United Kingdom                                      28             26
                                                     -----------    -----------
                  Total long-lived assets            $   32,622     $   45,670
                                                     ===========    ===========

                    YEARS ENDED MARCH 31, 2002, 2001 AND 2000

                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                   MARCH 31,    MARCH 31,    MARCH 31,
                                                     2002         2001         2000
                                                  -----------  -----------  -----------
                                                              (in thousands)
Net Sales:
         United States                            $   24,559   $   25,457   $   22,820
         Australia (discontinued operations)           2,363        4,959        8,372
         South Africa (discontinued operations)           --           --        1,090
         United Kingdom                                2,550        2,256        3,832
                                                  -----------  -----------  -----------
                  Total net sales                 $   29,472   $   32,672   $   36,114
                                                  ===========  ===========  ===========

Long-lived assets:
         United States                            $   35,280   $   48,270   $   60,909
         Australia (discontinued operations)              --        1,370       11,471
         United Kingdom                                   22           59           75
                                                  -----------  -----------  -----------
                  Total long-lived assets         $   35,302   $   49,699   $   72,455
                                                  ===========  ===========  ===========

Up to March 31, 2002, we classified our operations into two lines of business: retail solutions and training products. As revenues, results of operations and assets related to our training products subsidiary were below the threshold established for segment reporting, we consider our business for the fiscal year ended March 31, 2002 to have consisted of one reportable operating segment. Effective April 1, 2002, we operated under three strategic business units; however, we have since sold one of those units-SVI Training Products. Accordingly, we now operate under two strategic business units, each of which will be measured separately against their individual business plans, and we will classify our operations as one line of business-retail solutions beginning in fiscal year 2004.

Results of operations for fiscal 2002 and the first nine months of fiscal year 2003 reflect continued weakness in new license sales of our application software suites. As a result of our net losses, we experienced significant strains on our cash resources throughout the 2002 fiscal year and the first nine months of fiscal year 2003.

We have taken a number of affirmative steps to address our operating situation and liquidity problems, and to position us for improved results of operations.

    o In October 2002, we appointed Steven Beck, a retail industry expert, to the position of President of Island Pacific. Mr. Beck's vision for Island Pacific is to become the dominant provider of "Thoughtware" to the retail industry. Mr. Beck's goals are to develop high quality, high value products and services to the retail industry; using breakthrough technologies and processes, and to provide these products and their associated services in partnership with major consulting organizations and other best of breed solution providers. These products and services will be offered to small and mid-size retailers. Our goal is to expand alternatives to retailers, matching innovative solutions to emerging industry complexities so retailers will realize ongoing successes. We will make available to retailers at what we believe to be affordable prices a "dashboard" of decision makers, and experienced minds, yielding a range of velocity management alternatives for review and actions that span merchandising and marketing activities from conception to consumption. Effective April 1, 2003, Mr. Beck was appointed as our President, Chief Operating Officer and a director.

    o In January 2003, we appointed Harvey Braun, a well-known and highly-respected retail industry veteran, to the position of Chief

         Executive Officer of Island Pacific. Together with Mr. Beck, we anticipate Mr. Braun will lead Island Pacific through the next evolution of product and service offerings to meet the ever-changing needs of retailers worldwide. Effective April 1, 2003, Mr. Braun was appointed as our Chief Executive Officer, replacing Barry Schechter, and a director.

    o We are increasing our product offerings through strategic relationships with Planalytics, KMG Solutions, VisionCompass Inc., Raymark, Inc., Wazagua LLC, ANT USA, Inc. and IT Resources Inc.

    o Under a partnership agreement with Planalytics Inc., Island Pacific will market Impact LR, an internet-based application that measures the specific effects of future weather on consumer demand by product, location and time. Using Impact LR, our customers can plan the timing of in-season markdowns, as well as the season-to-season flow of merchandise into their stores with maximum effectiveness.

    o Under a marketing license agreement with KMG Solutions, Island Pacific will integrate, market and support Traxion(TM) process management solutions. Traxion's business process management solution consists of three modules. Traxion ProcessEngine(TM) is the real-time process management platform that retailers use to actively manage and support their organizations' unique business processes. Traxion ProcessModeler(TM), includes simulation functions such as same-time comparison of process variations and the use of actual cost data to produce process-based financial estimates. Traxion OrganizationModeler(TM) simplifies the creation of sophisticated models including inter-company workgroups, payroll information, and roles.

    o Island Pacific will market VisionCompass(TM) collaborative enterprise management software, which uniquely combines the best of performance management, business intelligence, resource planning, and collaboration capabilities into one straightforward, web-based application. The system enables decision makers and teams to develop specific business goals, work on them together, and measure their collective results objectively. The highly flexible system is easily customizable to fit each organization's unique needs and leads directly to improved quality and visibility of key indicators throughout the enterprise.

    o Under an OEM agreement with Raymark, Inc., Island Pacific will integrate, market and support Xpert Store point-of-sale ("POS") software solution under the Island Pacific brand. Raymark's full-featured POS solution streamlines the checkout process in order to increase sales associate efficiency and augment customer satisfaction. The software supports multi-channel, multi-language, multi-currency and multi-taxation requirements.

    o Under an agreement with Wazagua LLC, Island Pacific will exclusively offer to retailers worldwide Wazagua's products and services including web-based Loss Prevention Case Management Package, ASP Data Hosting and POS Exception Reporting. WAZAGUA(TM) ASP Hosted Suite of Modules automates data management for the Loss Prevention, Operations, Human Resources, Safety & Risk Management community. These ASP-hosted productivity tools allow retailers to capture the power of the internet. Retailers can create efficiencies, manage and share information, make better use of their staff, eliminate redundant data entry - and work from virtually any point in the world.

    o Under terms of a reseller agreement, Island Pacific will market, sell, install, interface to, and support ANT USA's products including Buyer's Toolbox(tm), a leading suite of merchandise and assortment planning software that has been successfully implemented by over 140 retailers worldwide. The software will extend Island Pacific's assortment and planning capabilities by providing a solid planning methodology accessed through an easy-to-use interface, in a cost-effective offering.

    o A marketing license agreement with IT Resources Inc. allows Island Pacific to market, sell, install, support and integrate IT Resources' Buyer's WorkMate(r) Suite, an innovative decision support software platform developed for merchandising organizations. The software will bring mobility and other timesaving benefits to the buying process.

    o In the third quarter of 2002, we completed an analysis of our operations and concluded that it was necessary to restructure the composition of our management and personnel. We were concerned that the new management team had not been able to close a number of new business opportunities or to raise capital. We were also concerned with general economic conditions, especially after the terrorist attacks of September 11, 2001, and the resulting ongoing hostilities in the world. Our CEO, Thomas A. Dorosewicz, and our CFO, Kevin C. O'Neill, elected to leave to pursue other interests, and both resigned from our board of directors. We appointed Barry M. Schechter, our Chairman, as Chief Executive Officer. Mr. Schechter remains our Chairman, but resigned as our CEO effective April 1, 2003. We also reduced our staff by a total of 20%, and restructured and refocused our sales force toward opportunities available in the current economic climate. This reorganization resulted in costs savings of approximately $3 million per year.

    o In the fourth quarter of 2001, we appointed experienced managers to manage our Island Pacific and SVI Store Solutions operations. These managers report directly to the CEO. We also appointed an experienced vice president of sales to the team.

    o We developed measurable budgets for each divisional operation so as to measure performance directly and maintain control over expenditures.

    o We restructured our application development efforts in concert with our new Marketing and Technology Management team to work more closely with customers for improvements to our offerings. We expect the result will be application technology that more closely meets the needs of our customers. Additionally, more of the costs of development may be offset against customer specific revenues.

    o We relocated our principal executive offices to smaller and less expensive premises in Carlsbad, California.

    o In July 2002, we negotiated an extension of our senior bank lending facility to August 31, 2003, and then we subsequently satisfied this debt in full under the Discounted Loan Payoff Agreement dated March 31, 2003. See "Liquidity and Capital Resources -- Contractual Obligations -- Union Bank."

    o We completed an integrated series of transactions with Softline to repay our subordinated note to Softline, to transfer to Softline our note received in connection with the sale of IBIS Systems Limited, and to issue new Series A Convertible Preferred securities in exchange for 10,700,000 SVI common shares. See "Financing Transactions -- Softline."

    o Our Australian subsidiary ceased operations in February 2002. See "Discontinued Operations."

    o In fiscal 2001, we issued a total of $1.25 million in convertible notes to a limited number of accredited investors related to ICM Asset Management, Inc. of Spokane, Washington, a significant beneficial owner of our common stock. In July 2002, we amended these convertible notes to extend the maturity date to September 30, 2003 and we replaced the warrants issued to these investors. See "Financing Transactions -- ICM Asset Management, Inc." below.

    o In May 2002, we entered into a new two-year software development and services agreement with our largest customer, Toys "R' Us, Inc. ("Toys"). Toys also agreed to invest $1.3 million for the purchase of a non-recourse convertible note and a warrant to purchase up to 2,500,000 common shares. See "Financing Transactions -- Toys "R" Us' below.

    o In March 2003, we issued a total of $3.5 million in 9% convertible debentures to Midsummer Investment, Ltd., Omicron Master Trust and Islandia, L.P. Along with these debentures, warrants to purchase an aggregate of 1,572,858 shares of common stock were issued to these investors. See "Financing Transactions - Midsummer/Omicron/Islandia" below. We used most of the proceeds from this issuance to repay our debt to Union Bank.

    o On April 1, 2003, we issued a total of $400,000 in 9% convertible debentures to MSBJ Investors LLC. Along with these debentures, warrants to purchase an aggregate of 156,863 shares of common stock were issued to this investors. See "Financing Transactions - MSBJ" below.

    o On May 5, 2003, we issued a total of $300,000 in 9% convertible debentures to Crestview Capital Fund I, L.P., Crestview Capital Fund II, L.P. and Crestview Capital Offshore Fund, Inc. Along with these debentures, warrants to purchase an aggregate of 101,112 shares of common stock were issued to these investors. See "Financing Transactions - Crestview Investors" below.

    o    Effective April 1, 2003, we sold SVI Training Products, Inc. to Arthur
         S. Klitofsky for $180,000, plus earnout payments equal to 20% of the total gross revenues of SVI Training Products in each of its next two fiscal years, to the extent the revenues in each of those years exceed $1.4 million. Mr. Klitofsky delivered to us a promissory note for the amount of $180,000, and the earnout payments, if any, will be made in quarterly installments following each fiscal year, bearing an annual interest rate of five percent (5%).



Discontinued Operations
-----------------------

Due to the declining performance of our Australian subsidiary, we decided in the third quarter of fiscal 2002 to sell certain assets of the Australian subsidiary to the former management of such subsidiary, and then cease Australian operations. Such sale was, however, subject to the approval of National Australia Bank, the subsidiary's secured lender. The bank did not approve the sale and the subsidiary ceased operations in February 2002. The bank caused a receiver to be appointed in April 2002 to sell substantially all of the assets of the Australian subsidiary and pursue collections on any outstanding receivables. The receiver proceeded to sell substantially all of the assets for $300,000 in May 2002 to the entity affiliated with former management, and is actively pursuing the collection of receivables. If the sale proceeds plus collections on receivables are insufficient to discharge the indebtedness to National Australia Bank, we may be called upon to pay the deficiency under our guarantee to the bank. We have accrued $187,000 as our potential exposure. The receiver has also claimed that we are obligated for inter-company balances of $636,000. We do not believe any amounts are owed to the receiver, who has not as of the date of this report acknowledged the monthly corporate overhead recovery fees and other amounts charged by us to the Australian subsidiary offsetting the amount claimed to be due. For further details, see "Liquidity and Capital Resources -- Contractual Obligations -- National Australia Bank."

The disposal of our Australian subsidiary resulted in a loss of $3.2 million. The operating results of the Australian subsidiary are shown on our financial statements as discontinued operations with the prior period results restated.

Effective April 1, 2003, we sold our shares in SVI Training Products, Inc. to Arthur Klitofsky. This business unit accounted for less than 7% of our total revenues in the nine month period ending December 31, 2002. The selling price was $180,000, plus earnout payments equal to 20% of the total gross revenues of SVI Training Products in each of its next two fiscal years, to the extent the revenues in each of those years exceed $1.4 million. Mr. Klitofsky delivered to us a promissory note for the amount of $180,000. The earnout payments, if any, will be made in quarterly installments following each fiscal year, bearing an annual interest rate of five percent (5%).

Critical Accounting Policies and Estimates
------------------------------------------

Our discussion and analysis of financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, based on historical experience, and various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

We believe the following critical accounting policies affect significant judgments and estimates used in the preparation of our consolidated financial statements:

    o Revenue recognition. Our revenue recognition policy is significant because our revenue is a key component of our results of operations. In addition, our revenue recognition determines the timing of certain expenses such as commissions and royalties. We follow specific and detailed guidelines in measuring revenue; however, certain judgments affect the application of our revenue policy.

              We license software under non-cancelable agreements and provide related services, including consulting and customer support. We recognize revenue in accordance with Statement of Position 97-2 (SOP 97-2), Software Revenue Recognition, as amended and interpreted by Statement of Position 98-9, Modification of SOP 97-2, Software Revenue Recognition, with respect to certain transactions, as well as Technical Practice Aids issued from time to time by the American Institute of Certified Public Accountants. We adopted Staff Accounting Bulletin No. 101 (SAB 101), Revenue Recognition in Financial Statements, during the first quarter of 2000. SAB 101 provides further interpretive guidance for public companies on the recognition, presentation, and disclosure of revenue in financial statements. The adoption of SAB 101 did not have a material impact on our licensing or revenue recognition practices.

              Software license revenue is generally recognized when a license agreement has been signed, the software product has been delivered, there are no uncertainties surrounding product acceptance, the fees are fixed and determinable, and collection is considered probable. If a software license contains an undelivered element, the fair value of the undelivered element is deferred and the revenue recognized once the element is delivered. In addition, if a software license contains customer acceptance criteria or a cancellation right, the software revenue is recognized upon the earlier of customer acceptance or the expiration of the acceptance period or cancellation right. Typically, payments for our software licenses are due in installments within twelve months from the date of delivery. Where software license agreements call for payment terms of twelve months or more from the date of delivery, revenue is recognized as payments become due and all other conditions for revenue recognition have been satisfied. Deferred revenue consists primarily of deferred license, prepaid services revenue and maintenance support revenue.

              Consulting services are separately priced, are generally available from a number of suppliers, and are not essential to the functionality of our software products. Consulting services, which include project management, system planning, design and implementation, customer configurations, and training are billed on both an hourly basis and under fixed price contracts. Consulting services revenue billed on an hourly basis is recognized as the work is performed. On fixed price contracts, consulting services revenue is recognized using the percentage of completion method of accounting by relating hours incurred to date to total estimated hours at completion. We have from time to time provided software and consulting services under fixed price contracts that require the achievement of certain milestones. The revenue under such arrangements is recognized as the milestones are achieved.

              Customer support services include post-contract support and the rights to unspecified upgrades and enhancements. Maintenance revenues from ongoing customer support services are billed on a monthly basis and recorded as revenue in the applicable month, or on an annual basis with the revenue being deferred and recognized ratably over the maintenance period. If an arrangement includes multiple elements, the fees are allocated to the various elements based upon vendor-specific objective evidence of fair value.

    o Accounts Receivable. We typically extend credit to our customers. Software licenses are generally due in installments within twelve months from the date of delivery. Billings for customer support and consulting services performed on a time and material basis are due upon receipt. From time to time software and consulting services are provided under fixed price contracts where the revenue and the payment of related receivable balances are due upon the achievement of certain milestones. Management estimates the probability of collection of the receivable balances and provides an allowance for doubtful accounts based upon an evaluation of our customers ability to pay and general economic conditions.

    o Valuation of long-lived and intangible assets and goodwill. We assess the impairment of identifiable intangibles, long-lived assets and related goodwill whenever events or changes in circumstances indicate that the carrying value may not be recoverable. When we determine that the carrying value of intangibles, long-lived assets and related goodwill may not be recoverable we measure any impairment based on a projected discounted cash flow method using a discount rate determined by our management to be commensurate with the risk inherent in our current business model. Net intangible assets, long-lived assets, and goodwill amounted to $35.5 million as of March 31, 2002.

              In our 2003 fiscal year, Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets became effective and as a result, we will cease to amortize approximately $14.8 million of goodwill. We had recorded approximately $2.2 million of amortization during fiscal 2002 and would have recorded approximately $2.2 million of amortization during fiscal 2003.

              We review for impairment at least annually or on an interim basis if an event occurs or circumstances change that would indicate that the value of intangible assets has diminished or been impaired. Other intangible assets will continue to be amortized over their estimate useful lives. We evaluate the remaining useful lives of these intangibles on an annual basis to determine whether events or circumstances warrant a revision to the remaining period of amortization.

Financing Transactions.
-----------------------

AMRO International, S.A.
------------------------

On October 24, 2000, the SEC declared effective a registration statement registering up to 700,000 shares of our common stock for resale by AMRO International, S.A. AMRO purchased 344,948 shares in March 2000 for approximately $2.9 million, and under the terms of the purchase agreement, was entitled to receive additional shares of our common stock if the average of the closing price of our stock for the five days preceding the effective date of the registration statement was less than $10.34. Pursuant to the repricing formula, we issued to AMRO 375,043 additional shares of common stock. We became obligated to pay to AMRO liquidated damages for late effectiveness of the registration statement in the amount of $286,000. AMRO agreed in March 2001 to accept 286,000 shares of common stock in satisfaction of the liquidated damages, and agreed to purchase an additional 214,000 shares of common stock for $214,000. In connection with this agreement, we issued AMRO a two-year warrant to purchase up to 107,000 shares of common stock at $1.50 per share, which has since expired.

We agreed to register all of the shares sold in March 2001, and those that we may sell under the warrant, with the SEC. We became obligated to pay to AMRO as liquidated damages the amount of $60,000. In April 2002, AMRO agreed to accept 140,000 shares of common stock in satisfaction of the liquidated damages

ICM Asset Management, Inc.
--------------------------

In December 2000, we entered into an agreement to sell up to 2,941,176 common shares to a limited number of accredited investors related to ICM Asset Management, Inc. for cash at $0.85 per share. We sold 1,764,706 of such shares in December 2000, for gross proceeds of $1.5 million, and an additional 588,235 shares in January 2001, for additional gross proceeds of $0.5 million. Two of the investors exercised a right to purchase an additional 588,235 shares in February 2001 for additional gross proceeds of $0.5 million.

We also agreed to issue to each investor a warrant to purchase one common share at $1.50 for each two common shares purchased in the private placement (aggregate warrants exercisable for 1,470,590 option shares). We had the right to call 50% of the warrants, subject to certain conditions, if our common shares traded at a price above $2.00 per share for thirty consecutive days. We had the right to call the remaining 50% of the warrants, subject to certain conditions, if our common shares traded at a price above $3.00 per share for thirty consecutive days.

We agreed to register all of the shares sold under the purchase agreement or upon exercise of the warrants with the SEC. Our agreement with the investors provided that if a registration statement was not effective on or before April 21, 2001, we would be obligated to issue two-year warrants to each investor, entitling the investor to purchase additional shares of our common stock at $0.85 per share. We filed a registration statement in January 2001 to register these shares, but it did not become effective. As of June 28, 2002, we had issued the investors warrants to purchase 1,249,997 common shares under this agreement.

In May and June 2001, we issued a total of $1.25 million in convertible notes to a limited number of accredited investors related to ICM Asset Management, Inc. The notes were originally due August 30, 2001, and required interest at the rate of 12% per annum to be paid until maturity, with the interest rate increasing to 17% in the event of a default in payment of principal or interest. Any portion of the unpaid amount of principal and interest was convertible at any time by the investors into common shares valued at $1.35 per share. We also agreed to issue to the investors three-year warrants to purchase 250 common shares for each $1,000 in notes purchased, at an exercise price of $1.50 per share.

In July 2002, we agreed to amend the terms of the notes and warrants issued to the investors related to ICM Asset Management, Inc. The investors agreed to replace the existing notes with new notes having a maturity date of September 30, 2003. The interest rate on the new notes was reduced to 8% per annum, increasing to 13% in the event of a default in payment of principal or interest. We are required to pay accrued interest on the new notes calculated from July 19, 2002, in quarterly installments beginning September 30, 2002. The investors agreed to reduce accrued interest and late charges on the original notes by up to $16,000, and to accept the reduced amount in 527,286 shares of our common stock valued at $0.41 per share which was the average closing price of our shares on the American Stock Exchange for the 10 trading days prior to July 19, 2002. The new notes are convertible at the option of the holders into shares of our common stock valued at $0.60 per share. We do not have a right to prepay the notes. In December 2002, the investors agreed to extend the payments of accrued interest to September 30, 2003.

We also agreed that the warrants previously issued to the investors to purchase an aggregate of 3,033,085 shares at exercise prices ranging from $0.85 to $1.50, and expiring on various dates between December 2002 and June 2004, would be replaced by new warrants to purchase an aggregate of 1,600,000 shares at $0.60 per share, expiring July 19, 2007. The replacement warrants are not callable by us.

We also agreed to file a registration statement for the resale of all shares held by or issuable to these investors. In the event such registration statement is not declared effective by the SEC by June 30, 2003, we will be obligated to issue five-year warrants for the purchase of 5% of the total number of registrable securities at an exercise price of $0.60 per share. For the first and second 30 day periods after June 30, 2003 in which the registration statement is not effective, we will be obligated to issue additional warrants for the purchase of 5% of the total number of registrable securities at an exercise price of $0.60 per share. For each 30 day period thereafter in which the registration statement is not effective, we will be obligated to issue additional warrants for the purchase of 2.5% of the total number of registrable securities at an exercise price of $0.60 per share.

Softline

In May 2002, we entered into an integrated series of transactions with Softline by which:

    1. We transferred to Softline the note received in connection with the sale of IBIS Systems Limited.

    2. We issued to Softline 141,000 shares of newly-designated Series A Convertible Preferred Stock .

    3. Softline released us from approximately $12.3 million in indebtedness due to Softline under a promissory note.

    4. Softline surrendered 10,700,000 shares of our common shares held by Softline.

The Series A Preferred Stock has a stated value of $100 per share and is redeemable at our option any time prior to the maturity date of December 31, 2006 for 107% of the stated value and accrued and unpaid dividends. The shares are entitled to cumulative dividends of 7.2% per annum, payable semi-annually when, as and if declared by the board of directors. Softline may convert each share of Series A Preferred Stock at any time into the number of common shares determined by dividing the stated value plus all accrued and unpaid dividends, by a conversion price initially equal to $0.80. The conversion price increases at an annual rate of 3.5% calculated on a semi-annual basis. The Series A Preferred Stock is entitled upon liquidation to an amount equal to its stated value plus accrued and unpaid dividends in preference to any distributions to our common stockholders. The Series A Preferred Stock has no voting rights prior to conversion into common stock, except with respect to proposed impairments of the Series A Preferred rights and preferences, or as provided by law. We have the right of first refusal to purchase all but not less than all of any shares of Series A Preferred Stock or common shares received on conversion which Softline may propose to sell to a third party, upon the same price and terms as the proposed sale to a third party. We also granted Softline certain registration rights for the common shares into which the Series A Preferred Stock is convertible, including the right to demand registration on Form S-3 if such form is available to us and Softline proposes to sell at least $5 million of registrable common shares, and the right to include shares obtainable upon conversion of the Series A Preferred Stock in other registration statements we propose to file.

These transactions were recorded for accounting purposes on January 1, 2002, the date when Softline took effective control of the IBIS note and we ceased accruing interest on the Softline note. We did not recognize any gain or loss in connection with the disposition of the IBIS note or the other components of the transactions.

Toys "R" Us, Inc.
-----------------

In May 2002, Toys "R" Us, Inc. ("Toys") agreed to invest $1.3 million for the purchase of a non-recourse convertible note and a warrant to purchase 2,500,000 common shares. The purchase price was received in installments through September 27, 2002. The note is non-interest bearing, and the face amount was either convertible into shares of our stock valued at $0.553 per share or payable in cash at our option, at the end of the term. In November 2002, the Board decided that this note will be converted solely for equity and will not be repaid in cash. The note is due May 29, 2009, or if earlier than that date, three years after the completion of the development project contemplated in the development agreement between us and Toys entered into at the same time. We do not have the right to prepay the convertible note before the due date. The face amount of the note is 16% of the $1.3 million purchase price as of May 29, 2002, and increases by 4% of the $1.3 million purchase price on the last day of each succeeding month, until February 28, 2004, when the face amount is the full $1.3 million purchase price. The face amount will cease to increase if Toys terminates its development agreement with us for a reason other than our breach. The face amount will be zero if we terminate the development agreement due to an uncured breach by Toys of the development agreement.

The warrant entitles Toys to purchase up to 2,500,000 of our common shares at $0.553 per share. The warrant is initially vested as to 400,000 shares as of May 29, 2002, and vests at the rate of 100,000 shares per month until February 28, 2004. The warrant will cease to vest if Toys terminates its development agreement with us for a reason other than our breach. The warrant will become entirely non-exercisable if we terminate the development agreement due to an uncured breach by Toys of the development agreement. Toys may elect a "cashless exercise" where a portion of the warrant is surrendered to pay the exercise price. As of March 31, 2003, 1.4 million shares of the warrant are exercisable.

The note conversion price and the warrant exercise price are each subject to a 10% reduction in the event of an uncured breach by us of certain covenants to Toys. These covenants do not include financial covenants. Conversion of the note and exercise of the warrant each require 75 days advance notice to us. As a result, under the rules of the SEC, Toys will not be considered the beneficial owner of the common shares into which the note is convertible and the warrant is exercisable until 15 days after it has given notice of conversion or exercise, and then only to the extent of such noticed conversion or exercise. We also granted Toys certain registration rights for the common shares into which the note is convertible and the warrant is exercisable, including the right to demand registration on Form S-3 if such form is available to us, and the right to include shares into which the note is convertible and the warrant is exercisable in other registration statements we propose to file.

Midsummer/Omicron/Islandia
--------------------------

On March 31, 2003, we entered into a Securities Purchase Agreement with Midsummer Investment, Ltd. ("Midsummer"), Omicron Master Trust ("Omicron"), and Islandia, L.P. ("Islandia") for the sale to these investors of 9% debentures, convertible into shares of SVI common stock at a conversion price equal to $1.0236 per share, for an aggregate amount of $3,500,000. The investors also each received a warrant to purchase up to, in the aggregate, 1,572,858 shares of common stock with an exercise price equal to $1.0236 per share.

The debentures bear an interest rate of 9% per annum, and they provide for interest only payments on a quarterly basis, payable, at our option, in cash or shares of common stock. The debentures mature in May 2005. If certain conditions are met, we have the right, but not the obligation, to redeem the debentures at 110% of their face value, plus accrued interest. Commencing on February 1, 2004, we must redeem $218,750 per month of the debenture. Furthermore, if the daily volume weighed average price of the our common stock on the American Stock Exchange exceeds $1.0236 by more than 200% for 15 consecutive trading days, we will have the option to cause the investors to convert their debentures into common stock.

The warrants issued to the investors are for a 5-year term, with an exercise price equal to $1.0236 per share.

The investors were granted the right of first refusal to participate in our future offerings of common stock or equivalent securities so long as any one of them owns at least 5% of the debentures purchased by them. Monthly redemptions shall be in cash, or, provided certain conditions are met, such as an effective registration statement, in shares of common stock. If we elect to pay in shares of common stock, the conversion price shall be the lessor of $1.0236 and 90% of the average of the daily volume weighted average price of the common stock for the 20 trading days immediately prior to the redemption date. The investors were also given registration rights under a Registration Rights Agreement requiring us to file by April 30, 2003 a registration statement respecting 130% of the common stock issuable upon the conversion of the debentures and the warrants, and to use best efforts to have the registration statement declared effective at the earliest date. If the registration statement is not filed within these timeframes or declared effective by June 29, 2003 following the closing date of the debentures sold in the first phase, or within 120 days in the event of a review by the Securities and Exchange Commission, we will be obligated to pay liquidated damages to the investors equal to 2% of the sum of the amount of debentures subscribed to by the investors and the value of the warrants for each month until the registration statement becomes effective.

Additional debentures aggregating up to $2,000,000 will be sold to these investors in a second closing if within one year after the date of first sale of debentures there occurs a period of 15 consecutive trading days during which the daily volume weighted average closing price of our common stock is maintained at a price at or above $1.75 per share, subject to certain conditions. The shares of common stock underlying these debentures and warrants are not included for registration in this prospectus.

MBSJ Investors, LLC
-------------------

On April 1, 2003, we entered into a Securities Purchase Agreement with MBSJ Investors, LLC ("MBSJ") for the sale to MBSJ of a 9% debenture, convertible to shares of our common stock at a conversion price of $1.0236, for $400,000. This debenture was accompanied by a five-year warrant to purchase 156,311 shares of common stock with an exercise price of $1.0236 per share. Interest is due on a quarterly basis, payable in cash or shares of common stock at our option. Commencing on February 1, 2004, we must redeem $20,000 per month of the debenture. The debenture matures in October 2005. MBSJ was also granted registration rights under a Registration Rights Agreement, and certain other rights similar to those granted to Midsummer, Omicron and Islandia.


Crestview Investors
-------------------

On May 5, 2003, we entered into an agreement with Crestview Capital Fund I, L.P., Crestview Capital Fund II, L.P. and Crestview Capital Offshore Fund, Inc. for the sale to these investors of 9% debentures, convertible into shares of our common stock at a conversion price of $1.0236, for $300,000. These debentures were accompanied by five-year warrants to purchase an aggregate of 101,112 shares of common stock with an exercise price of $1.0236 per share. Interest is due on a quarterly basis, payable in cash or shares of common stock at our option. Commencing on February 1, 2004, we must initially redeem $18,750 per month of the debentures. The debentures mature in October 2005. The Crestview Investors were also granted registration rights under a registration rights agreement, and certain other rights similar to those granted to Midsummer, Omnicron and Islandia.

Results of Operations
---------------------

The following table sets forth, for the periods indicated, the relative percentages that certain income and expense items bear to net sales for the interim nine-month periods ending December 31, 2002 and December 31, 2001:

                                                               NINE MONTHS ENDED DECEMBER 31,
                                                   -------------------------------------------------
                                                            2002                      2001
                                                   ----------------------    -----------------------
                                                               PERCENTAGE                 PERCENTAGE
                                                    AMOUNT     OF REVENUE     AMOUNT      OF REVENUE
                                                   ---------   ----------    ---------    ----------
                                                                            (unaudited
                                                                              and in
                                                                             thousands)
Net sales                                          $ 16,918         100 %    $ 21,446          100 %
                                                   ---------   ----------    ---------    ----------
Cost of sales                                         5,997          35 %       9,247           43 %
   Gross profit                                      10,921          65 %      12,199           57 %

Product development expense                           2,894          17 %       2,932           14 %
Depreciation and amortization                         3,122          18 %       4,991           23 %
Selling, general and administration expenses          7,365          44 %      10,388           48 %
                                                   ---------   ----------    ---------    ----------

         Total expenses                              13,381          79 %      18,311           85 %
                                                   ---------   ----------    ---------    ----------

Loss from operations                                 (2,460)        (14)%      (6,112)         (28)%

Other income (expense)
   Interest income                                        1           0 %           8            0 %
   Other income (expense)                                 8           0 %         (35)           0 %
   Interest expense                                    (894)         (5)%      (2,795)         (13)%
   Gain (loss) on foreign currency translation           23           0 %                        0 %
                                                   ---------   ----------    ---------    ----------
         Total other expense                           (862)         (5)%      (2,822)         (13)%
                                                   ---------   ----------    ---------    ----------

Loss before provision (benefit) for income taxes     (3,322)        (19)%      (8,934)         (41)%

     Provision for income tax benefits                  (57)          0 %          (2)           0 %
                                                   ---------   ----------    ---------    ----------

Loss before cumulative effect of a change in
  accounting principle                               (3,265)        (19)%      (8,932)         (41)%
Cumulative Effect of Change of Accounting
     Principle - Goodwill under SFAS 142               (627)         (4)%          (0)           0 %
                                                   ---------   ----------    ---------    ----------

  Loss from continuing operation                     (3,892)        (23)%      (8,932)         (41)%

Loss from discontinued Australian operation              --                    (1,140)
                                                   ---------                 ---------

 Net loss                                          $ (3,892)                 $(10,072)
                                                   =========                 =========

             NINE MONTH PERIOD ENDED DECEMBER 31, 2002 COMPARED TO NINE MONTH
                              PERIOD ENDED DECEMBER 31, 2001 (Unaudited)

Net Sales
---------

Net sales decreased by $4.5 million, or 21%, to $16.9 million in the nine months ended December 31, 2002 from $21.4 million in the nine months ended December 31, 2001. The decrease is due to $3.0 million decrease in modification service revenue and $2.4 million decrease in professional service revenues. The decrease is offset by $1.1 million increase in software license revenue. In May 2002, we entered into a new development agreement services through February 2004. We expect that the overall level of services to be performed for Toys "R" Us, Inc. in fiscal 2003 will be substantially less than fiscal 2002.

Cost of Sales/Gross Profit
--------------------------

Cost of sales decreased by $3.2 million, or 35%, to $6.0 million in the nine months ended December 31, 2002 from $9.2 million in the nine months ended December 31, 2001. Gross profit as a percentage of net sales increased to 65% in the nine months ended December 31, 2002 from 57% in the prior comparative period. The decrease in cost of sales and the increase in gross profit as a percentage of net sales were due to increases in software license and maintenance sales as percentage of sales of 48% and 32%, respectively, in the nine months ended December 31, 2002 compared to the nine months ended December 31, 2001.

Product Development Expense
---------------------------

Product development expense was $2.9 million in each of the nine months ended December 31, 2002 and 2001. We focus on the on-going enhancement of our existing products and research for new value-added products. The new version 2.0 of our Retail Enterprise Solutions will be released in the fourth quarter of the current fiscal year.

Depreciation and Amortization
-----------------------------

Depreciation and amortization decreased by $1.9 million, or 3.8%, to $3.1 million in the nine months ended December 31, 2002 from $5.0 million in the nine months ended December 31, 2001, as a result of our ceasing to amortize goodwill upon adoption of SFAS No. 142.

Selling, General and Administrative Expenses
--------------------------------------------

Selling, general and administrative expenses decreased by $3.0 million, or 29%, to $7.4 million in the nine months ended December 31, 2002 from $10.4 million in the nine months ended December 31, 2001. The decrease was primarily related to the 20% reduction of non-essential personnel in the third quarter of fiscal 2002 and improved management of expenditures.

Operating Loss
--------------

Operating loss from continuing operations, which included depreciation and amortization expense, was $2.5 million for the nine months ended December 31, 2002, compared to a loss from operations of $6.1 million for the nine months ended December 31, 2001.

Interest Expense
----------------

Interest expense decreased by $1.9 million, or 68%, to $0.9 million in the nine months ended December 31, 2002 from $2.8 million in the nine months ended December 31, 2001. Interest expense in the 2001 period included $1.2 million interest expense on the note due Softline Limited. Our obligations related to this note were released by Softline effective January 1, 2002 in connection with the integrated series of recapitalization transactions with Softline. The balance of the difference was a $0.7 million decrease in amortization of debt discount.

Cumulative Effect of Change in Accounting Principle
---------------------------------------------------

Pursuant to SFAS 142, we completed the transitional analysis of goodwill impairment as of April 1, 2002 and recorded an impairment of $0.6 million as the cumulative effect of a change in accounting principle in the quarter ended June 30, 2002. We also evaluated the remaining useful lives of our intangibles in the quarter ended June 30, 2002 and no adjustments have been made to the useful lives of our intangible assets.

The following table sets forth, for the periods indicated, the relative percentages that certain income and expense items bear to net sales for the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000:

                                                                             YEAR ENDED MARCH 31,
                                                   -----------------------------------------------------------------------
                                                           2002                      2001                    2000
                                                   ---------------------    ---------------------    ---------------------
                                                               PERCENTAGE               PERCENTAGE               PERCENTAGE
                                                    AMOUNT     OF REVENUE    AMOUNT     OF REVENUE     AMOUNT    OF REVENUE
                                                   ---------   ---------    ---------   ---------    ---------   ---------
Net sales                                          $ 27,109        100 %    $ 27,713        100 %    $ 26,652        100 %
Cost of sales                                        10,036         37 %       9,188         33 %       6,421         24 %
                                                   ---------   ---------    ---------   ---------    ---------   ---------
   Gross profit                                      17,073         63 %      18,525         67 %      20,231         76 %

Application development expense                       4,203         16 %       5,333         19 %       4,877         18 %
Depreciation and amortization                         6,723         25 %       8,616         31 %       7,250         27 %
Selling, general and administration expenses         13,144         48 %      18,037         65 %      14,817         56 %
Impairment of intangible assets                                                6,519         24 %
Impairment of note receivable received in
   connection with the sale of IBIS
   Systems Limited                                                             7,647        (28)%
                                                   ---------   ---------    ---------   ---------    ---------   ---------

         Total expenses                              24,070         89 %      46,152        167 %      26,944        101 %
                                                   ---------   ---------    ---------   ---------    ---------   ---------

Loss from operations                                 (6,997)       (26)%     (27,627)      (100)%      (6,713)       (25)%

Other income (expense)
   Interest income                                       10          0 %         628          2 %       1,074          4 %
   Other income (expense)                               (46)         0 %          63          0 %        (206)        (1)%
   Interest expense                                  (3,018)       (11)%      (3,043)       (11)%      (1,493)        (6)%
   Gain (loss) on foreign currency translation           (9)         0 %           2          0 %         (10)         0 %
                                                   ---------   ---------    ---------   ---------    ---------   ---------
         Total other expense                         (3,063)       (11)%      (2,350)        (8)%        (635)        (2)%
                                                   ---------   ---------    ---------   ---------    ---------   ---------

Loss before provision (benefit) for income taxes    (10,060)       (37)%     (29,977)      (108)%      (7,348)       (28)%

     Provision (benefit) for income taxes                39          0 %      (4,778)        17 %      (2,414)         9 %
                                                   ---------   ---------    ---------   ---------    ---------   ---------

Loss from continuing operations                     (10,099)       (37)%     (25,199)       (91)%      (4,934)       (19)%

Income (loss) from discontinued operations,
     net of taxes                                    (4,559)                  (3,746)                     880
                                                   ---------                ---------                ---------

Net loss                                           $(14,658)                $(28,945)                $ (4,054)
                                                   =========                =========                =========


  FISCAL YEAR ENDED MARCH 31, 2002 COMPARED TO FISCAL YEAR ENDED MARCH 31, 2001

Net Sales
---------

Net sales decreased slightly by $0.6 million, or 2%, to $27.1 million in the fiscal year ended March 31, 2002 from $27.7 million in the fiscal year ended March 31, 2001. Fiscal year 2001 revenues included recognition of $2.0 million in revenue from a one-time sale of technology rights which was signed in fiscal 2000.

Fiscal 2002 was a challenging year in which to close new application license sales. We believe our difficulties initially arose from insufficient staffing of our sales force. Although we significantly increased the staffing of our sales force in the first quarter of fiscal 2002, the economic slowdown and the terrorist attacks of September 11, 2001, and the ongoing hostilities in the world increased the challenges faced by our sales force. In addition, our financial condition may have interfered with our ability to sell new application software licenses, as implementation of our applications generally requires extensive future services and support, and some potential customers have expressed concern about our financial ability to provide these ongoing services. We believe strongly that we provide and will continue to provide excellent support to our customers, as demonstrated by the continuing upgrade purchases by our top-tier established customer base. Significant sales growth may, however, depend in part on our ability to improve our financial condition.

In October 2001, we took aggressive steps designed to improve sales of new application software licenses, and to streamline our operations around services to our existing customers. These steps included a restructuring of our operations and repositioning of the sales force to better focus on the historical markets of our retail enterprise solution and our retail store solution. This strategy has permitted us to reduce overhead expenses, while allowing us to target those markets most likely to result in sales in the current economic climate. Our newly focused sales force has also begun to aggressively market individual modules within our suites. These modules have been improved through modification services performed for existing customers, and may now be marketed as separate applications to new customers. These modules are suited to those potential customers looking for incremental upgrades to their systems at a substantially lower cost, and with a substantially reduced implementation commitment, than an upgrade to our full suite would require. We intend to add additional sales personnel at such time as the economic climate and market for our products permits. In July 2001, we entered into an agreement to expand our current professional services activities with Toys "R" Us significantly through September 2003. In May 2002, we entered into a new development agreement with Toys for the provision of development services through February 2004. We expect the overall dollar amount of professional services we perform for Toys in 2003 to be comparable to fiscal 2002, and to continue to be a significant source of professional services revenues in fiscal 2004. Toys accounted for 42% of our net sales in fiscal 2002 compared to 29% of net sales in fiscal 2001.

Cost of Sales/Gross Profit
--------------------------

Cost of sales increased $0.8 million, or 9%, to $10.0 million in the fiscal year ended March 31, 2002 from $9.2 million in the fiscal year ended March 31, 2001. Gross profit as a percentage of net sales decreased to 63% in fiscal 2002 from 67% in fiscal 2001. The decrease in gross profit margin was due to a further shift in the sales mix from high margin application licenses to lower margin software modification and professional services. During fiscal 2002, application technology license revenues represented 17% of net sales and related services represented 76% of net sales, compared to 25% and 69% of net sales, respectively, of net sales during fiscal 2001.

Cost of sales for fiscal 2002 and 2001 included $3.6 million and $3.4 million, respectively, in costs associated with the development or modification of modules for Toys "R" Us, including the use of higher cost outsource development services (subcontractors) for certain components of the overall project. These costs are neither capitalized nor included in application technology development expenses, but we consider them to be part of our overall application technology development program.

Application Development Expense
-------------------------------

Application development expense for the fiscal year ended March 31, 2002 was $4.2 million compared to $5.3 million for the fiscal year ended March 31, 2001, a decrease of 21%. The decrease primarily reflects a shift toward customer-funded development expenses. For a further discussion of our application technology development program, see "Description of Business" under the heading "Application Technology Development."

Selling, General and Administrative Expenses
--------------------------------------------

Selling, general and administrative expenses for the first year ended March 31, 2002 decreased by $4.9 million, or 27%, to $13.1 million compared to $18.0 million in the fiscal year ended March 31, 2001. The decrease was due to the following:

    o PERSONNEL REDUCTION IMPLEMENTED IN THE FOURTH QUARTER OF 2001 AND THIRD QUARTER OF 2002 AND CONTROL OF EXPENDITURES.

    o    A $0.9 MILLION RESERVE FOR BAD DEBTS IN FISCAL 2001.

During the third quarter of 2002, we completed an analysis of our operations and concluded that it was necessary to restructure the composition of our management and personnel. We anticipated that the restructuring would result in an approximately $3.0 million annual reduction in our expense levels compared to expenses prior to implementation of the plan. To the extent resources are available, we expect to slowly increase our expense levels in fiscal 2003 from the reduced level after the reductions in the third quarter of fiscal 2002. Additional planned expenditures are for the building of our sales force and for additions to our Professional Services group for US and UK retail operations as new licenses and services are sold.

Earnings (Loss) from Continuing Operations and Before Interest Expense, Income
------------------------------------------------------------------------------
Taxes, Depreciation, Amortization and Impairments
-------------------------------------------------

The loss from continuing operations and before interest expense, income taxes, depreciation, amortization, and impairments of intangible assets and notes receivable was $0.3 million for the year ended March 31, 2002 as compared to a comparable loss from continuing operations of $4.2 million in the year ended March 31, 2001, representing an improvement of $3.9 million. The gross profit for the year decreased by $1.5 million and other income by $3.9 million, but was offset by improvements primarily from reduced application development expenses in the amount of $1.1 million, and reduced selling, general and administrative expenses of $4.9 million.

Depreciation and Amortization
-----------------------------

Depreciation and amortization decreased by $1.9 million, or 22%, to $6.7 million in the fiscal year ended March 31, 2002 from $8.6 million in the fiscal year ended March 31, 2001. The decrease reflected the reduction in the base amounts of goodwill and capitalized software assets resulting from the recognition of impairments of those assets in the fourth quarter of fiscal 2001. As a result of the implementation of SFAS No. 142, we will not amortize goodwill in fiscal 2003. We will however record in the first quarter of fiscal 2003 a $0.6 million impairment charge based upon the transitional analysis of goodwill impairment required by SFAS 142, and we may record impairment charges based upon the impairment testing procedures required by SFAS 144.

Interest Income and Expense
---------------------------

Interest expense was $3.0 million in the fiscal years ended March 31, 2002 and 2001.Interest income decreased $0.6 million to $0.1 million in fiscal 2002, compared to $0.7 million in fiscal 2001 due to cessation of the accrual of interest income on the note receivable received in connection with the sale of IBIS after the second quarter of fiscal 2001.

Discontinued Operations
-----------------------

Loss from discontinued operations in fiscal 2002 was $4.6 million, which included $1.4 million of net loss from Australian operations and $3.2 million of loss on disposal. Loss from discontinued operations in fiscal 2001 was $3.7 million. Net sales from Australian operations decreased from $5.0 million in fiscal 2001 to $2.4 million in fiscal 2002, due primarily to its disposal during the fiscal year 2002.

  FISCAL YEAR ENDED MARCH 31, 2001 COMPARED TO FISCAL YEAR ENDED MARCH 31, 2000

Net Sales
---------

Net sales increased by $1.0 million, or 4%, to $27.7 million in the fiscal year ended March 31, 2001 from $26.7 million in the fiscal year ended March 31, 2000. Fiscal year 2001 revenues included recognition of $2.0 million in revenue from a one-time sale of technology rights which was signed in fiscal 2000. Excluding that transaction, overall net rates decreased principally due to a $1.6 million reduction in revenue from our United Kingdom retail operations reflecting a substantial decrease in new application license sales. The substantial decrease in new application license sales was due in part to our inability to close several larger application license transactions in our sales pipeline.

Cost of Sales/Gross Profit
--------------------------

Cost of sales increased $2.8 million, or 43%, to $9.2 million in the fiscal year ended March 31, 2001 from $6.4 million in the fiscal year ended March 31, 2000. Gross profit as a percentage of net sales decreased to 67% in fiscal 2001 from 76% in fiscal 2000. The decrease in gross profit margin was due to a shift in the sales mix from high margin application licenses to lower margin software modification and professional services. During fiscal 2001, application technology license revenues represented 23% of net sales and related services represented 77% of net sales, compared to 30% and 70% of net sales, respectively, of net sales during fiscal 2000.

Cost of sales for fiscal 2001 included $4.9 million in costs associated with the development or modification of modules for Toys "R" Us, including the use of higher cost outsource development services (subcontractors) for certain components of the overall project. These costs are neither capitalized nor included in application technology development expenses, but we consider them to be part of our overall application technology development program.

Application Development Expense
-------------------------------

Application development expense for the fiscal year ended March 31, 2001 was $5.3 million compared to $4.9 million for the fiscal year ended March 31, 2000, an increase of 8%. During fiscal 2001, we continued our application technology development program begun in fiscal 2000 to improve and integrate our application software. For a further discussion of our application technology development program, see "Description of Business" under the heading "Application Technology Development."

Depreciation and Amortization
-----------------------------

Depreciation and amortization increased by $1.3 million, or 18%, to $8.6 million in the fiscal year ended March 31, 2001 from $7.3 million in the fiscal year ended March 31, 2000. The increase was due to the amortization of software purchased in connection with the acquisition of MarketPlace Systems Corporation in March 2000, and to amortization of capitalized software that was made available for sale in fiscal 2001.

Impairment of Assets
--------------------

Our March 31, 2001 balance sheet includes a $7.0 million note receivable. This note was secured by 1,536,000 shares or approximately 11% of the outstanding common stock of Integrity Software, Inc. We do not believe the obligor under the note has significant assets other than the Integrity shares securing the note. The obligor is an entity affiliated with Integrity, and its ability to sell the Integrity shares to repay the note is limited by law and by market conditions. During the fiscal year ended March 31, 2001, we determined that the value of this note receivable was impaired, and we wrote off a total of $7.6 million as a valuation allowance. We obtained an independent valuation of the Integrity shares securing the note at March 31, 2001, which supported the value shown on our March 31, 2001 balance sheet. This note and the shares securing it were transferred to Softline effective January 1, 2002. See "Financing Transactions -- Softline."

We also recorded in the fourth quarter of fiscal 2001 an impairment of $6.5 million in capitalized software and goodwill associated with Australian operations. In determining the amount of impairment, we compared the net book value of the long-lived assets associated with the Australian subsidiary, primarily consisting of recorded goodwill and software intangibles, to their estimated fair values. Fair values were estimated based on anticipated future cash flows of the Australian operations, discounted at a rate commensurate with the risk involved.

Interest Income and Expense
---------------------------

Interest expense increased $1.5 million, or 100%, to $3.0 million in the fiscal year ended March 31, 2001 from $1.5 million in the fiscal year ended March 31,

2000. The increase was due to inclusion for the full 2001 fiscal year of interest from indebtedness incurred in June 1999 to purchase Island Pacific, and an increase in our average interest rate to 12% in fiscal 2001 compared to 9% in fiscal 2000. The increase also included $0.5 million in amortized loan refinancing costs, including $0.2 million of amortized loan cost reimbursement to Softline.

Interest income decreased $0.5 million to $0.6 million in fiscal 2001, compared to $1.1 million in fiscal 2000 due to decreased cash and cash equivalents.

Liquidity and Capital Resources
-------------------------------

        CASH FLOWS DURING THE NINE MONTH PERIOD ENDED DECEMBER 31, 2002

During the nine months ended December 31, 2002, we financed our operations using cash on hand, internally generated cash, proceeds from the sale of a convertible note to Toys "R" Us, Inc. and loans from an entity affiliated with Donald S. Radcliffe, one of our directors. At December 31, 2002 and March 31, 2002, we had cash of $0.7 million and $1.3 million, respectively.

Operating activities used cash of $1.3 million and $0.7 million in the nine months ended December 31, 2002 and 2001, respectively. Cash used for operating activities in the nine months ended December 31, 2002 resulted from $3.9 million of net losses and $2.7 million increase in accounts receivable; offset in part by $3.1 million of depreciation and amortization, $0.6 million of goodwill impairment, $1.0 million increase in accounts payable and accrued expenses and $0.7 million increase in accrued interest on notes payable.

Investing activities used cash of $0.1 million and $0.2 million in the nine months ended December 31, 2002 and 2001, respectively. Cash used for investing activities in the current quarter was primarily for capitalization of software development costs.

Financing activities provided cash of $0.8 million and $0.2 million in the nine months ended December 31, 2002 and 2001, respectively. The 2002 financing activities included $1.4 million of proceeds from a convertible note issued to Toys "R" Us, Inc.; offset in part by $0.3 million payments on a stockholder loan and $0.3 million payments on term loan.

Accounts receivable increased to $4.7 million at December 31, 2002 from $1.9 million at March 31, 2002. The increase was due to increase in sales and invoicing semi-annual maintenance contracts in the quarter ended December 31, 2002.

Accounts payable increased to $2.2 million at December 31, 2002 from $1.5 million at March 31, 2002.

Deferred revenue decreased to $2.9 million at December 31, 2002 from $3.5 million at March 31, 2002. The decrease was primarily due to decreases in prepare paid modification and services revenue of $1.5 million from our major customer, Toys "R" Us, Inc., and $0.5 million from other customers; offset in party by $1.4 million increase in prepaid support services revenue.

               CASH FLOWS DURING FISCAL YEAR ENDED MARCH 31, 2002

During the fiscal year ended March 31, 2002, we financed our operations using cash on hand, internally generated cash, cash from the issuance of convertible notes and loans from an entity affiliated with Donald S. Radcliffe, a director. During the fiscal year ended March 31, 2001, we financed our operations using cash on hand, internally generated cash, cash from the sale of common stock, proceeds from the exercise of options, lines of credit and loans from each of Softline, a subsidiary of Softline and Barry M. Schechter, our Chairman. During the fiscal year ended March 31, 2000, we financed our operations through internally generated cash, proceeds from bank and other loans (including a loan from a major stockholder), proceeds from the sale of common stock and the exercise of options, and bank lines of credit. At March 31, 2002 and 2001, we had cash of $1.3 million.

Operating activities provided cash of $1.6 million in the fiscal year ended March 31, 2002 and used cash of $2.4 million in the fiscal year ended March 31, 2001 and $2.3 million in the fiscal year ended March 31, 2000. Cash provided for operating activities in fiscal 2002 resulted primarily from $2.5 million decrease in accounts receivable and other receivables, $1.6 million increase in deferred revenue, $7.1 million in non-cash depreciation and amortization, $3.2 million of loss on disposal of Australian operations, $2.3 million increase in interest payable and $1.0 million in non-cash charges for stock-based compensation and interest related to convertible notes due stockholders; offset by $14.7 million of net losses and $1.9 million decrease in accounts payable and accrued expenses. Cash used for operating activities in fiscal 2001 resulted primarily from $28.9 million of net losses, a $4.4 million decrease in net deferred tax liability and a $4.4 million decrease in deferred revenue; offset by $16.5 million in non-cash impairments of assets, $9.5 million in non-cash depreciation and amortization, a $5.1 million decrease in accounts receivable, and a $4.4 million increase in accounts payable and accrued expenses. Cash used for operating activities during fiscal year 2000 primarily resulted from a $4.1 million net loss, a $4.6 million increase in accounts receivable and other receivables, a $0.6 million decrease in accounts payable and accrued expenses, a $0.8 million increase in interest receivable, a $2.6 million decrease in income tax payable, and a $2.6 million increase in deferred income taxes liability; offset in part by $7.9 million of non-cash depreciation and amortization expense and a $5.0 million increase in deferred revenue.

Accounts receivable decreased during fiscal year 2002 primarily due to a write-off of $367,000 in receivables in connection with the discontinuation of Australian operations in February 2002 and a significant improvement in collection efforts. Accounts receivable decreased during fiscal year 2001 primarily due to payment during fiscal 2001 of $2.0 million from the one-time sale of technology rights during fiscal 2000, the write-off during the fourth quarter of fiscal 2001 of the $1.6 million outstanding balance remaining from the one-time sale of technology rights and a decrease in trade receivables aged over 30 days as a result of improvement in collection efforts. Accounts receivable increased during fiscal year 2000 primarily due to the inclusion of Island Pacific accounts receivable of $4.0 million at March 31, 2000 and the

$3.3 million total receivable associated with the non-recurring sale of technology rights. Accounts receivable balances fluctuate significantly due to a number of factors including acquisitions and dispositions, seasonality, shifts in customer buying patterns, contractual payment terms, the underlying mix of applications and services sold, and geographic concentration of revenues.

Investing activities used cash of $0.7 million, $3.0 million, and $36.5 million in the fiscal years ended March 31, 2002, 2001 and 2000. Investing activities during fiscal 2002 included a $0.4 million increase in capitalized software development costs and $0.3 million in furniture and equipment purchases. Investing activities during fiscal year 2001 included a $2.5 million increase in purchase of software and capitalized software development costs and $0.5 million in furniture and equipment purchases. Investing activities during fiscal year 2000 included a $33.8 million net cash payment for the acquisition of Island Pacific, $1.8 million in software purchases and capitalized software development costs and $0.8 million in capital expenditures.

Financing activities used cash of $0.8 million in the fiscal year ended March 31, 2002 and provided cash of $1.9 million and $30.9 million in the fiscal years ended March 31, 2001 and 2000. Financing activities during fiscal year 2002 included $1.2 million in note payments and $0.8 million decrease in amounts due to stockholders; offset in part by $1.3 million in proceeds from issuance of convertible notes. Financing activities during fiscal year 2001 included $3.8 million in proceeds from the sale of common stock, $9.9 million increase in amounts due to stockholders and $1.6 million in proceeds from lines of credit, offset by $13.2 million in note payments. Financing activities during fiscal year 2000 included $18.5 million in proceeds from loans obtained to acquire Island Pacific, $9.6 million in proceeds from the exercise of options and private sale of common stock and $2.3 million in proceeds from lines of credit, offset in part by $1.5 million in loan payments.

Changes in the currency exchange rates of our foreign operations had the effect of decreasing cash by $0.1 million in the fiscal years ended March 31, 2002 and 2001 and $0.3 million in the fiscal year ended March 31, 2000.

Contractual Obligations
-----------------------

The following table summarizes our contractual obligations, including purchase commitments at March 31, 2002, and the effect such obligations are expected to have on our liquidity and cash flow in future periods.

                                             For the fiscal years ending March 31,
                                          -------------------------------------------
        Contractual Cash Obligations        2003    2004      2005    2006   Thereafter
        ----------------------------      -------  -------  -------  -------  -------
                                                         (in thousands)

Operating leases                          $  752   $  724   $  704   $  192   $    7
Capital leases                                73       18
Term loans (a)                             3,303      500
Convertible debentures (a)                            839    3,276      575
Convertible notes (a)                               1,370
Demand loans due stockholders                618
Payables aged over 90 days                   449
Other long-term obligations                  200
                                          -------  -------  -------  -------  -------

     Total contractual cash obligations   $5,395   $4,872   $3,980   $  767   $    7
                                          =======  =======  =======  =======  =======


                                             For the fiscal years ending March 31,
                                          -------------------------------------------
        Other Commercial Commitments       2003     2004     2005     2006   Thereafter
        ----------------------------      -------  -------  -------  -------  -------
                                                        (in thousands)
Guarantees                                $  187
                                          -------  -------  -------  -------  -------
      Total commercial commitments        $  187
                                          =======  =======  =======  =======  =======

        (a) Reflects certain transactions that occurred in March and April 2003.

Union Bank
----------

On June 29, 2001, we entered into an amended and restated loan agreement with Union Bank with respect to the $7.4 million owing under the our term loan. The maturity date under the restated agreement was May 1, 2002, but we had a right to extend that date to November 1, 2002 if we satisfied certain conditions, including our achieving certain earnings targets. We were required to pay monthly interest at 5% over the bank reference rate, increased by an additional 2% for late payments of principal and interest. We were required to make an initial $210,000 principal payment in August 2001, and monthly principal payments of $50,000 beginning October 1, 2001. Monthly principal payments were to increase to $100,000 on May 1, 2002 upon an extension of the maturity date. We had difficulty making both interest and principal payments during fiscal 2002, and the bank extended on several occasions the due dates for required payments. We were required to use any proceeds in excess of $6 million we received from private equity placements to reduce principal under the loan. We were also prohibited from making any payments on certain subordinated obligations, including the convertible notes held by entities related to ICM Asset Management, Inc. The entire amount owed to the bank was secured by substantially all of our assets and those of our subsidiaries and 10,700,000 shares of our treasury stock. The restated agreement also contained limitations on acquisitions, investments and other borrowings.

We agreed to pay the bank a loan restructuring fee of $200,000, originally due May 1, 2002 (or if the maturity date was extended, $150,000 on May 1, 2002 and $50,000 on November 1, 2002), but the fee would be waived if we discharged the loan before May 1, 2002. We were also required to reimburse the bank for certain other expenses incurred during the term of the loan.

On March 18, 2002, the loan agreement was amended to release certain collateral from the pledge to Union Bank, and to instead pledge to the bank the 10,700,000 shares of our common stock surrender by Softline in the related recapitalization transactions with Softline described under the heading "Financing Transactions -- Softline." The released collateral was our shares in our Australian subsidiary, and the IBIS note and related shares of Integrity Software.
On May 21, 2002, the bank further amended the agreement to extend the maturity date to May 1, 2003 and to revise other terms and conditions. We agreed to pay to the bank $100,000 as a loan extension fee, payable in four monthly installments of $25,000 each commencing on June 30, 2002. If we failed to pay any installment when due, the loan extension fee was to increase to $200,000, and the monthly payments were to increase accordingly. We also agreed to pay all overdue interest and principal by June 30, 2002, and to pay monthly installments of $24,000 commencing on June 30, 2002 and ending April 30, 2003 for the bank's legal fees. Effective July 15, 2002, the bank further amended the restated term loan agreement, and waived the then existing defaults. Under this third amendment to the restated agreement, the bank agreed to waive the application of the additional 2% interest rate for late payments of principal and interest, and to waive the additional $100,000 refinance fee required by the second amendment. The bank also agreed to convert $361,000 in accrued and unpaid interest and fees to term loan principal, and we executed a new term note in total principal amount of $7.2 million. We were required to make a principal payment of $35,000 on October 15, 2002, principal payments of $50,000 on each of November 15, 2002 and December 15, 2002, and consecutive monthly principal payments of $100,000 each on the 15th day of each month thereafter through August 15, 2003. The entire amount of principal and accrued interest was due August 31, 2003. The bank also agreed to eliminate certain financial covenants and to ease others. We were not in compliance with the revised financial covenants.

On January 2, 2003, we issued a warrant to an affiliate of the bank to purchase up to 1.5 million shares of our common stock for $0.01 per share. The warrant was exercisable for shares equal to 1% of our outstanding common stock on January 2, 2003, and would have become exercisable for shares equal to an additional 0.5% of the outstanding common stock on the first day each month thereafter, until it was exercisable for the full 4.99% of the outstanding common stock. To the extent we discharged in full our bank obligations before any warrants became exercisable, those warrants would not have become exercisable.

On March 31, 2003, we entered into a Discounted Loan Payoff Agreement with the bank. Under that agreement, we paid the bank $2,800,000 from the sale of debentures to Midsummer, Omicron and Islandia. We also issued to the bank 1,000,000 shares of our common stock and a $500,000 one-year unsecured non-interest bearing convertible note payable in either cash or stock, at our option. The cash payment, shares and convertible note were accepted by the bank in full satisfaction of our $7.1 million debt. The bank also cancelled the warrant to purchase 1.5 million shares of our common stock and returned all collateral held, including 10,700,000 shares of our common stock pledged as security.

National Australia Bank Limited
-------------------------------

Our Australian subsidiary maintained an AUS$1,000,000 (approximately US$510,000) line of credit facility with National Australia Bank Limited. The facility was secured by substantially all of the assets of our Australian subsidiary, and we have guaranteed all amounts owing on the facility. In April 2001, we received a formal demand under our guarantee for the full AUS$971,000 (approximately US$495,000) then alleged by the bank to be due under the facility. Due to the declining performance of our Australian subsidiary, we decided in the third quarter of fiscal 2002 to sell certain assets of the Australian subsidiary to the former management of such subsidiary, and then cease Australian operations. Such sale was, however, subject to the approval of National Australia Bank, the subsidiary's secured lender. The bank did not approve the sale and the subsidiary ceased operations in February 2002. The bank caused a receiver to be appointed in February 2002 to sell substantially all of the assets of the Australian subsidiary and pursue collections on any outstanding receivables. The receiver proceeded to sell substantially all of the Australian subsidiary's assets for $300,000 in May 2002 to the entity affiliated with former management, and is actively pursuing the collection of receivables. If the sale proceeds plus collections on receivables are insufficient to discharge the indebtedness to National Australia Bank, we may be called upon to pay the deficiency under our guarantee to the bank. We have accrued $187,000 as the maximum amount of our potential exposure. The receiver has also claimed that we are obligated to it for inter-company balances of $636,000, but we do not believe any amounts are owed to the receiver, who has not as of the date of this report acknowledged the monthly corporate overhead recovery fees and other amounts charged by us to the Australian subsidiary offsetting the amount claimed to be due.

Other Indebtedness, Including Related Parties
---------------------------------------------

In connection with our acquisition of Island Pacific effective April 1999, we also borrowed $2.3 million with no stated maturity date from three entities in June 1999. $1.5 million of this amount was borrowed from Claudav Holdings Ltd. B.V., a significant stockholder. The balance due on these loans were paid off in full at January 31, 2003. The loans bore interest at the prime rate and were due upon demand.

In May and June 2001, we issued convertible notes to entities related to ICM Asset Management, Inc., these notes were amended in July 2002. See "Financing Transactions -- ICM Asset Management, Inc."

In May 2001, December 2001, May 2002 and September 2002, we borrowed $50,000, $125,000, $70,000 and $50,000, respectively, from World Wide Business Centres, a company affiliated with Donald S. Radcliffe, a director, to meet payroll expenses. These amounts have been repaid in full together with interest at the then-effective prime rate, as cash flows have been received.

In March 2003, we issued convertible debentures to Midsummer, Omicron, and Islandia for $3.5 million. See "Financing Transactions -
Midsummer/Omicron/Islandia."

On April 1, 2003, we issued convertible debentures to MBSJ Investors, LLC for $400,000. See "Financing Transactions - MBSJ."

On May 5, 2003, we issued convertible debentures to Crestview Capital Fund I, L.P., Crestview Capital Fund II, L.P. and Crestview Capital Offshore Fund, Inc. for $300,000. See "Financing Transactions - Crestview Investors."

Cash Position
-------------

As a result of our indebtedness and net losses for the past three years, we have experienced significant strain on our cash resources. In order to manage our cash resources, we reduced expenses and discontinued our Australian operations. We have also extended payment terms with many of our trade creditors wherever possible and have diligently focused our collection efforts on our accounts receivable. We had a negative working capital of $5.3 million and $2.8 million at March 31, 2002 and 2001, respectively.

We were unable to make timely monthly rent payments for our Irvine and Carlsbad facilities during the first quarter of fiscal 2003. We renegotiated rent terms with the landlords of our Irvine and Carlsbad facilities in June 2002, and we are currently in compliance with the renegotiated terms.

As discussed above, we renegotiated our agreements with Union Bank on several occasions after we were unable to make payments which would have otherwise been required. Other than cash on hand, we have no unused sources of liquid assets at March 31, 2003.

Management has been actively engaged in attempts to resolve our liquidity problems. We recently issued $3.5 million in convertible debentures to Midsummer, Omicron, and Islandia and used most of those proceeds to satisfy our indebtedness to Union Bank, which would have been due in full in the second quarter of fiscal 2004. If certain conditions are satisfied, we will issue an additional $2,000,000 in convertible debentures to those investors by April 2004. We also recently issued $400,000 in convertible debentures to MBSJ Investors, LLC. We also recently issued $300,000 in convertible debentures to Crestview Fund I, L.P., Crestview Fund II, L.P. and Crestview Capital Offshore Fund, Inc., and, if certain conditions are satisfied, we may issue an additional $300,000 in convertible debentures to those investors by April 2004. As a result, we believe we will have sufficient cash to remain in compliance with our debt obligations, and meet our critical operating obligations, for the next twelve months. We are nonetheless actively seeking a private equity placement to help discharge aged payables, pursue growth initiatives and repay the bank indebtedness of $500,000. We have no binding commitments for funding at this time. Financing may not be available on terms and conditions acceptable to us, or at all.

Recent Accounting Pronouncements
--------------------------------

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations." SFAS 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The adoption of SFAS 141 did not have a significant impact on our financial statements.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001. SFAS 142 prohibits the amortization of goodwill and intangible assets with indefinite useful lives but requires that these assets be reviewed for impairment at least annually or on an interim basis if an event occurs or circumstances change that could indicate that their value has diminished or been impaired. Other intangible assets will continue to be amortized over their estimated useful lives. We evaluate the remaining useful lives of these intangibles on an annual basis to determine whether events or circumstances warrant a revision to the remaining period of amortization. Pursuant to SFAS 142, amortization of goodwill and assembled workforce intangible assets recorded in business combinations prior to June 30, 2001 ceased effective March 31, 2002. Goodwill resulting from business combinations completed after June 30, 2001, will not be amortized. We recorded amortization expense of approximately $2.2 million on goodwill during the fiscal year ended March 31, 2002. We currently estimate that application of the non-amortization provisions of SFAS 142 will reduce amortization expense and increase net income by approximately $2.2 million in fiscal 2003.

We tested goodwill for impairment during the 2003 fiscal year, and a resulting impairment of $0.6 million will be recorded as a cumulative effect of a change in accounting principle in the first quarter of fiscal 2003.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143 ("SFAS 143"), "Accounting for Asset Retirement Obligations." This statement applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or the normal operation of long-lived assets, except for certain obligations of lessees. The adoption of SFAS No. 143 did not have a significant impact on our consolidated financial statements.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS 144 supercedes SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends APB Opinion 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." SFAS 144 develops one accounting model for long-lived assets that are to be disposed of by sale. SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value cost to sell. Additionally SFAS 144 expands the scope of discontinued operations to include all components of an entity with operations that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The accounting prescribed in SFAS 144 was applied in connection with the disposal of our Australian subsidiary.

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 ("SFAS 145"), "Rescission of FASB Statements No. 4, 44, and 64, Amendment of

FASB Statement No. 13, and Technical Corrections." SFAS No. 145 updates, clarifies, and simplifies existing accounting pronouncements. This statement rescinds SFAS No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB No. 30 will now be used to classify those gains and losses. SFAS No. 64 amended SFAS No. 4 and is no longer necessary as SFAS No. 4 has been rescinded. SFAS No. 44 has been rescinded as it is no longer necessary. SFAS No. 145 amends SFAS No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions to be accounted for in the same manner as sale-lease transactions. This statement also makes technical corrections to existing pronouncements. While those corrections are not substantive in nature, in some instances, they may change accounting practice. We do not expect adoption of SFAS No. 145 to have material impact, if any, on our financial position or results of operations.

In November 2001, the FASB issued an Emerging Issues Task Force Issue No. 01-14 ("EITF No. 01-14") "Income Statement Characterization of Reimbursements Received for Out-of-Pocket Expenses Incurred". EITF No. 01-14 establishes that reimbursements received for out-of-pocket expenses should be reported as revenue in the income statement. Currently, we classify reimbursed out-of-pocket expenses as a reduction in cost of consulting services. We are required to adopt the guidance of EITF No. 01-14 in the first quarter of fiscal year 2003 and our consolidated statements of operations for prior periods will be reclassified to conform to the new presentation. The adoption of EITF No. 01-14 will result in an increase in reported net sales and cost of sales; however, it will not affect net income or loss in any past or future periods.

In July 2002, the FASB issued Statement of Financial Accounting Standards No. 146 ("SFAS 146"), "Accounting for Costs Associated with Exit or Disposal Activities". SFAS 146 replaces current accounting standards and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. The provisions of the SFAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect adoption of SFAS No. 146 to have a significant effect on its results of operations or financial condition.

In October 2002, the FASB issued Statement of Financial Accounting Standards No. 147 ("SFAS 147"), "Acquisition of certain Financial Institutions". SFAS 147 removes the requirement in SFAS 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets". In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets, to include certain financial institution related intangibles. We do not expect SFAS 147 to have a material impact on the Company's financial statements.

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 ("SFAS 148"), "Accounting for Stock-Based Compensation-Transition and Disclosure". This Statement amends SFAS 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition guidance and annual disclosure provisions of SFAS 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. We do not expect SFAS 148 to have a material impact on the Company's financial statements.

Employees
---------

At March 31, 2003, we had a total of 130 employees, 114 of which were based in the United States and 16 of which were based in the United Kingdom. Of the total, 12% were engaged in sales and marketing, 40% were engaged in application technology development projects, 30% were engaged in professional services, and 18% were in general and administrative. We believe our relations with our employees overall are good. We have never had a work stoppage and none of our employees are subject to a collective bargaining agreement.

Facilities
----------

Our principal corporate headquarters consists of 13,003 square feet in a building located at 5607 Palmer Way, Carlsbad, California. The lease for this facility is currently being negotiated. The current monthly rent is $13,680. Our primary operational office is in Irvine, California, where we occupy 26,521 square feet in a building located at 19800 MacArthur Blvd. This facility is occupied under a lease that expires on June 30, 2005. The current monthly rent is $55,620. We also occupy premises in the United Kingdom located at The Old Building, Mill House Lane, Wendens Ambo, Essex, England. The lease for this office building expires August 31, 2003. Annual rent is $43,646 (payable quarterly) plus common area maintenance charges and real estate taxes.

Legal Proceedings
-----------------

In April of 2002, our former CEO, Thomas Dorosewicz, filed a demand with the California Labor Commissioner for $256,250 in severance benefits allegedly due under a disputed employment agreement, plus attorney's fees and costs. Mr. Dorosewicz's demand was later increased to $283,893.53. On June 18, 2002, we filed an action against Mr. Dorosewicz, Michelle Dorosewicz and an entity affiliated with him in San Diego Superior Court, Case No. GIC790833, alleging fraud and other causes of action relating to transactions Mr. Dorosewicz caused us to enter into with his affiliates and related parties without proper board approval. On July 31, 2002, Mr. Dorosewicz filed cross-complaints in that action alleging breach of statutory duty, breach of contract, fraud and other causes of action related to his employment with the Company and other transactions he entered into with the Company. These matters are still pending and the parties have agreed to resolve all claims in binding arbitrations.

Due to the declining performance of our Australian subsidiary, we decided in the third quarter of fiscal 2002 to sell certain assets of our Australian subsidiary to the former management of such subsidiary, and then cease Australian operations. Such sale was, however, subject to the approval of National Australia Bank, the subsidiary's secured lender. The bank did not approve the sale and the subsidiary ceased operations in February 2002. The bank caused a receiver to be appointed in February 2002 to sell substantially all of the assets of the Australian subsidiary and pursue collections on any outstanding receivables. The receiver proceeded to sell substantially all of the assets for $300,000 in May 2002 to an entity affiliated with former management, and is actively pursuing the collection of receivables. If the sale proceeds plus collections on receivables are insufficient to discharge the indebtedness to National Australia Bank, we may be called upon to pay the deficiency under our guarantee to the bank. We have accrued $187,000 as our potential exposure. The receiver has also claimed that we are obligated to it for inter-company balances of $636,000, but we do not believe any amounts are owed to the receiver, who has not as of the date of this report acknowledged the monthly corporate overhead recovery fees and other amounts charged by us to the Australian subsidiary offsetting the amount claimed to be due.

On May 15, 2002, an employee who is currently out on disability/worker's compensation leave, Debora Hintz, filed a claim with the California Labor Commissioner seeking $41,000 in alleged unpaid commissions. In or about December of 2002, Ms. Hintz filed a discrimination claim against the Company with the Department of Fair Employment and Housing, alleging harassment and sexual orientation discrimination. The Company has responded appropriately to both the wage claim and the discrimination allegations, which the Company believes lack merit based on present information.

On August 30, 2002, Cord Camera Centers, Inc., an Ohio corporation ("Cord Camera"), filed a lawsuit against one of our subsidiaries, SVI Retail, Inc. as the successor to Island Pacific Systems Corporation, in the United States District Court for the Southern District of Ohio, Eastern Division, Case No. C2 02 859. The lawsuit claims damages in excess of $1.5 million, plus punitive damages of $250,000, against SVI Retail for alleged fraud, negligent misrepresentation, breach of express warranties and breach of contract. These claims pertain to the following agreements between Cord Camera and Island
Pacific: (i) a License Agreement, dated December 1999, as amended, for the use of certain software products, (ii) a Services Agreement for consulting, training and product support for the software products and (iii) a POS Software Support Agreement for the maintenance and support services for a certain software product. At this time, we cannot predict the merits of this case because it is in its preliminary state and discovery has not yet commence. However, SVI Retail intends to defend vigorously the action and possibly file one or more counter-claims.

In mid-2002, the Company is the subject of an adverse judgment entered against it in favor of Randall's Family Golf Centers, ("Randall") in the approximate sum of $61,000. The judgment was entered as a default judgment, and is based on allegations that the Company received a preferential transfer of funds within 90 days of the filing by Randall of a chapter 11 case in the United States Bankruptcy Court for the Southern District of New York. We believe we have viable defenses to the allegations if the default is set aside. We are determining whether the matter can be settled without the necessity of litigation to set aside the default, but we are unable to ascertain the likely outcome of this matter at this time.

On December 16, 2002, Chapter 11 Debtors Natural Wonders, Inc. and World of Science, Inc. (collectively "Debtors") filed an adversary proceeding against our subsidiary SVI Retail, Inc. seeking to avoid and recover preferential transfers. The Debtors sought recovery of approximately $84,000, which it had previously paid to SVI Retail for goods and services rendered. On March 12, 2003, the Debtors and SVI Retail settled the adversary proceeding for $18,000.

On November 22, 2002, UDC Homes, Inc and UDC Corporation now known as Shea Homes, Inc. served Sabica Ventures, Inc. ("Sabica") and Island Pacific, an operating division of SVI Solutions, Inc. ("Island Pacific") with a cross-complaint for indemnity on behalf of an entity identified in the summons as Pacific Cabinets. Sabica and Island Pacific filed a notice of motion and motion to quash service of summons on the grounds that neither Sabica nor Island Pacific has ever done business as Pacific Cabinets and has no other known relation to the construction project that is the subject of the cross-complaint and underlying complaint. The hearing on Sabica and Island Pacific's motion to quash is scheduled for May 22, 2003.

Except as set forth above, we are not involved in any material legal proceedings, other than ordinary routine litigation proceedings incidental to our business, none of which are expected to have a material adverse effect on our financial position or results of operations. However, litigation is subject to inherent uncertainties, and an adverse result in existing or other matters may arise from time to time which may harm our business.

D. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On November 30, 2001, Deloitte & Touche LLP notified us that they were resigning as our independent certified public accountants. On December 5, 2001, we engaged Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as our new independent auditors. Singer Lewak previously audited our financial statements for the fiscal years ended March 31, 1998 and September 30, 1997, 1996, 1995 and 1994. The decision to engage Singer Lewak was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

Deloitte & Touche's reports on the financial statements for the fiscal years ended March 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as noted in the following sentence. Deloitte & Touche's audit report on the financial statements for the year ended March 31, 2001, dated July 13, 2001, expressed an unqualified opinion and included an explanatory paragraph relating to substantial doubt about our ability to continue as a going concern. Further, in connection with its audits of our financial statements for the past two fiscal years and the subsequent interim period immediately preceding the date of resignation of Deloitte & Touche, we had no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports on our consolidated financial statements.

A representative of our independent auditor, Singer Lewak, is not expected to be present at the meeting.

F. VOTING SECURITIES AND PRINCIPAL SECURITIES AND PRINCIPAL HOLDERS THEREOF.

The Company had 31,499,632 shares of common stock outstanding at the close of business on March 31, 2003. Each share of common stock is entitled to one vote. Holders of record of shares of common stock at the close of business on May 1, 2003 will be entitled to notice of and to vote at the Special Meeting. The Company also had 141,000 shares of Series A Preferred Stock. The shares of Series A Preferred Stock have no voting rights with respect to the proposals in this Proxy.

The following table shows beneficial ownership of shares of our common stock as of March 31, 2003 (except as otherwise stated below) (i) by all persons known by us to beneficially own more than 5% of such stock (ii) each of the holders of debentures described in Proposal Number One, and (iii) by each director, each of the named executive officers, and all directors and executive officers as a group. Except as otherwise specified, the address for each person is 5607 Palmer Way, Carlsbad, California 92007. As of March 31, 2003, there were 31,499,632 shares of common stock outstanding. Each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws), except as stated below.


         Name and Address of             Amount and Nature of         Percent of
         Beneficial Owner (1)            Beneficial Ownership           Class
         --------------------            --------------------         ----------

Softline Limited                             27,240,800          (2)       54.7%
16 Commerce Crescent
Eastgate Extension 13
Sandton 2148
South Africa

Claudav Holdings Ltd. B.V.                    3,892,742          (3)       11.9%
9 Rue Charles Humbert
1205 Geneva
Switzerland

The Ivanhoe Irrevocable Trust                 3,892,742          (3)       11.9%

Barry M. Schechter                            3,892,742          (3)       11.9%

ICM Asset Management, Inc.                    7,103,028          (4)       20.2%
601 W. Main Ave., Suite 600
Spokane, WA  99201

                                                                       Current
         Name and Address of             Amount and Nature of         Percent of
         Beneficial Owner (1)            Beneficial Ownership           Class
         --------------------            --------------------         ----------

Midsummer Investment                          1,996,865          (9)     6.0%
c/o Midsummer Capital, LLC
485 Madison Avenue, 23rd Floor
New York, NY 10022

Omnicron Master Trust                         2,139,498         (10)     6.4%
c/o Omnicron Capital, LP
810 Seventh Avenue, 39th Floor
New York, NY 10019

Islandia, L.P.                                  855,799         (11)     2.6%
c/p John Lang, Inc.
485 Madison Avenue, 23rd Floor
New York, NY 10022

MBSJ Investors, Inc.                            547,089         (12)     1.7%
c/o Randy Siller
60 Butler Lane
New Canaan, Connecticut 06480

Crestview Capital Fund I, L.P.                  131,498         (13)     < 1%
c/o Richard Levy
Crestview Capital Funds
95 Revere Drive, Suite F
Northbrook, IL 60062

Crestview Capital Fund II, L.P.                 229,947         (14)     < 1%
c/o Richard Levy
Crestview Capital Funds
95 Revere Drive, Suite F
Northbrook, IL 60062

Crestview Capital Offshore Fund, Inc.            32,850         (15)     < 1%
c/o Richard Levy
Crestview Capital Funds
95 Revere Drive, Suite F
Northbrook, IL 60062

Arthur S. Klitofsky                             425,728          (5)        1.3%

Steven Beck                                   2,000,000          (6)        6.0%
Harvey Braun                                  2,000,000          (6)        6.0%
Randy Pagnotta                                   46,958          (6)        < 1%
Cheryl Valencia                                   1,000                     < 1%
Kavindra Malik                                   50,000                     < 1%
Ronald Koren                                        400                     < 1%
Mike Dotson                                      23,535          (6)        < 1%

Donald S. Radcliffe                             905,091          (7)        2.8%
575 Madison Avenue
New York, NY 10022

Michael Silverman                               143,291          (8)         <1%
10675 Sorrento Valley Road, Suite 200
San Diego, CA  92121

Ian Bonner                                      116,291          (6)         <1%
5527 Inverrary Court
Dallas, Texas 75287

Ivan M. Epstein                                 117,208          (6)         <1%
2 Victoria
Eastgate Extension 13
Sandton 2148
South Africa

Robert P. Wilkie                                  5,000          (6)         <1%
16 Commerce Crescent
Eastgate Extension 13
Sandton 2148
South Africa

All directors and executive  officers as      9,727,244         (16)       25.6%
a group (14 persons)

     (1) This table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares.

     (2) Includes 61,812 shares pursuant to outstanding options exercisable within 60 days of March 31, 2003 and 18,255,073 shares obtainable upon conversion of Series A Convertible Preferred Stock. The nine directors of the Softline Limited board are Ivan M. Epstein, Steven Cohen, Carlos Soares dos Santos, Eric Ellerine, Mac Maharaj, Robert Wilkie, Gerald Rubenstein, John Copelyn and Marcel Golding. Mr. Epstein serves as Chief Executive Officer, Mr. Cohen serves as Chief Operating Officer, and Mr. Wilkie serves as Group Financial Director of Softline. Each of the foregoing persons disclaims beneficial ownership of the shares and options held by Softline.

     (3) Claudav Holdings Ltd. B.V., the Ivanhoe Irrevocable Trust and Barry M. Schechter may be deemed a group pursuant to Rule 13d-5 promulgated under the Exchange Act. Claudav holds 462,300 shares, for which it shares voting power with Mr. Schechter pursuant to a proxy. Claudav is managed by Erwin Wachter, Trustee. Mr. Wachter therefore shares beneficial ownership with Mr. Schechter of the shares held by Claudav. Ivanhoe holds 2,008,237 shares for which it shares voting and investment power with Mr. Schechter pursuant to Mr. Schechter's position as a trustee. Includes 2,000 shares held by Mr. Schechter's minor children and 1,420,205 shares issuable upon exercise of options of Mr. Schechter exercisable within 60 days of March 31, 2003. Excludes 10,000 shares held by Mr. Schechter's spouse, for which Mr. Schechter disclaims beneficial ownership.

     (4) Includes 2,716,637 shares held by Koyah Leverage Partners, L.P., 53,014 shares held by Raven Partners, L.P. and 659,399 shares held by Koyah Partners, L.P. Also includes 1,257,925 shares issuable upon exercise of outstanding warrants and 1,562,500 shares issuable upon conversion of a convertible note held by Koyah Leverage Partners, L.P., 309,784 shares issuable upon exercise of outstanding warrants and 312,500 shares issuable upon conversion of a convertible note held by Koyah Partners, L.P., and 12,535 shares pursuant to outstanding warrants and 208,334 shares obtainable upon conversion of convertible notes held by Raven Partners, L.P. Koyah Ventures, LLC is the general partner of Koyah Leverage Partners, L.P., Koyah Partners, L.P. and Raven Partners, L.P., and as a result has shared voting and investment power over shares held by all three entities. Raven Ventures, LLC is an additional general partner of Raven Partners, L.P. and as a result has shared voting and investment power over shares held by Raven Partners, L.P. ICM Asset Management, Inc. is the investment advisor to Koyah Leverage Partners, L.P., Koyah Partners, L.P. and Raven Partners, L.P., and as a result has shared voting and investment power over shares held by all three entities. Also includes 10,400 shares held by other clients of ICM Asset Management, Inc. ICM Asset Management, Inc. has discretionary authority over shares held by these other clients and as a result has shared voting and investment power over these shares. James M. Simmons is the managing member of Koyah Ventures, LLC and Raven Ventures, LLC and the chief investment officer and controlling stockholder of ICM Asset Management, Inc. and as a result has shared voting and investment power over shares held by Koyah Leverage Partners, L.P., Koyah Partners, L.P., Raven Partners, L.P., ICM Asset Management, Inc. and the other clients of ICM Asset Management, Inc. Each of these entities or persons disclaims beneficial ownership in these securities except to the extent of such entity's or person's pecuniary interest in these securities and disclaims membership in a group with any other entity or person within the meaning of Rule 13d-5(b)(1) under the Exchange Act.

     (5) Includes 162,828 shares pursuant to outstanding options exercisable within 60 days of March 31, 2003.

     (6) Consists of outstanding options exercisable within 60 days of March 31, 2003.

     (7) Includes 430,000 shares pursuant to outstanding options exercisable within 60 days of March 31, 2003. Also includes 17,600 shares held by an entity for which Mr. Radcliffe has sole voting and investment power. Also includes an aggregate of 82,100 shares held by three entities for which Mr. Radcliffe has shared voting and investment power. Excludes 124,500 shares held by Mr. Radcliffe's spouse, for which Mr. Radcliffe disclaims beneficial ownership.

     (8) Includes 143,291 shares pursuant to outstanding options exercisable within 60 days of March 31, 2003.

     (9) Includes 629,143 shares pursuant to outstanding warrants and 1,367,722 shares obtainable upon conversion of convertible debenture. Midsummer's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (10)Includes 674,082 shares pursuant to outstanding warrants and 1,465,416 shares obtainable upon conversion of convertible debenture. Omicron's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (11)Includes 586,166 shares pursuant to outstanding warrants and 269,633 shares obtainable upon conversion of convertible debenture. Islandia's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (12)Includes 390,778 shares pursuant to outstanding warrants and 156,311 shares obtainable upon conversion of convertible debenture. MBSJ's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (13)Includes 33,704 shares pursuant to outstanding warrants and 97,694 shares obtainable upon conversion of convertible debenture. Crestview Capital Fund I's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (14)Includes 58,982 shares pursuant to outstanding warrants and 170,965 shares obtainable upon conversion of convertible debenture. Crestview Capital Fund II's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (15)Includes 8,426 shares pursuant to outstanding warrants and 24,424 shares obtainable upon conversion of convertible debenture. Crestview Capital Fund Offshore Fund's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (16)Includes 6,321,607 shares pursuant to outstanding options exercisable within 60 days of March 31, 2003.

The following table shows pro forma beneficial ownership of shares of our common stock with respect to the beneficial owners in the above table after giving effect to all transactions described in Proposal Number One, including the issuance of debentures and warrants in any second closings. The table makes various assumptions, including: (1) 31,499,632 shares of common stock will remain outstanding before any of the beneficial owners shown below exercise or convert any convertible securities held by them; (2) additional debentures aggregating $2.3 million and accompanying warrants will be issued in a second closing; (3) the daily volume weighted average price of common stock on the American Stock Exchange for the ten consecutive days immediately prior to any second closing will be $1.75; and (4) the debentures and accompanying warrants will have a conversion or exercise price of $2.01 per share. Since the table below is based on assumptions that may vary significantly from actual events, it should be used only to facilitate your understanding as to the possible, but not actual, effect of all transactions described in Proposal Number One.

             Pro forma
         Name and Address of             Amount and Nature of         Percent of
         Beneficial Owner (1)            Beneficial Ownership           Class
         --------------------            --------------------         ----------

Softline Limited                             27,240,800                  54.7%
Claudav Holdings Ltd. B.V.                    3,892,742                  11.9%
The Ivanhoe Irrevocable Trust                 3,892,742                  11.9%
Barry M. Schechter                            3,892,742                  11.9%
ICM Asset Management, Inc.                    7,103,028                  20.2%

                                                                      Pro Forma
         Name and Address of             Amount and Nature of         Percent of
         Beneficial Owner (1)            Beneficial Ownership           Class
         --------------------            --------------------         ----------

Midsummer Investment                          2,813,518          (1)     8.0%
Omnicron Master Trust                         3,005,484          (2)     8.5%
Islandia, L.P.                                1,205,793          (3)     3.7%
MBSJ Investors, Inc.                            547,089          (4)     1.7%
Crestview Capital Fund I, L.P.                  205,684          (5)     < 1%
Crestview Capital Fund II, L.P.                 359,947          (6)     1.0%
Crestview Capital Offshore Fund, Inc.            51,421          (7)     < 1%
Arthur S. Klitofsky                             425,728                  1.3%
Steven Beck                                   2,000,000                  6.0%
Harvey Braun                                  2,000,000                  6.0%
Randy Pagnotta                                   46,958                  < 1%
Cheryl Valencia                                   1,000                  < 1%
Kavindra Malik                                   50,000                  < 1%
Ronald Koren                                        400                  < 1%
Mike Dotson                                      23,535                  < 1%
Donald S. Radcliffe                             905,091                  2.8%
Michael Silverman                               143,291                   <1%
Ian Bonner                                      116,291                   <1%
Ivan M. Epstein                                 117,208                   <1%
Robert P. Wilkie                                  5,000                   <1%
All directors and executive  officers as      9,727,244                 25.6%
a group (14 persons)


     (1) Assumes 988,653,143 shares pursuant to outstanding warrants and 1,824,865 shares obtainable upon conversion of convertible debenture. Midsummer's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (2) Assumes 1,059,272 shares pursuant to outstanding warrants and 1,946,212 shares obtainable upon conversion of convertible debenture. Omicron's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (3) Assumes 740,242 shares pursuant to outstanding warrants and 465,551 shares obtainable upon conversion of convertible debenture. Islandia's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (4) Assumes 390,778 shares pursuant to outstanding warrants and 156,311 shares obtainable upon conversion of convertible debenture. MBSJ's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (5) Assumes 50,847 shares pursuant to outstanding warrants and 154,837 shares obtainable upon conversion of convertible debenture. Crestview Capital Fund I's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (6) Assumes 88,982 shares pursuant to outstanding warrants and 270,965 shares obtainable upon conversion of convertible debenture. Crestview Capital Fund II's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

     (7) Assumes 12,708 shares pursuant to outstanding warrants and 38,710 shares obtainable upon conversion of convertible debenture. Crestview Capital Fund Offshore Fund's beneficial ownership is limited to 4.99% pursuant to limitations contained in the debentures and warrants.

BOARD RECOMMENDATION. The Board has determined that the Company's shareholders will benefit from the sale and issuance of the convertible debentures and warrants as described above. The Company used $2,800,000 of the proceeds from the first sale of debentures to pay Union Bank of California, N.A. ("UBOC"), under that certain Discounted Loan Payoff Agreement dated March 31, 2003 by and among UBOC, SVI, SVI Retail, Inc., Sabica Ventures, Inc. and SVI Training Products, Inc. That payment, combined with SVI's issuance to UBOC of 1,000,000 shares of SVI common stock and a $500,000 one-year unsecured non-interest bearing convertible note payable in either cash or stock, at SVI's option, was accepted by UBOC as full satisfaction of SVI's $7.1 million debt to it. UBOC also cancelled options to purchase 1.5 million shares of SVI common stock of which 565,500 had vested as of March 31, 2003, and it returned all collateral held by it, including 10,700,000 shares of SVI common stock pledged as security. In addition to allowing the Company to fully satisfy its $7.1 million debt to UBOC, which would have been due in full in September 2003, the Board has determined that the sale of the debentures provides the Company with working capital to operate its business. For the foregoing reasons, the Board approved the above actions on March 30, 2003, and it recommends a vote FOR ratification of these actions.

                           II. PROPOSAL NUMBER TWO

   TO CONSIDER AND ACT UPON A PROPOSAL TO CHANGE THE COMPANY'S NAME FROM "SVI
                    SOLUTIONS, INC." TO "ISLAND PACIFIC, INC."

On April 8, 2003, the Board adopted a resolution approving the amendment of the Company's Certificate of Incorporation to change the name of the Company to Island Pacific, Inc. If the shareholders adopt this resolution, the Company will be traded on the American Stock Exchange under symbol "IPI". The Board determined that it would be in the Company's best interest to focus its business strategy on delivering a wide range of solutions to retailers centered around the Island Pacific platform. This would allow the Company to consolidate its resources with the goal of building a more powerful brand of products and services. For these reasons, the Board recommends a vote FOR the proposal to change the Company's name to "Island Pacific, Inc."

                            III. PROPOSAL NUMBER THREE

     TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND AND RESTATE THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO REFLECT THE REMOVAL OF ARTICLE XII,
 WHICH RESTRICTS THE SHAREHOLDERS' ABILITY TO TAKE ACTIONS BY WRITTEN CONSENT.

Article XII of the Company's Restated Certificate of Incorporation ("Certificate of Incorporation") prohibits stockholders from taking action by written consent. It states:

          "All actions of the stockholders shall be taken at an annual or special meeting of the stockholders call in the manner set forth in the Bylaws. No action shall be taken by the stockholders by written consent."

If this article is removed, shareholders would be able to approve of certain transactions or take corporate actions requiring shareholder approval by written consent in lieu of a meeting pursuant to Delaware General Corporation Law ss.228 ("Del. Corp. Law ss.228").

In summary, Del. Corp. Law ss.228 provides that any action that is to be or may be taken at any annual meeting or special of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and properly delivered to the Company. If any action is taken by less than the unanimous written consent of the shareholders in accordance with Del. Corp. Law ss.228, prompt notice must be given to all stockholders who have not consented in writing and would have been entitled to notice of a meeting on the effective date of the action.

Under this Proposal, the Certificate of Incorporation will be amended and restated in the form attached as Appendix VI ("Amended Certificate"). In addition to reflecting the removal of Article XII, the Amended Certificate reflects the provisions of the Certificate of Designation filed with the Delaware Secretary of State on April 1, 2002, which may be incorporated into the Certificate of Incorporation pursuant to Delaware General Corporation Law.

BOARD RECOMMENDATION

The Board has determined that the Company will benefit by the removal of the restriction on the shareholders' ability to approve transaction or actions by written consent. Shareholders will, therefore, have the authority to approve of transactions or actions by written consent in lieu of meeting. This would facilitate the Company's ability to consummate transactions or take other corporate actions. It would eliminate the requirement of calling and holding shareholder meetings, possibly saving the Company meeting and other expenses. For these reasons, the Board recommends a FOR vote in favor of this proposal to remove Article XII by approving the form of the Amended Certificate.



         By Order of the Board of Directors,
         Barry Schechter, Chairman of the Board
         Carlsbad, California
         June 3, 2003

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors and Shareholders
SVI Solutions, Inc. and subsidiaries

We have audited the accompanying consolidated balance sheet of SVI Solutions, Inc. and subsidiaries as of March 31, 2002, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SVI Solutions, Inc. and subsidiaries as of March 31, 2002, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
May 30, 2002

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of SVI Solutions, Inc.:

We have audited the accompanying consolidated balance sheet of SVI Solutions, Inc. and subsidiaries (collectively, the "Company") (a majority owned subsidiary of Softline Limited) as of March 31, 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2001, and the results of its operations and its cash flows for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations and negative working capital raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
July 13, 2001

SVI SOLUTIONS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                                                     MARCH 31,      MARCH 31,
                                                                                       2002           2001
                                                                                   ------------   ------------
                                                                               (in thousands, except share amounts)
ASSETS
Current assets:
     Cash and cash equivalents                                                     $     1,309    $     1,208
     Accounts receivable, net of allowance for doubtful
         accounts of $446 and $790, respectively                                         1,946          3,394
     Income tax refund receivable                                                           --            380
     Other receivables, including $31 and $61 from related parties, respectively           255            253
     Inventories                                                                           126            138
     Current portion - non-compete agreements                                              917          1,017
     Net assets from discontinued operations                                                --          1,441
     Prepaid expenses and other current assets                                             150            293
                                                                                   ------------   ------------
              Total current assets                                                       4,703          8,124

Note receivable, net                                                                        --          7,000
Property and equipment, net                                                                641            976
Purchased and capitalized software, net                                                 17,612         20,074
Goodwill, net                                                                           15,422         17,642
Non-compete agreements, net                                                              1,585          2,597
Other assets                                                                                42             40
                                                                                   ------------   ------------
              Total assets                                                         $    40,005    $    56,453
                                                                                   ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Demand loans due to stockholders                                              $       618    $     1,333
     Current portion of term loans                                                         435             --
     Accounts payable                                                                    1,497          2,868
     Accrued expenses                                                                    3,864          4,911
     Deferred revenue                                                                    3,528          1,794
     Income tax payable                                                                     98             --
                                                                                   ------------   ------------
              Total current liabilities                                                 10,040         10,906

Term loans refinanced in July 2002 and May 2001                                          6,472          7,325
Convertible notes due to stockholders                                                    1,421             --
Subordinated term loan due to stockholder                                                   --         11,037
Other long-term liabilities                                                                120            192
                                                                                   ------------   ------------
              Total liabilities                                                         18,053         29,460
                                                                                   ------------   ------------

Commitments and contingencies (Note 12)

Stockholders' equity:
     Preferred stock, $.0001 par value; 5,000,000 shares authorized; Series A
         Convertible Preferred stock, 7.2% cumulative convertible 141,100 shares authorized and outstanding with a stated value of $100 per
         share, dividends in arrears of $254                                            14,100             --
     Common stock, $.0001 par value; 100,000,000 shares authorized;
         28,293,609 and 37,836,669 shares issued and outstanding                             4              4
     Additional paid-in capital                                                         54,685         57,108
     Retained (deficit) earnings                                                       (37,772)       (23,114)
     Treasury stock, at cost; shares - 10,700,000 in 2002 and 444,641 in 2001           (8,580)        (4,306)
     Shares receivable                                                                    (485)            --
     Accumulated other comprehensive loss                                                   --         (2,699)
                                                                                   ------------   ------------
              Total stockholders' equity                                                21,952         26,993
                                                                                   ------------   ------------
              Total liabilities and stockholders' equity                           $    40,005    $    56,453
                                                                                   ============   ============

            The accompanying notes are an integral part of these consolidated financial statements.

                                                     F-3

SVI SOLUTIONS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                        YEAR ENDED MARCH 31,
                                                                 ---------------------------------
                                                                    2002        2001        2000
                                                                 ---------   ---------   ---------
                                                               (in thousands, except per share data)
Net sales                                                        $ 27,109    $ 27,713    $ 26,652
Cost of sales                                                      10,036       9,188       6,421
                                                                 ---------   ---------   ---------
              Gross profit                                         17,073      18,525      20,231
                                                                 ---------   ---------   ---------
Expenses:
     Application development                                        4,203       5,333       4,877
     Depreciation and amortization                                  6,723       8,616       7,250
     Selling, general and administrative                           13,144      18,037      14,817
     Impairment of capitalized software and goodwill                   --       6,519          --
     Impairment of note receivable received in
         connection with the sale of IBIS Systems Limited              --       7,647          --
                                                                 ---------   ---------   ---------
              Total expenses                                       24,070      46,152      26,944
                                                                 ---------   ---------   ---------

Loss from operations                                               (6,997)    (27,627)     (6,713)

Other income (expense):
     Interest income                                                   10         628       1,074
     Other income (expense)                                           (46)         63        (206)
     Interest expense, including $1,988, $1,391 and $114 to
         related parties                                           (3,018)     (3,043)     (1,493)
     Gain (loss) on foreign currency transaction                       (9)          2         (10)
                                                                 ---------   ---------   ---------
              Total other expense                                  (3,063)     (2,350)       (635)
                                                                 ---------   ---------   ---------

Loss before provision (benefit) for income taxes                  (10,060)    (29,977)     (7,348)

     Provision (benefit) for income taxes                              39      (4,778)     (2,414)
                                                                 ---------   ---------   ---------

Loss from continuing operations                                   (10,099)    (25,199)     (4,934)

Income (loss) from discontinued Australian operations,
         net of estimated income taxes expense (benefit)
         of $0, ($833) and $2                                      (4,559)     (3,746)        880
                                                                 ---------   ---------   ---------
Net loss                                                         $(14,658)   $(28,945)   $ (4,054)
                                                                 =========   =========   =========

Basic and diluted earnings (loss) per share:
     Continuing operations                                       $  (0.28)   $  (0.72)   $  (0.15)
     Discontinued operations                                        (0.13)      (0.11)       0.03
                                                                 ---------   ---------   ---------
         Net loss                                                $  (0.41)   $  (0.83)   $  (0.12)
                                                                 =========   =========   =========


Basic and diluted weighted average common shares outstanding       35,698      34,761      32,459
                                                                 =========   =========   =========

      The accompanying notes are an integral part of these consolidated financial statements.

                                               F-4

SVI SOLUTIONS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                                                             ACCUMULATED
                                                                                                   OTHER        OTHER
                                                  ADDITIONAL                          RETAINED     COMPRE-     COMPRE-
                            PREFERRED    COMMON    PAID-IN     TREASURY     SHARES    EARNINGS     HENSIVE     HENSIVE
                              STOCK      STOCK     CAPITAL      STOCK     RECEIVABLE  (DEFICIT)     LOSS         LOSS       TOTAL
                            ---------- ---------- ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                (in thousands, except share amounts)
Balance, March 31, 1999            --  $       3  $  39,436   $    (951)  $  (2,142)   $   9,885          --   $    (961)  $  45,270

Issuance of common stock
  in connection with the
  purchase of technology
  rights and subsidiaries          --         --      3,654          --          --          --          --          --       3,654
Exercise of stock options          --         --      6,992          --          --          --          --          --       6,992
Income tax benefit on
  stock options exercised          --         --        424          --          --          --          --          --         424
Compensation expense for
  stock options granted            --         --         55          --          --          --          --          --          55
Repurchase of common stock         --         --         --      (1,213)         --          --          --          --      (1,213)
Shares receivable from
  stockholder in connection
  with the sale of
  IBIS Systems Limited             --         --         --      (2,142)      2,142          --          --          --          --
Issuance of common stock
  for services                     --         --         20          --          --          --          --          --          20
Private placement of common
  stock                            --         --      2,873          --          --          --          --          --       2,873
Comprehensive loss:

  Net loss                         --         --         --          --          --      (4,054)  $  (4,054)         --      (4,054)
  Other comprehensive loss:
    Translation adjustment         --         --         --          --          --          --        (524)       (524)       (524)
                                                                                                  ----------
      Comprehensive loss           --         --         --          --          --          --   $  (4,578)         --          --
                            ---------- ---------- ----------  ----------  ----------  ----------  ==========  ----------  ----------
Balance, March 31, 2000            --  $       3  $  53,454   $  (4,306)   $     --   $   5,831          --   $  (1,485)  $  53,497

Exercise of stock options          --         --        792          --          --          --          --          --         792
Income tax benefit on stock
  options exercised                --         --         84          --          --          --          --          --          84
Compensation expense for
  stock options                    --         --         28          --          --          --          --          --          28
Issuance of common stock
  warrants for services            --         --          6          --          --          --          --          --           6
Issuance of common stock
  (net of financing costs
  of $40,035)                      --          1      2,460          --          --          --          --          --       2,461
Issuance of common stock
  (net of $286,000 late
  registration fees)               --         --        214          --          --          --          --          --         214
Issuance of common stock
  for services                     --         --         70          --          --          --          --          --          70
Comprehensive loss:
  Net loss                         --         --         --          --          --     (28,945)  $ (28,945)         --     (28,945)
  Other comprehensive loss:
    Translation adjustment         --         --         --          --          --          --      (1,214)     (1,214)     (1,214)
                                                                                                  ----------
      Comprehensive loss           --         --         --          --          --          --   $ (30,159)         --          --
                            ---------- ---------- ----------  ----------  ----------  ----------  ==========  ----------  ----------
Balance, March 31, 2001            --  $       4  $  57,108   $  (4,306)  $      --   $ (23,114)         --   $  (2,699)  $  26,993

                                                                                                                         (Continued)
                       The accompanying notes are an integral part of these consolidated financial statements.

                                                                F-5

SVI SOLUTIONS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (CONTINUED)

                                                                                                             ACCUMULATED
                                                                                                   OTHER        OTHER
                                                  ADDITIONAL                          RETAINED     COMPRE-     COMPRE-
                            PREFERRED    COMMON    PAID-IN     TREASURY     SHARES    EARNINGS     HENSIVE     HENSIVE
                              STOCK      STOCK     CAPITAL      STOCK     RECEIVABLE  (DEFICIT)     LOSS         LOSS       TOTAL
                            ---------- ---------- ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                (in thousands, except share amounts)
Balance, March 31, 2001            --  $       4  $  57,108   $  (4,306)  $      --   $ (23,114)         --   $  (2,699)  $  26,993

Issuance of common stock
  for services and
  severance payments               --         --        441          --          --          --          --          --         441
Common stock to be returned        --         --        485          --        (485)         --          --          --          --
Compensation expense for
  warrants granted                 --         --        579          --          --          --          --          --         579
Interest charges on
  convertible notes due to
  stockholders                     --         --        438          --          --          --          --          --         438
Warrants issued for late
  effectiveness of the
  registration for common
  stock sold in a private
  placement in fiscal 2001         --         --        711          --          --          --          --          --         711
Offering costs                     --         --       (711)         --          --          --          --          --        (711)
Liquidated damages for late
  effectiveness of the
  registration statement           --         --        (60)         --          --          --          --          --         (60)
Issuance of Series A
  Preferred stock in
  exchange for common
  stock, sale of IBIS note
  receivable and settlement
  of Softline note payable  $  14,100         --         --      (8,580)         --          --          --          --       5,520

Retired treasury stock             --         --     (4,306)      4,306          --          --          --          --          --
Comprehensive loss:
  Net loss                         --         --         --          --          --     (14,658)  $ (14,658)         --     (14,658)
  Other comprehensive loss:
    Disposal of Australian
      operation                    --         --         --          --          --          --       2,699       2,699       2,699
                                                                                                  ----------
      Comprehensive loss           --         --         --          --          --          --   $ (11,959)         --          --
                            ---------- ---------- ----------  ----------  ----------  ----------  ==========  ----------  ----------
Balance, March 31, 2002     $  14,100  $       4  $  54,685   $  (8,580)  $    (485)  $ (37,772)         --   $      --   $  21,952
                            ========== ========== ==========  ==========  ==========  ==========              ==========  ==========

                                                                                                                         (Concluded)
                       The accompanying notes are an integral part of these consolidated financial statements.

                                                                F-6

SVI SOLUTIONS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                      YEAR ENDED MARCH 31,
                                                                              ------------------------------------
                                                                                 2002         2001         2000
                                                                              ----------   ----------   ----------
                                                                              (in thousands, except share amounts)
Cash flows from operating activities:
     Net loss                                                                 $ (14,658)   $ (28,945)   $  (4,054)
     Adjustments to reconcile net loss to net cash provided
         by (used for) operating activities:
         Depreciation and amortization                                            7,069        9,540        7,942
         Impairment of note receivable                                               --        7,647           --
         Impairment of intangible assets associated with discontinued operations     --        8,886           --
         Loss on disposal of Australian operations                                3,171
         (Gain)/Loss on foreign currency transactions                                41           (9)          12
         Compensation expense for stock options and warrants                        579          112           55
         Interest charges on convertible notes due to stockholders                  438           --           --
         Common stock issued for services rendered and severance
            payments                                                                245           --           --
         Deferred income tax provision                                             (149)      (4,396)      (2,614)
         Loss on sale of furniture and equipment                                     64            3          177

         Changes in assets and liabilities, net of effects of acquisitions:
             Accounts receivable and other receivables                            2,548        5,126       (4,586)
             Accrued interest on note receivable                                     --         (555)        (840)
             Inventories                                                             61           (8)         (34)
             Prepaid expenses and other current assets                               60          157         (197)
             Accounts payable and accrued expenses                               (1,892)       3,506         (576)
             Accrued interest on stockholders' loans and note payable             2,295          944           --
             Deferred revenue                                                     1,642       (4,438)       5,023
             Income taxes payable                                                    98           --       (2,576)
                                                                              ----------   ----------   ----------
                  Net cash provided by (used for) operating activities            1,612       (2,430)      (2,268)
                                                                              ----------   ----------   ----------

Cash flows from investing activities:
     Acquisitions, net of cash acquired                                              --           --      (33,898)
     Purchase of furniture and equipment                                           (301)        (534)        (849)
     Proceeds from sale of furniture and equipment                                   13           --           83
     Purchase of software and capitalized software development costs               (409)      (2,471)      (1,831)
                                                                              ----------   ----------   ----------
                  Net cash used for investing activities                           (697)      (3,005)     (36,495)
                                                                              ----------   ----------   ----------

Cash flows from financing activities:
     Proceeds from issuance of common stock                                          --        3,754        9,615
     Increase (decrease) in amounts due to stockholders, net                       (844)       9,855        1,982
     Proceeds from lines of credit                                                   --        1,555        2,281
     Proceeds from convertible notes due to stockholders                          1,260           --           --
     Proceeds from term loans                                                        --           --       18,500
     Payments on term loans                                                      (1,243)     (13,231)      (1,458)
                                                                              ----------   ----------   ----------
                  Net cash provided by (used for) financing activities             (827)       1,933       30,920
                                                                              ----------   ----------   ----------

Effect of exchange rate changes on cash                                             (46)         (69)        (325)
                                                                              ----------   ----------   ----------

Net increase (decrease) in cash and cash equivalents                                 42       (3,571)      (8,168)
Cash and cash equivalents, beginning of year                                      1,267        4,838       13,006
                                                                              ----------   ----------   ----------
Cash and cash equivalents, end of year                                        $   1,309    $   1,267    $   4,838
                                                                              ==========   ==========   ==========

                                                                                                       (Continued)

              The accompanying notes are an integral part of these consolidated financial statements.

                                                       F-7

SVI SOLUTIONS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                                                   YEAR ENDED MARCH 31,
                                                                          -------------------------------------
                                                                              2002         2001         2000
                                                                          -----------  -----------  -----------
                                                                          (in thousands, except share amounts)
Supplemental disclosure of non-cash information:
     Interest paid                                                        $    1,194   $    1,990   $    1,417
     Income taxes paid                                                            --   $      665   $    2,163

Supplemental disclosure of non-cash investing and financing activities:
     Issued 38,380 shares of common stock for services to be
       provided                                                           $       31           --           --
     644,715 shares of common stock to be returned for services
       canceled after shares were issued                                  $      485           --           --
     Issuance of 141,000 shares of Series A Preferred Stock and
       Transfer of note receivable received from the sale of IBIS
         Systems Limited in exchange for 10,700,000 shares
         of common stock and settlement of Softline note payable          $    5,520           --           --
       Issued 46,774 shares of common stock in connection
         with the acquisition of Triple-S                                         --           --   $      213
     Issued 168,208 and 54,845 shares of common stock for
       services rendered                                                  $      165   $       70           --
     Issued 500,000 shares of common stock for $214,000 in cash and $286,000 in accrued costs related to penalty for
       late effectiveness of the registration statement                          --   $      286           --
     Issued 5,000 warrants in connection with an equity financing                --   $        8           --
     Received 178,500 treasury shares as settlement for a
       Receivable                                                                 --           --   $   (2,142)
     Issued 220,000 shares of common stock in connection
       with prior acquisitions                                                    --           --   $    2,402
     Received 78,241 shares from Softline for Triple-S                            --           --   $     (665)
     Issued 93,023 shares of common stock in connection
       with acquisition of MarketPlace Systems Corporation                        --           --   $    1,000

                                                                                                    (Concluded)

            The accompanying notes are an integral part of these consolidated financial statements.

                                                      F-8

                      SVI SOLUTIONS, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BUSINESS CONDITIONS - SVI Solutions, Inc. (the "Company") is a holding company which, through its subsidiaries, is an independent provider of multi-channel application software technology and associated services for the retail industry. The Company also develops and distributes PC courseware and skills assessment products for both desktop and retail applications.

         MANAGEMENT'S PLAN TO CONTINUE AS A GOING CONCERN - The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. As shown in the accompanying consolidated financial statements, the Company has incurred net losses of $14.7 million, $28.9 million and $4.1 million from operations for the years ended March 31, 2002, 2001 and 2000, respectively.

         The loss for the year ended March 31, 2002 included a $4.6 million loss from the discontinued Australian operations and non-cash charges of $6.7 million in depreciation and amortization. While net sales decreased slightly by 2%, the selling, general and administrative expense decreased by 25%.

         The loss for the year ended March 31, 2001 included a non-cash impairment of charges totaling $14.2 million for goodwill and capitalized software write-downs related to its discontinued Australian subsidiary and its note receivable in connection with a prior sale of a foreign subsidiary. In addition, the Company recorded a $3.7 million loss from the discontinued Australian operations, non-cash charges of $8.6 million in depreciation and amortization, which related primarily to its intangible assets, and $900,000 for severance and related personnel reductions in the fourth quarter of the year ended March 31, 2001. Overall, the Company's general and administrative expense increased 22% during fiscal 2001.

         In addition, the Company's balance sheet reflects negative working capital of $5.3 million and $2.8 million as of March 31, 2002 and 2001, respectively. At March 31, 2002, the Company has a substantial amount of debt, including $6.9 million due to Union Bank of California and $2.0 million due to other stockholders. The Company experienced significant strains on its cash resources during the years ended March 31, 2002 and 2001, and had difficulty meeting its current obligations, including principal and interest payments on indebtedness and lease payments due on its two facilities in the US.

         The Company experienced a reduction in sales of its high margin application software licenses in its U.S. and U.K. operations. The Company believes its difficulties initially arose from insufficient staffing of its sales force. Although the Company significantly increased the staffing of the sales force in the first quarter of fiscal 2002, the economic slowdown and the terrorist attacks of September 11, 2001, and the ongoing hostilities in the world, increased the challenges faced by the sales force. In addition, the Company's financial condition may have interfered with its ability to sell new application software licenses. The Company was dependent on one customer for 42% of its net sales in fiscal 2002. The Company needs to generate additional sales and revenue and to control expenditures to return to profitability and to achieve positive cash flow.

         In October 2001, the Company completed an analysis of its operations and concluded that it was necessary to restructure the composition of management and personnel. The CEO, CFO and general manager of the Company's retail operations elected to leave to pursue other interests. The Company appointed the Chairman as the Chief Executive Officer. The Company reduced its staff by a total of 20%, and restructured and refocused the sales force toward opportunities available in the current economic climate.

         As of April 1, 2002, the Company has refocused the company into three strategic business units lead by experienced managers. The units are Island Pacific, SVI Store Solutions and SVI Training Products, Inc.

         The management team developed and presented to the Board of Directors in June 2002, an operating plan for the current fiscal year that, if achieved, will return the Company to positive cash flow from operations. This improvement is based on a restructuring of the Company's debt with Union Bank of California ("Union Bank"), on an aggressive sales campaign for its applications and related services and on rigorous management of its costs and expenses.

         In May and July 2002, the Company extended its term loan facility with Union Bank (see Note 10). In May 2002, the Company also entered into an agreement with its major customer, Toys "R" Us ("Toys"), to issue a $1.3 million non-interest bearing convertible note, a warrant to purchase up to 2.5 million shares of the Company's common stock at the exercise price of $0.553 per share and to provide development and professional services to Toys through February 2004. In July 2002, the Company extended its notes payable to certain stockholders which were in default (see Note 11).

         Management is now actively seeking additional financing to provide needed working capital for operations and to reduce its overall debt burden. Management believes additional financings, if completed, would provide the cash required for operations during the current fiscal year, thus enabling the Company the opportunity to increase sales of its applications and services. However, there can be no assurance that the Company will be successful in obtaining new financing, increasing sales or producing incremental profits and cash flow.

         PRINCIPLES OF CONSOLIDATION AND FINANCIAL STATEMENT PRESENTATION - The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, SVI Retail, Inc. and SVI Training Products, Inc., based in US and SVI Retail (Pty) Limited based in Australia. Effective February 2002, the Australian subsidiary ceased operation (see Note 3). All material intercompany balances and transactions have been eliminated in consolidation.

         RECLASSIFICATIONS - Certain amounts in the prior periods have been reclassified to conform to the presentation for the fiscal year ended March 31, 2002. Such reclassifications did not have any effect on losses reported in prior periods.

         ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS - Cash and cash equivalents include cash and highly liquid investments with original maturities of not more than three months.

         FAIR VALUE OF FINANCIAL INSTRUMENTS - The fair value of short-term financial instruments, including cash and cash equivalents, trade accounts receivable, other receivables, prepaid expenses, other assets, accounts payable, accrued expenses, lines of credit and demands due to stockholders approximate their carrying amounts in the financial statements due to the short maturity of and/or the variable nature of interest rates associated with such instruments.

         The fair value of the long-term note receivable is discussed in Note 5.

         The amounts shown for term loans and convertible notes due to stockholders approximate fair value because current interest rates offered to the Company for debt of similar maturity are substantially the same or the difference is immaterial.

         INVENTORIES - Inventories consist of finished goods and are stated at the lower of cost or market, on a first-in, first-out basis.

         PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, generally ranging from 4 to 10 years.

         Leasehold improvements are amortized using the straight-line method, over the shorter of the life of the improvement or lease term. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized.

         GOODWILL - Goodwill, the excess of cost over the fair value of net assets acquired, is being amortized using the straight-line method over various periods not exceeding 10 years. The Company periodically reviews goodwill to evaluate whether changes have occurred that would suggest that goodwill may be impaired based on the estimated undiscounted cash flows of the assets acquired over the remaining amortization period. If this review indicates that the remaining estimated useful life of goodwill requires revision or that the goodwill is not recoverable, the carrying amount of the goodwill is reduced to its fair value, generally using the estimated shortfall of cash flows on a discounted basis. As described in Note 8 to the consolidated financial statements, effective April 1, 1999, the Company revised its estimate of the useful life of goodwill from twenty years to ten years.

         PURCHASED AND CAPITALIZED SOFTWARE COSTS - Pursuant to the provisions of Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed," the Company capitalizes internally developed software and software purchased from third parties if the related software product under development has reached technological feasibility or if there are alternative future uses for the purchased software. These costs are amortized on a product-by-product basis typically over three to ten years using the greater of the ratio that current gross revenue for a product bears to the total of current and anticipated future gross revenue for that product or the straight-line method over the remaining estimated economic life of the product. At each balance sheet date, the Company evaluates on a product-by-product basis the unamortized capitalized cost of computer software compared to the net realizable value of that product. The amount by which the unamortized capitalized costs of a computer software product exceed its net realizable value is written off (see Note 7).

         NON-COMPETE AGREEMENTS - Non-compete agreements represent agreements to retain key employees of acquired subsidiaries for a certain period of time and prohibit those employees from competing with the Company within a stated period of time after terminating employment with the Company. The amounts incurred are capitalized and amortized over the life of the agreements, generally ranging from two to six years.

         IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF
         - The Company evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets or intangibles may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets (see Notes 4, 7, 8 and 9). Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

         REVENUE RECOGNITION - The Company recognizes revenues in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 97-2, "Software Revenue Recognition." The Company licenses its software products under nonexclusive, nontransferable license agreements. For software arrangements that require significant production, modification or customization, the entire arrangement is accounted for in conformity with Accounting Research Bulletin No. 45, "Long-term Construction-Type Contracts", using the relevant guidance Statement of Position 81-1, "Accounting for Performance of Construction-Type Contracts and Certain Production-Type Contracts". For those arrangements that do not require significant production, modification or customization, revenue is recognized when a license agreement has been signed, delivery of the software product has occurred, the related fee is fixed or determinable and collectibility is probable. The Company also licenses non-software training products under nonexclusive, nontransferable licenses. Revenue related to such license agreements is recognized ratably over the license agreement, or at such time that no further obligation to the customer exists. Professional services are billed on an hourly basis and revenue is recognized as the work is performed.

         In December 1999, SEC Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements" was issued. SAB 101 provides the SEC staff's views in applying generally accepted accounting principles to selected revenue recognition issues, including software revenue recognition. There was no impact on the financial statements as a result of the adoption of SAB 101. Therefore, no adjustment was recorded.

         In November 2001, the Financial Accounting Standards Board ("FASB") issued a Staff Announcement Topic D-103 ("Topic D-103"), "Income Statement Characterization of Reimbursements Received for Out-of-Pocket Expenses Incurred". Topic D-103 establishes that reimbursements received for out-of-pocket expenses should be reported as revenue in the income statement. Currently, the Company classifies reimbursed out-of-pocket expenses as a reduction in cost of consulting services. The Company is required to adopt the guidance of Topic D-103 in the first quarter of fiscal year 2003 and its consolidated statements of operations for prior periods will be reclassified to conform to the new presentation. The adoption of Topic D-103 will result in an increase in reported net sales and cost of sales; however, it will not affect the net income or loss in any past or future periods.

         NET INCOME (LOSS) PER SHARE - As required by Statement of Financial Accounting Standards No. 128, "Earnings per Share," the Company has presented basic and diluted earnings per share amounts. Basic earnings per share is calculated based on the weighted-average number of shares outstanding during the year, while diluted earnings per share also gives effect to all potential dilutive common shares outstanding during the year such as stock options, warrants and contingently issuable shares.

         INCOME TAXES - The Company utilizes Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

         TRANSLATION OF FOREIGN CURRENCY - The financial position and results of operations of the Company's foreign subsidiaries are measured using local currency as the functional currency. Revenues and expenses of such subsidiaries have been translated into U.S. dollars at average exchange rates prevailing during the period. Assets and liabilities have been translated at the rates of exchange at the balance sheet date. Transaction gains and losses are deferred as a separate component of stockholders' equity, unless there is a sale or complete liquidation of the underlying foreign investments. Aggregate foreign currency transaction gains and losses are included in determining net earnings.

         ADVERTISING AND PROMOTIONAL EXPENSES - Advertising and promotional expenses are charged to expense as incurred and amounted to $38,000, $198,000 and $497,000 for the years ended March 31, 2002, 2001 and
         2000, respectively.

         COMPREHENSIVE INCOME - The Company utilizes Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities and are included as a component of stockholders' equity.

         STOCK-BASED COMPENSATION - As permitted under Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation", the Company accounts for costs of stock based compensation in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and accordingly, discloses the pro forma effect on net income (loss) and related per share amounts using the fair-value method defined in SFAS No. 123.

         In April 2000, the FASB issued FASB Interpretation (FIN) No. 44, "Accounting for Certain Transactions Involving Stock Compensation and Interpretation of APB No. 25," which is effective July 1, 2000 except for certain conclusions which cover specific events after either December 15, 1998 or January 12, 2000. FIN No. 44 clarifies the application of APB No. 25 related to modifications of stock options, changes in grantee status, and options issued on a business combination, among other things. The adoption of FIN No. 44 did not have a significant impact on the consolidated financial position or results of operations.

         CONCENTRATIONS - The Company maintains cash balances and short-term investments at several financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. As of March 31, 2002, the uninsured portion of these balances held at financial institutions aggregated to approximately $973,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

         For the fiscal years ended March 31, 2002, 2001 and 2000, sales to one customer accounted for 42%, 29% and 15%, respectively, of total consolidated net revenues. As of March 31, 2002 and 2001, the Company's trade receivables from this customer accounted for 40% and 26%, respectively, of total consolidated receivables. As of March 31, 2002, deferred revenues from this customer accounted for 48% of total consolidated deferred revenue.

         RECENT ACCOUNTING PRONOUNCEMENTS - In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations." SFAS 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The adoption of SFAS 141 did not have a significant impact on the Company's financial statements.

         In July 2001, the FASB issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001. SFAS 142 prohibits the amortization of goodwill and intangible assets with indefinite useful lives but requires that these assets be reviewed for impairment at least annually or on an interim basis if an event occurs or circumstances change that could indicate that their value has diminished or been impaired. Other intangible assets will continue to be amortized over their estimated useful lives. The Company evaluates the remaining useful lives of these intangibles on an annual basis to determine whether events or circumstances warrant a revision to the remaining period of amortization. Pursuant to SFAS 142, amortization of goodwill and assembled workforce intangible assets recorded in business combinations prior to June 30, 2001 ceased effective March 31, 2002. Goodwill resulting from business combinations completed after June 30, 2001 will not be amortized. The Company recorded amortization expense of approximately $2.2 million on goodwill during the fiscal year ended March 31, 2002. The Company currently estimates that application of the non-amortization provisions of SFAS 142 will reduce amortization expense and increase net income by approximately $2.2 million in fiscal 2003.

         The Company will test goodwill and intangible assets with indefinite lives for impairment during the fiscal year beginning April 1, 2002 and any resulting impairment charge will be reflected as a cumulative effect of a change in accounting principle. Under SFAS 142, the Company is required to screen goodwill for potential impairment by September 30, 2002 and measure the amount of impairment, if any, by March 31, 2003. Subsequent to March 31, 2002, the Company completed the transitional analysis of goodwill impairment required by the adoption of SFAS 142 in fiscal 2003, and the Company will record in the first quarter of fiscal 2003 an impairment of $627,000 as a cumulative effect of a change in accounting principles.

         In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143 ("SFAS 143"), "Accounting for Asset Retirement Obligations." This statement applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or the normal operation of long-lived assets, except for certain obligations of lessees. The adoption of SFAS No. 143 did not have a material impact on the Company's consolidated financial statements.

         In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS 144 supercedes SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS 144 applies to all long-lived assets (including discontinued operations) and consequently amends APB Opinion 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." SFAS 144 develops one accounting model for long-lived assets that are to be disposed of by sale. SFAS 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value cost to sell. Additionally SFAS 144 expands the scope of discontinued operations to include all components of an entity with operations that
         (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The accounting prescribed in SFAS 144 was applied in connection with the disposal of the Australian operations.

         In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 ("SFAS 145"), "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS No. 145 updates, clarifies, and simplifies existing accounting pronouncements. This statement rescinds SFAS No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB No. 30 will now be used to classify those gains and losses. SFAS No. 64 amended SFAS No. 4 and is no longer necessary as SFAS No. 4 has been rescinded. SFAS No. 44 has been rescinded as it is no longer necessary. SFAS No. 145 amends SFAS No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions to be accounted for in the same manner as sale-lease transactions. This statement also makes technical corrections to existing pronouncements. While those corrections are not substantive in nature, in some instances, they may change accounting practice. The Company does not expect adoption of SFAS No. 145 to have material impact, if any, on its financial position or results or operations.

2.       ACQUISITIONS

         MARKETPLACE SYSTEM CORPORATION - Effective March 16, 2000, Island Pacific acquired certain assets and liabilities of Marketplace System Corporation ("Marketplace"), a privately-held software development and consulting firm headquartered in Austin, Texas. The purchase price for the acquisition was $750,000 in cash and 93,023 shares of the Company's common stock with the fair value of $1 million at the date of acquisition. The acquisition has been accounted for as a purchase.

         The fair value of assets acquired and liabilities assumed were as follows (in thousands):

              Assets acquired, including goodwill                 $       1,621
              Liabilities assumed                                             -
              Common stock issued                                        (1,000)
              Liability for purchase consideration                         (500)
                                                                  --------------
                  Net cash paid for acquisition                   $         121
                                                                  ==============

3.       DISCONTINUED OPERATIONS

         The Company's Australian subsidiary maintained an AUS$1,000,000 (approximately US$510,000) line of credit facility with National Australia Bank Limited. The facility was secured by substantially all of the assets of the Australian subsidiary, and the Company has guaranteed all amounts owing on the facility. The facility became due in February of each year, but had renewed annually. In April 2001, the Company received a formal demand under the guarantee for the full AUS$971,000 (approximately US$495,000) then alleged by the bank to be due under the facility. Due to the declining performance of the Australian subsidiary, management decided in the third quarter of fiscal 2002 to sell certain assets of the Australian subsidiary to the former management of such subsidiary, and then cease Australian operations. Such sale was however subject to the approval of National Australia Bank, the subsidiary's secured lender. The bank did not approve the sale and the subsidiary ceased operations in February 2002. The bank caused a receiver to be appointed in February 2002 to sell substantially all of the assets of the Australian subsidiary and pursue collections on any outstanding receivables. The receiver proceeded to sell substantially all of the assets for $300,000 in May 2002 to the entity affiliated with former management, and is actively pursuing the collection of receivables. If the sale proceeds plus collections on receivables are insufficient to discharge the indebtedness to National Australia Bank, the Company may be called upon to pay the deficiency under its guarantee to the bank. The Company has accrued $187,000 as the maximum amount of our potential exposure. The receiver has also claimed that the Company is obligated to it for inter-company balances of $636,000, but the Company does not believe any amounts are owed to the receiver, who has not as of the date of this report acknowledged the monthly corporate overhead recovery fees and other amounts charged by us to the Australian subsidiary offsetting the amount claimed to be due.

         The disposal of the Australian subsidiary resulted in a loss of $3.2 million. The operating results of the Australian subsidiary are shown as discontinued operations with the prior period results restated. The operating results reflected in loss from discontinued operations are summarized as follows (in thousands):

                                                                           Year ended March 31,
                                                                   2002             2001            2000
                                                                   ----             ----            ----
                  Net sales                                      $  2,363        $  4,959        $  9,462
                  Income (loss) before taxes                     $ (1,056)       $ (4,580)       $    882
                  Provision (benefit) for income taxes                332            (833)              2
                  Net income (loss)                              $ (1,388)       $ (3,746)       $    880

                  Net income (loss) per share of common stock    $  (0.04)       $  (0.11)       $   0.03

         Net assets from discontinued operations at March 31, 2001 consisted of the following (in thousands):

                 Net assets available for sale                   $  1,595
                 Current assets                                     1,102
                 Line of credit                                      (485)
                 Current liabilities                                 (771)
                                                                 ---------
                                                                 $  1,441
                                                                 =========

4.       ASSET IMPAIRMENT CHARGES

         In the fiscal year ended March 31, 2001, the Company evaluated the recoverability of the long-lived assets in accordance with the evaluation of its long-lived assets as described in Note 1. In determining the amount of impairment, the Company compared the net book value of the long-lived assets associated with the Australian operations, primarily consisting of recorded goodwill and software intangibles, to their estimated fair values. Fair values were estimated based on anticipated future cash flows of the Company's operations consistent with the assets' remaining useful lives. The anticipated future cash flows were then discounted at 13%, which approximates the Company's interest rate on its amended and restated loan agreement in fiscal year ended March 31, 2001. Accordingly, the Company recorded impairment of goodwill of $2.3 million and capitalized software of $6.6 million in the fiscal year ended March 31, 2001.

         The Company also recorded an impairment charge to its note receivable in the fiscal year ended March 31, 2001 (See Note 5.).

         Subsequent to March 31, 2002, the Company completed the transitional analysis of intangible asset impairment required by the adoption of Statement of Financial Accounting Standards No. 147 in fiscal 2003, and the Company will record in the first quarter of fiscal 2003 impairments of $627,000, $1,182,000 and $161,000 to goodwill, capitalized software and non-compete agreements, respectively, as a cumulative effect of a change in accounting principles.

5.       NOTE RECEIVABLE

         In connection with the sale of its United Kingdom subsidiary, IBIS Systems Limited ("IBIS") to Kielduff Investments Limited ("Kielduff") in the fourth quarter of fiscal 1999, the Company recorded a note receivable (the "Note") of $13.6 million. The Note bore interest at 2% over the base prime rate for United States dollar deposits quoted by the Hong Kong Shanghai British Columbia Bank plc, and principal and interest were originally due October 1, 1999. In September 1999, the Note was extended to February 15, 2000 to allow Kielduff sufficient time to complete a combination of several companies under a common name, Integrity Software, Inc. ("Integrity"), and register this newly formed entity for trading on a United States exchange. The Note was further extended to November 15, 2000 to accommodate the registration and underwriting process related to Integrity. In September 2000, the Company discontinued accruing interest on the Note. The Note was secured by approximately 11% of the outstanding shares of Integrity. The Company also had the right to convert all sums due from Kielduff into shares of Integrity at its option. The Company did not exercise its option to convert any amount of the Note into shares of Integrity. Kielduff did not pay the Note on the November 15, 2000 due date. Given the Company's lack of ability to enforce collection on the due date, the Company classified the Note as long term. The Company engaged Business Valuation Services, Inc. ("BVS") to perform an analysis of the fair value of the Note's underlying collateral at each quarter during fiscal year 2001. After consideration of the BVS reports and other relevant data, the Company concluded that the fair value of the collateral underlying the Note was impaired. Thus, during the fiscal year ended March 31, 2001, the Company recorded an impairment of $7.6 million. The carrying value of the Note at March 31, 2001 was $7.0 million.

         Effective January 1, 2002, the Company transferred the Note to Softline Limited ("Softline"), a major stockholder, in connection with an integrated series of transactions with Softline (see Notes 10 and 13). The transactions with Softline were as follows:

                  1. The Company transferred to Softline the note received in connection with the sale of IBIS.
                  2. The Company issued to Softline 141,000 shares of newly-designated Series A Convertible Preferred Stock ("Series A Preferred").
                  3. In consideration of the above, Softline released the Company from its obligations related to the note and financing costs payable due to Softline. Softline also surrendered 10,700,000 shares of the Company's common stock held by Softline.

         No gain or loss was recognized in connection with the disposition of the Note or the other components of the transactions.

6.       PROPERTY AND EQUIPMENT

         Property and equipment at March 31, 2002 and 2001 consisted of the following (in thousands):

                                                                                 2002             2001
                                                                           --------------    --------------
              Computer equipment and purchased software                    $       2,299     $       2,451
              Furniture and fixtures                                                 473               492
              Leasehold improvements                                                 400               338
                                                                           --------------    --------------
                                                                                   3,172             3,281
              Less accumulated depreciation and amortization                       2,531             2,305
                                                                           --------------    --------------
                  Total                                                    $         641     $         976
                                                                           ==============    ==============

         Depreciation and amortization expense from continuing operations for the fiscal years ended March 31, 2002, 2001 and 2000 was $520,000, $698,000 and $414,000, respectively. Depreciation and amortization expense from discontinued operations for the fiscal years ended March 31, 2002, 2001 and 2000 was $46,000, $173,000 and $241,000,
         respectively.

7.       CAPITALIZED SOFTWARE

         Capitalized software at March 31, 2002 and 2001 consisted of the following (in thousands):

                                                     2002             2001
                                               --------------    --------------

              Software                         $      28,128     $      27,873
              Less accumulated amortization           10,516             7,799
                                               --------------    --------------
              Total                            $      17,612     $      20,074
                                               ==============    ==============

         Amortization expense from continuing operations for the fiscal years ended March 31, 2002, 2001 and 2000 was $2.9 million, $3.4 million and $2.8 million, respectively. Amortization expense from discontinued operations for the fiscal years ended March 31, 2002, 2001 and 2001 was $300,000, $751,000 and $451,000, respectively. The Company recorded an impairment of $6.6 million to the capitalized software associated with its discontinued Australian subsidiary at 2001 (see Note 4).

8.       GOODWILL

         In evaluating the economic benefit and useful lives of goodwill obtained in connection with the Company's acquisition of Divergent Technologies Pty. Ltd., Chapman Computers Pty. Ltd., Applied Retail Solutions, Inc. and Island Pacific Systems Corporation, management determined that the period of amortization should be revised from twenty years to ten years effective April 1, 1999. Accordingly, the unamortized cost of such assets at April 1, 1999 have been allocated to the reduced number of remaining periods in the revised useful life.

         Goodwill at March 31, 2002 and 2001 consisted of the following (in thousands):

                                                      2002            2001
                                                --------------   --------------

              Cost                              $      21,915    $      21,914
              Less accumulated amortization             6,493            4,272
                                                --------------   --------------
              Total                             $      15,422    $      17,642
                                                ==============   ==============

         The amortization expense for twelve months ended March 31, 2002, 2001 and 2000 was $2.2 million, $2.6 million, and $2.4 million, respectively. The Company recorded an impairment to the goodwill associated with its discontinued Australian subsidiary of approximately $2.3 million at March 31, 2001 (see Note 4).

9.       NON-COMPETE AGREEMENTS

         Non-compete agreements as of March 31, 2002 and 2001 are as follows (in thousands):

                                                      2002             2001
                                                --------------    --------------

              Cost                              $       6,986     $       6,986
              Less accumulated amortization             4,484             3,372
                                                --------------    --------------
              Total                                     2,502             3,614

              Current portion                             917             1,017
                                                --------------    --------------
              Long-term portion                 $       1,585     $       2,597
                                                ==============    ==============

         The amortization expense for the twelve months ended March 31, 2002, 2001 and 2000 was $1.1 million , $1.6 million and $1.5 million, respectively.

10.      TERM LOANS

         TERM LOANS DUE TO BANK

         The Company's term loans at March 31, 2002 and 2001 consist of the following (in thousands):

                                                                  2002             2001
                                                            --------------    --------------
              Term loans payable to bank                    $       6,907     $       7,325
              Less term loans payable to bank classified
                  as long-term as discussed below                   6,472             7,325
                                                            --------------    --------------
              Current portion of term loans                 $         435     $           -
                                                            ==============    ==============

         In June 1999, the Company obtained two term loans from Union Bank of California, N.A. (the "Bank") in the aggregate amount of $18.5 million as partial funding for the acquisition of Island Pacific Systems Corporation. During the first quarter of fiscal 2001, the Company agreed to consolidate the approximately $14.75 million balance of the two loans into a single term loan, and to extend the maturity date of the renegotiated loan to August 1, 2000. The Company also agreed to reduce the outstanding principal amount by $10 million. During the second quarter of fiscal 2001, Softline loaned the Company $10 million for the purpose of making this $10 million principal reduction. The Company then refinanced the $4.75 million balance due on the term loan. Under the terms of this arrangement, the Company was required beginning August 1, 2000 to pay interest on the outstanding balance at the rate of 5% over the Bank's prime rate, increasing to 6.25% over the Bank's prime rate after December 31, 2000. The Company was also required to pay $200,000 per month toward reduction of principal, and to pay as further reduction of principal one half of amounts received from a $1.75 million contract receivable, any amounts received from sale of shares of Integrity Software, Inc. which secure a related note receivable (see Note 4), and any amounts received from the issuance of debt or equity securities other than stock option exercises. The Company's $3 million revolving line of credit with the Bank also became subject to the terms of this agreement. The entire amount of indebtedness was due April 1, 2001.

         During the third quarter of fiscal 2001, the Bank agreed to waive the required $200,000 monthly principal payments and to allow the Company to pay a reduced monthly interest rate of 2% over prime, with the balance of the contractual interest accruing and payable upon maturity. The Bank also agreed to permit the Company to apply up to $2.5 million in private placement proceeds (see Note 12) and the full $100,000 paid on the contract receivable during the third quarter of the fiscal year toward working capital instead of reduction of principal. The Company also agreed to terminate the revolving line of credit arrangement, which as of December 31, 2000, was fully drawn, and to a restriction on payments toward subordinated loan obligations until the Bank obligations are discharged. The restriction did not apply to the repayment of amounts due to a subsidiary of Softline (see Note 17).

         The entire amount owed to the Bank is secured by the Company's assets, 10,700,000 shares of the Company's common stock and stock of its U.S. retail and training products subsidiaries. The loan is subject to certain financial covenants and contains limitations on acquisitions, investments and other borrowings.

         Effective June 28, 2001, the term loan was amended and restated. Under the restated term loan agreement, the Bank extended the maturity date to May 1, 2002. The restated agreement also provided for the Company, at its option, to receive a further extension of six months (i.e., until November 1, 2002), subject to certain conditions. Interest on the term loan accrues and is payable monthly at a rate per annum equal to the Bank's reference rate plus five percentage points. The restated agreement includes affirmative covenants regarding the Company maintaining and obtaining certain financial ratios. The Company was required to make monthly principal payments of $50,000 starting October 1, 2001.

         On March 18, 2001, the loan agreement was amended to release certain collateral from the pledge to the Bank, and to instead pledge to the Bank 10,700,000 shares of the Company's common stock surrendered by

         Softline in the related recapitalization transactions with Softline described in Notes 5, 10 and 13. The release collateral consisted of shares of capital stock of our Australian subsidiary, and the IBIS note and related shares of Integrity Software.

         On May 21, 2002, the Bank further amended the loan agreement to extend the maturity date to May 1, 2003 and to revise other terms and conditions. We agreed to pay to the Bank $100,000 as a loan extension fee, payable in four monthly installments of $25,000 each commencing on June 30, 2002. If we fail to pay any installment when due, the loan extension fee increases to $200,000, and the monthly payments increase accordingly. We also agreed to pay all overdue interest and principal by June 30, 2002, and to pay monthly installments of $24,000 commencing on June 30, 2002 and ending April 30, 2003 for the Bank's legal fees.

         The Company was not able to make the payments required in June 2002. The Company was also out of compliance with certain financial covenants as of June 28, 2002. Effective July 15, 2002, the Bank further amended the restated term loan agreement, and waived the then existing defaults. Under this third amendment to the restated agreement, the Bank agreed to waive the application of the additional 2% interest rate for late payments of principal and interest, and to waive the additional $100,000 refinance fee required by the second amendment. The Bank also agreed to convert $361,000 in accrued and unpaid interest and fees to term loan principal, and the Company executed a new term note in total principal amount of $7.2 million. The Company is required to make a principal payment of $35,000 on October 15, 2002, principal payments of $50,000 on each of November 15, 2002 and December 15, 2002, and consecutive monthly principal payments of $100,000 each on the 15th day of each month thereafter through August 15, 2003. The entire amount of principal and accrued interest is due August 31, 2003. The Bank also agreed to eliminate certain financial covenants and to ease others, and the Company is in compliance with the revised covenants.

         The Company also agreed to issue a contingent warrant to an affiliate of the Bank to purchase up to 4.99% of the number of outstanding shares of common stock on January 2, 2003 for $0.01 per share. The warrant will be issued and exercisable for shares equal to 1% of the outstanding common stock on January 2, 2003, and will become exercisable for shares equal to an additional 0.5% of the outstanding common stock on the first day each month thereafter, until it is exercisable for the full 4.99% of the outstanding common stock. The warrant will not become exercisable to the extent that the Company discharged in full the Bank indebtedness prior to a vesting date. Accordingly, the warrant will not become exercisable for any shares if the Company discharges its bank indebtedness in full prior to January 2, 2003; and if the warrant does become partially exercisable on such date, it will cease further vesting as of the date the Company discharges in full the bank indebtedness.

         SUBORDINATED TERM LOAN DUE TO STOCKHOLDER

         During the second quarter of fiscal 2001, Softline loaned the Company $10 million for the purpose of making a $10 million principal reduction on the Bank term loan. This loan was unsecured and was subordinated to the term loan. The loan bore interest at 14% per annum, payable monthly, and had a stated due date of August 1, 2001. The Company did not pay monthly interest and had accrued $1.0 million interest as of March 31, 2001. There were no financial covenants or restrictions related to the Softline loan. Effective June 30, 2001, the terms of the loan with Softline were amended. Included in the amendment was an extension of the maturity date to November 1, 2002.

         The Company agreed to reimburse Softline for costs associated with this loan in the amount of $326,000, which was fully accrued for as of March 31, 2001. These costs were to be amortized over the initial 13 month life of the loan.

         Effective January 1, 2002, the Company entered into an integrated series of transactions with Softline where Softline agreed to release the Company's obligations relating to this loan, including the $326,000 refinancing costs. As a result, the Company recorded a reduction of refinancing cost equal to the $224,000 previously amortized. For further discussion of the transactions with Softline, see Notes 5 and 13.

         During the fiscal year ended March 31, 2001, the Company borrowed $0.6 million from a subsidiary of Softline on a short-term basis (see Note
         16).

         Interest expense included interest due to Softline and its subsidiary for the fiscal years ended March 31, 2002, 2001 and 2000 of $1.3 million, $1.0 million and $0, respectively. Interest expense for the fiscal years ended March 31, 2002, 2001 and 2000 also included interest due to other stockholders in the amount of $56,000, $130,000 and $31,000, respectively.

11.      CONVERTIBLE NOTES

         CONVERTIBLE NOTES DUE TO STOCKHOLDERS

         In May and June 2001, the Company entered into Subscription Agreements with a limited number of accredited investors related to existing stockholders for gross proceeds of $1.3 million. Each unit consisted of a convertible promissory note and warrants to purchase 250 shares of the Company's common stock for each $1,000 borrowed by the Company. The holders of the notes had the option to convert the unpaid principal and interest at any time at a conversion price of $1.35. The notes matured on August 30, 2001 and earned interest at 12% per annum to be paid at maturity. The notes were not paid or converted at March 31, 2002.

         The interest rate increased to 17% per annum on August 30, 2001 as a result of the non-payment on the maturity date. As of March 31, 2002, the balance of these convertible notes is $1.4 million, including $171,000 in accrued interest.

         In accordance with generally accepted accounting principles, the difference between the conversion price of $1.35 and the Company's stock price on the date of issuance of the notes is considered to be interest expense. It is recognized in the statement of operations during the period from the issuance of the debt to the time at which the debt first becomes convertible. The Company recognized interest expense of $191,000 in the accompanying statement of operations for the fiscal year ended March 31, 2002.

         Each warrant entitled the holder to purchase one share of the Company's common stock at an exercise price of $1.50. The warrants were to expire three years from the date of issuance. The Company allocates the proceeds received from debt or convertible debt with detachable warrants using the relative fair value of the individual elements at the time of issuance. The amount allocated to the warrants was determined to be $247,000 and is included in interest expense in the accompanying statement of operations for the year ended March 31, 2002. Interest expense for the fiscal year ended March 31, 2002 was $609,000.

         Subsequent to March 31, 2002, the Company agreed to amend the terms of the notes and warrants issued to these investors. The investors agreed to replace the existing notes with new notes having a maturity date of September 30, 2003. The interest rate on the new notes was reduced to 8% per annum, increasing to 13% in the event of a default in payment of principal or interest. The Company is required to pay accrued interest on the new notes calculated from July 19, 2002, in quarterly installments beginning September 30, 2002. The investors agreed to reduce accrued interest and late charges on the original notes by up to $85,000, and to accept the reduced amount in shares of the Company's common stock valued at the average closing price of the shares on the American Stock Exchange for the 10 trading days prior to July 19, 2002. The new notes are convertible at the option of the holders into shares of the Company's common stock valued at $0.60 per share.

         The Company also agreed that the warrants previously issued to the investors to purchase an aggregate of 3,033,085 shares of common stock at exercise prices ranging from $0.85 to $1.50, and expiring on various dates between December 2002 and June 2004, would be replaced by new warrants to purchase an aggregate of 1,600,000 shares at $0.60 per share, expiring July 19, 2007. The Company also agreed to file a registration statement with the Securities and Exchange Commission for the resale of all shares held by or obtainable by these investors. In the event such registration statement is not declared effective within 120 days after July 19, 2002, the Company will be obligated to issue five-year penalty warrants for the purchase of 5% of the total number of registrable securities at an exercise price of $0.60 per share. The Company will be obligated to issue additional penalty warrants for each 30 day period after such date in which the registration statement is not effective. No further penalty warrants will accrue from the original registration obligation to these investors (see Note 13).

         CONVERTIBLE NOTE DUE TO MAJOR CUSTOMER

         Subsequent to March 31, 2002, Toys agreed to invest $1.3 million for the purchase of a non-recourse convertible note and a warrant to purchase 2,500,000 shares of common stock. In connection with this transaction, Toys signed a two-year software development and services agreement (the "Development Agreement") that expires in February 2004. The purchase price is payable in installments through September 27, 2002. The note is non-interest bearing, and the face amount is payable in shares of common stock valued at $0.553 per share. The note is due May 29, 2009, or if earlier than that date, three years after the completion of the development project contemplated in the Development Agreement. The Company does not have the right to prepay the convertible note before the due date, but upon the due date, the Company may at its option pay the principal amount in cash rather than shares of common stock to the extent Toys did not earlier convert the note to shares of common stock. The face amount of the note is 16% of the $1.3 million purchase price as of May 29, 2002, and increases by 4% of the $1.3 million purchase price on the last day of each succeeding month, until February 28, 2004, when the face amount is the full $1.3 million purchase price. The face amount will cease to increase if Toys terminates the Development Agreement for a reason other than the Company's breach. The face amount will be zero if the Company terminates the Development Agreement due to an uncured breach by Toys of the Development Agreement.

         The warrant entitles Toys to purchase up to 2,500,000 of shares of our common stock at $0.553 per share. The warrant is initially vested as to 400,000 shares as of May 29, 2002, and vests at the rate of 100,000 shares per month until February 28, 2004. The warrant will cease to vest if Toys terminates the Development Agreement for a reason other than the Company's breach. The warrant will become entirely non-exercisable if the Company terminates the Development Agreement due to an uncured breach by Toys of the Development Agreement. Toys may elect a "cashless exercise" where a portion of the warrant is surrendered to pay the exercise price.

         The note conversion price and the warrant exercise price are each subject to a 10% reduction in the event of an uncured breach by the Company of certain covenants to Toys. These covenants do not include financial covenants. Conversion of the note and exercise of the warrant each require 75 days advance notice. The Company also granted Toys certain registration rights for the shares of common stock into which the note is convertible and the warrant is exercisable.

12.      COMMITMENTS AND CONTINGENCIES

         OPERATING LEASES - The Company leases office space and various automobiles under non-cancelable operating leases that expire at various dates through the year 2006. Certain leases contain renewal options. Future annual minimum lease payments for non-cancelable operating leases at March 31, 2002 are summarized as follows (in thousands):

              YEAR ENDING MARCH 31:
              2003                                            $         753
              2004                                                      724
              2005                                                      704
              2006                                                      192
              2007                                                        7
                                                              --------------
                                                              $       2,380
                                                              ==============

         Rent expense was $1.2 million, $1.5 million and $1.3 million for the fiscal years ended March 31, 2002, 2001 and 2000, respectively.

         EMPLOYEE BENEFIT PLAN - Effective January 1, 1999, the Company adopted a defined contribution plan under Section 401(k) of the Internal Revenue Code covering all eligible employees employed in the United States ("401(k) Plan"). Eligible participants may contribute up to $10,000 or 20% of their total compensation, whichever is lower. The Company matched 50% of the employee's contributions, up to 3% of the employee's total compensation, and may make discretionary contributions to the plan. Participants will be immediately vested in their personal contributions and over a six year graded schedule for amounts contributed by the Company. Effective, July 1, 2000, the Company amended the 401(k) Plan to for the following items: (a) Company matching contribution equal to 50% of the employee's contributions, up to 6% of the employee's total compensation and (b) eligible participants may defer up to $10,500 or 18% of their total compensation, whichever is lower. Effective January 1, 2002, the Company ceased matching contributions. The Company made matching contributions to the 401(k) Plan of approximately $125,000, $359,000 and $192,000 in the fiscal years ended March 31, 2002, 2001 and 2000, respectively.

         LITIGATION -In April of 2002, the Company's former CEO, Thomas Dorosewicz, filed a demand with the California Labor Commissioner for $256,250 in severance benefits allegedly due under a disputed employment agreement, plus attorney's fees and costs. On June 18, 2002, the Company filed an action against Mr. Dorosewicz and an entity affiliated with him in San Diego Superior Court, Case No. GIC790833, alleging fraud and other causes of action relating to transactions Mr. Dorosewicz caused the Company to enter into with his affiliates and related parties without proper board approval. The Company expects one or more cross-claims from Mr. Dorosewicz in that action. The Company does not believe it has any obligation to pay the severance benefits alleged by Mr. Dorosewicz to be due, and it intends to vigorously pursue its causes of action against Mr. Dorosewicz. The Company cannot at this time predict what will be the outcome of these matters, as discovery has not yet commenced in either action.

13.      PREFERRED STOCK, COMMON STOCK, TREASURY STOCK, STOCK OPTIONS AND
         WARRANTS

         PRIVATE PLACEMENTS - In March 2000, the Company received $2.9 million from the sale of common stock to an investor. The Company agreed to register the shares with the Securities and Exchange Commission ("SEC"). The shares carried a "repricing right" which entitled the investor to receive additional shares upon the occurrence of certain events. In October 2000, the Company issued 375,043 shares in satisfaction of the repricing right.

         In October 2000, the SEC declared effective the registration statement. The Company became obligated to pay to the investor liquidated damages for late effectiveness of the registration statement in the amount of $286,000. The investor agreed in March 2001 to accept 286,000 shares of common stock in satisfaction of the liquidated damages and agreed to purchase an additional 214,000 shares of common stock for $214,000. In connection with this agreement, the Company issued the investor a two-year warrant to purchase up to 107,000 shares of common stock at $1.50 per share. The Company may call the warrants for $0.001 per share upon the occurrence of certain events. The investor will have thirty days after the call to exercise the warrant, after which time the warrant will expire.

         The Company agreed to register all of the shares sold in March 2001, and those that it may sell under the warrant, with the SEC. The Company became obligated to pay to the investor liquidated damages in the amount of $60,000. Subsequent to March 31, 2002, the investor agreed to accept 140,000 shares of common stock in satisfaction of the liquidated damages.

         In December 2000, the Company received $1.5 million from the sale of common stock and warrants to a limited number of accredited investors. As part of the same transaction, the investors purchased in January 2001 an additional $0.5 million of common stock and warrants, and two of the investors purchased in February 2001 an additional $0.5 million of common stock and warrants on the same terms and conditions. The Company issued a total of 2,941,176 shares of common stock and 1,470,590 warrants to purchase common stock at an exercise price of $1.50 as a result of the aforementioned transaction. The Company agreed to register the common shares purchased and the common shares issuable upon the exercise of warrants with the Securities and Exchange Commission. The Company filed a registration statement in January 2001 to register these shares, but it did not become effective. As of March 31, 2002, the Company has not registered these shares and has issued 1,029,410 penalty warrants with a strike price of $0.85 per share, with fair value of $711,000, as required under an agreement with the investors. The Company was obligated to issue to each investor a warrant for an additional 2.5% of the number of shares purchased by that investor in the private placement for each continuing 30-day period during which a registration statement is not effective. Subsequent to March 31, 2002, the Company and the investors agreed to revise the terms of the foregoing warrants, and to cease accruing penalty warrants (see Note 11).

         PREFERRED STOCK - The Series A Preferred has a stated value of $100 per share and is redeemed at the option of the Company any time prior to the maturity date of December 31, 2006 for 107% of the stated value and accrued and unpaid dividends. The shares are entitled to cumulative dividends of 7.2% per annum, payable semi-annually. At March 31, 2002, dividends in arrears amount to $254,000 or $1.80 per share. The holders may convert each share of Series A Preferred at any time into the number of shares of the Company's common stock determined by dividing the stated value plus all accrued and unpaid dividends, by a conversion price initially equal to $0.80. The conversion price will increase at an annual rate of 3.5% calculated on a semi-annual basis. The Series A Preferred is entitled upon liquidation to an amount equal to its stated value plus accrued and unpaid dividends in preference to any distributions to common stockholders. The Series A Preferred has no voting rights prior to conversion into common stock, except with respect to proposed impairments of the Series A Preferred rights and preferences, or as provided by law. The Company has the right of first refusal to purchase all but not less than all of any shares of Series A Preferred or shares of common stock received on conversion which the holder may propose to sell to a third party, upon the same price and terms as the proposed sale to a third party.

         COMMON STOCK - During fiscal year ended March 31, 2002, the Company issued the following:

                  o An aggregate of 573,845 shares of common stock for services rendered and severance payments totaling $490,000.

                  o 38,380 shares of common stock for investor relations services. The $31,000 value of these shares was recorded subsequent to year end when the services were performed.

                  o 644,715 shares of common stock totaling $485,000 which are to be returned as a result of early termination of investor relations service contracts. The value of these shares is recorded as a share receivable component of stockholders' equity.

         TREASURY STOCK - In November 1998, the Board of Directors authorized the Company to purchase up to 1,000,000 shares of the Company's common stock. As of March 31, 2001 and 2000, the Company had repurchased 444,641 shares of its common stock at a cost of $4.3 million. The purchased shares were canceled as of March 31, 2002.

         The Company received 10,700,000 shares of the Company's common stock valued at $8.6 million from Softline in connection with the transactions between the Company and Softline described in Notes 5, 10 and 13. These shares are pledged to the Bank as collateral for the term loans (see Note 10).

         STOCK OPTION PLAN - The Company adopted an incentive stock option plan during fiscal year 1990 (the "1989 Plan"). Options under this plan may be granted to employees and officers of the Company. There were initially 1,000,000 shares of common stock reserved for issuance under this plan. Effective April 1, 1998, the board of directors approved an amendment to the 1989 Plan increasing the number of shares of common stock authorized under the 1989 Plan to 1,500,000. The exercise price of the options is determined by the board of directors, but the exercise price may not be less than the fair market value of the common stock on the date of grant. Options vest immediately and expire between three to ten years from the date of grant. The 1989 Plan terminated in October 1999.

         On October 5, 1998, the board of directors and stockholders approved a new plan entitled the 1998 Incentive Stock Plan (the "1998 Plan"). The 1998 Plan authorizes 3,500,000 shares to be issued pursuant to incentive stock options, non-statutory options, stock bonuses, stock appreciation rights or stock purchases agreements. The options may be granted at a price not less than the fair market value of the common stock at the date of grant. The options generally become exercisable over periods ranging from zero to five years, commencing at the date of grant, and expire in one to ten years from the date of grant. The 1998 Plan terminates in October 2008. On August 18, 2000, the Board approved certain amendments to the 1998 Plan. On November 16, 2000, certain of the amendments were approved by the shareholders. These amendments: (a) increased number of shares authorized in the Plan from 3,500,000 to 4,000,000, (b) authorized an "automatic" annual increase in the number of shares reserved for issuance by an amount equal to the lesser of 2% of total number of shares outstanding on the last day of the fiscal year, 600,000 shares, or an amount approved by the Board of Directors, and (c) to limit the number of stock awards of any one participant under the 1998 Plan to 500,000 shares in any calendar year.

         The following summarizes the Company's stock option transactions under the stock option plans:

                                                                      WEIGHTED
                                                                       AVERAGE
                                                                      EXERCISE
                                                                      PRICE PER
                                                          OPTIONS       SHARE
                                                        -----------  -----------

                  Options outstanding, April 1, 1999     1,369,285   $   4.05
                      Exercised                           (190,075)  $   3.63
                      Granted                              730,150   $   7.87
                      Expired/canceled                    (119,100)  $   7.28
                                                        -----------

                  Options outstanding, March 31, 2000    1,790,260   $   5.44
                      Exercised                           (131,300)  $   6.24
                      Granted                            2,891,929   $   1.35
                      Expired/canceled                    (589,855)  $   4.88
                                                        -----------

                  Options outstanding, March 31, 2001    3,961,034   $   2.55
                      Granted                            2,117,300   $   0.89
                      Expired/canceled                  (1,592,445)  $   1.84
                                                        -----------

                  Options outstanding March 31, 2002     4,485,889   $   2.05
                                                        ===========

                  Exercisable, March 31, 2000            1,169,160   $   4.37
                                                        ===========

                  Exercisable, March 31, 2001              922,885   $   4.01
                                                        ===========

                  Exercisable, March 31, 2002            2,030,673   $   2.63
                                                        ===========

         In addition to options issued pursuant to the stock option plans described above, the Company issued additional options outside the plans to employees, consultants, and third parties. The following summarizes the Company's other stock option transactions:

                                                                      WEIGHTED
                                                                       AVERAGE
                                                                      EXERCISE
                                                                      PRICE PER
                                                          OPTIONS       SHARE
                                                        -----------  -----------
                  Options outstanding, April 1, 1999     5,388,700   $   1.95
                      Exercised                         (3,247,188)  $   1.92
                      Granted                               15,000   $   9.50
                                                        -----------

                  Options outstanding, March 31, 2000    2,156,512   $   2.02
                      Exercised                           (289,700)  $   1.82
                      Granted                              300,000   $   0.95
                      Expired/Canceled                    (800,000)  $   1.25
                                                        -----------

                  Options outstanding, March 31, 2001    1,366,812   $   2.28
                      Expired/Canceled                    (320,000)  $   1.08
                                                        -----------
                  Options outstanding, March 31, 2002    1,046,812   $   2.61
                                                        ===========

                  Exercisable, March 31, 2000            2,156,512   $   2.02
                                                        ===========

                  Exercisable, March 31, 2001            1,166,812   $   2.51
                                                        ===========

                  Exercisable, March 31, 2002            1,046,812   $   2.61
                                                        ===========

         During the fiscal years ended March 31, 2001 and 2000, the Company recognized compensation expense of $28,000 and $55,000, respectively, for stock options granted to non-employees for services provided to the Company.

         The following table summarizes information as of March 31, 2002 concerning currently outstanding and exercisable options:

                                            Options Outstanding                             Options Exercisable
                              --------------------------------------------------       -----------------------------
                                                  Weighted
                                                  Average              Weighted                             Weighted
                                                  Remaining            Average                              Average
             Range Of            Number           Contractual          Exercise           Number            Exercise
          Exercise Prices     Outstanding            Life               Price           Exercisable          Price
         ----------------     ------------       -------------       -----------        ------------        --------
                                                   (years)
         $0.50 -   1.75         4,020,664            8.28            $     1.15          1,720,728        $      1.13
         $1.76 -   4.00           631,812            5.32            $     2.45            631,812        $      2.45
         $4.01 -   7.00           464,575            4.06            $     5.36            444,575        $      5.32
         $7.01 -  11.75           415,650            4.25            $     7.83            280,370        $      7.87
                              --------------------------------------------------        ------------------------------

                                5,532,701            7.28            $     2.16          3,077,485        $      2.62
                              ==================================================        ==============================

         The Company has adopted the disclosure-only provision of SFAS No. 123. The following pro forma information presents net income and basic and diluted earnings per share as if compensation expense had been recognized for stock options granted in the fiscal years ended March 31, 2002, 2001 and 2000, as determined under the fair value method prescribed by SFAS No. 123 (in thousands, except per share amounts):

                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                            MARCH 31,       MARCH 31,       MARCH 31,
                                                              2002            2001            2000
                                                          ------------    ------------    ------------
              Net loss:
                  As reported                             $   (14,658)    $   (28,945)    $    (4,054)
                  Pro forma                               $   (15,963)    $   (29,408)    $    (5,305)
              Basic and diluted loss per share:
                  As reported                             $     (0.41)    $     (0.83)    $     (0.12)
                  Pro forma                               $     (0.45)    $     (0.85)    $     (0.16)

              Weighted average assumptions:
                  Dividend yield                                 None            None            None
                  Volatility                                      77%            140%             49%
                  Risk free interest rate                        3.9%            5.8%            5.8%
                  Expected life of options                   4 years        10 years       1-4 years

         For options granted during the year ended March 31, 2002 where the exercise price was greater than the stock price at the date of grant, the weighted-average fair value of such options was $0.46, and the weighted-average exercise price of such options was $0.89. For options granted during the year ended March 31, 2002 where the exercise price was equal to the stock price at the date of grant, the weighted average fair value of such options was $0.53, and the weighted-average exercise price of such options was $0.89. No options granted during the year ended March 31, 2002 where the exercise price was less than the stock price at the date of grant.

         WARRANTS - At March 31, 2002 and 2001, the Company had outstanding warrants to purchase 4,040,168 and 1,614,925 shares of common stock, respectively, at exercise prices ranging from $0.79 to $7.00 per share. The lives of the warrants range from two to five years from the grant date. During the fiscal year ended March 31, 2002, the Company recognized compensation expense of $579,000 for warrants granted to non-employees for services provided to the Company. Subsequent to March 31, 2002, the Company agreed to replace warrants to purchase an aggregate of 3,033,085 shares of common stock at exercise prices ranging from $0.85 to $1.50, and expiring on various dates between December 2002 and June 2004, with new warrants to purchase an aggregate of 1,600,000 shares of common stock at $0.60 per share, expiring July 17, 2007 (see Note 11).

14.      INCOME TAXES

         The provision (benefit) for income taxes consisted of the following components (in thousands):

                                                            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                             MARCH 31,           MARCH 31,           MARCH 31,
                                                               2002                2001                2000
                                                          ---------------    ----------------    ---------------
              Current:
                  Federal                                 $           39     $        (1,261)    $          681
                  State                                                -                  45                103
                  Foreign                                              -                                  1,048
                                                          ---------------    ----------------    ---------------
              Total                                                   39              (1,216)             1,832
                                                          ---------------    ----------------    ---------------

              Deferred:
                  Federal                                              -              (3,523)            (3,325)
                  State                                                -                (774)               261
                  Foreign                                              -                 (99)            (1,180)
                                                          ---------------    ----------------    ---------------
              Total                                                   39              (4,396)            (4,244)
                                                          ---------------    ----------------    ---------------

              Provision (benefit) for income taxes        $           39     $        (5,612)    $       (2,412)
                                                          ===============    ================    ===============

         Significant components of the Company's deferred tax assets and liabilities at March 31, 2002 and 2001 are as follows (in thousands):

                                                                                       MARCH 31,
                                                                           --------------------------------
                                                                                 2002             2001
                                                                           --------------    --------------
              Current deferred tax assets/(liabilities):
                  State taxes                                              $           -     $           1
                  Accrued expenses                                                 1,107               728
                  Related party interest                                             852               511
                  Prepaid services                                                   284                 -
                  Warrants for services                                              344                 -
                  Allowance for bad debts                                            191                99
                                                                           --------------    --------------

              Net current deferred tax assets                                      2,778             1,339
                                                                           --------------    --------------

              Non-current deferred tax assets/(liabilities):
                  Research and expenditure credits                                     -             1,656
                  Net operating loss                                              11,040             3,994
                  Fixed assets                                                         -               117
                  Other credits                                                        -               123
                  Deferred rent                                                       82                82
                  Accrued expenses                                                    84             3,567
                                                                           --------------    --------------

              Total non-current deferred tax assets                               11,206             9,539

              Intangible assets                                                   (9,908)           (5,678)
              Accumulated capitalized research and development costs                (749)             (749)
              Other                                                                  (17)             (227)
                                                                           --------------    --------------

              Total non-current deferred tax liability                           (10,674)           (6,654)
                                                                           --------------    --------------

              Net non-current deferred tax asset/(liability)                       3,310             2,885
                                                                           --------------    --------------

              Valuation allowance                                                 (3,310)           (2,885)
                                                                           --------------    --------------

              Net deferred tax liability                                   $           -     $           -
                                                                           ==============    ==============

         The difference between the actual provision (benefit) and the amount computed at the statutory United States federal income tax rate of 34% for the fiscal years ended March 31, 2002, 2001 and 2000 is attributable to the following:

                                                               YEAR                YEAR                YEAR
                                                               ENDED               ENDED               ENDED
                                                             MARCH 31,           MARCH 31,           MARCH 31,
                                                               2002                2001                2000
                                                          ---------------    ----------------    ---------------
         Provision (benefit) computed at statutory rate          (34.0)%             (34.0)%             (34.0)%
         Nondeductible goodwill                                    5.1                 4.8                12.8
         Change in valuation allowance                            20.4                 9.1
         Foreign income taxed at different rates                   9.7                 5.0                (4.7)
         Tax credits                                              (2.9)
         State income tax, net of federal tax benefit             (0.7)               (1.4)               (4.3)
         Other                                                     2.4                 0.3                (7.1)
                                                          ---------------    ----------------    ----------------

         Total provision (benefit) for income taxes                 (-)%             (16.2)%             (37.3)%
                                                          ===============    ================    ================

                                      F-27

         At March 31, 2002, the Company had Federal and California tax net operating loss carryforwards of approximately $29.4 million and $15.2 million, respectively. The Federal and California tax net operating loss carryforwards will begin expiring after 2008 and 2002, respectively.

         The Company also has Federal and California research and development tax credit carryforwards of approximately $960,000 and $696,000, respectively. The Federal credits will begin expiring after 2008. The California credits may be carried forward indefinitely.

15.      EARNINGS (LOSS) PER SHARE

         Earnings (loss) per share for the fiscal years ended March 31, 2002, 2001 and 2000, are as follows (in thousands, except share amounts and per share data):

                                                                  FISCAL YEAR ENDED MARCH 31, 2002
                                                              ---------------------------------------
                                                                 LOSS         SHARES       PER SHARE
                                                              (NUMERATOR)  (DENOMINATOR)     AMOUNT
                                                              -----------   -----------   -----------
                  Basic and diluted EPS:
                      Loss available to common stockholders   $  (14,658)   35,697,999    $    (0.41)
                                                              ===========   ===========   ===========


                                                                  FISCAL YEAR ENDED MARCH 31, 2001
                                                              ---------------------------------------
                                                                INCOME        SHARES       PER SHARE
                                                              (NUMERATOR)  (DENOMINATOR)     AMOUNT
                                                              -----------   -----------   -----------

                  Basic and diluted EPS:
                      Loss available to common stockholders   $  (28,945)   34,761,386    $    (0.83)
                                                              ===========   ===========   ===========


                                                                  FISCAL YEAR ENDED MARCH 31, 2000
                                                              ---------------------------------------
                                                                INCOME        SHARES       PER SHARE
                                                              (NUMERATOR)  (DENOMINATOR)     AMOUNT
                                                              -----------   -----------   -----------

                  Basic and Diluted EPS:
                      Loss available to common stockholders   $   (4,054)   32,458,902    $    (0.12)
                                                              ===========   ===========   ===========

         The following potential common shares have been excluded from the computation of diluted net loss per share for the periods presented because the effect would have been anti-dilutive:

                                                                               For the years ended March 31,
                                                                              2002         2001         2000
                                                                              ----         ----         ----
                  Options outstanding under the Company's
                      stock option plans                                    4,485,889    3,961,034    1,790,260
                  Options granted outside the Company's
                      stock option plans                                    1,046,812    1,366,812    2,156,212
                  Warrants issued in conjunction with private placements    2,944,499    1,602,590       25,000
                  Warrants issued for services rendered                     1,095,669       12,336
                  Convertible notes due to stockholders                     1,037,037
                  Series A Convertible Preferred Stock                     17,625,000

16.      RELATED PARTIES

         Included in other receivables at March 31, 2002 and 2001 are amounts due from officers and employees of the Company in the amount of $31,000 and $65,000, respectively.

         The office space for the Company's Sydney office was leased from a former officer of the Company. During the year ended March 31, 2000, the Company paid $163,000 in rent to this related party. The former officer was terminated in fiscal year ended March 31, 2001.

         The Company began occupying its current principal executive offices in July 2001. At that time, the premises were owned by an affiliate of the Company's then Chief Executive Officer. Monthly rent for these premises was set at $13,783. In April, 2002, the premises were sold to an entity unrelated to the former Chief Executive Officer. As of the date of this report, the Company is negotiating the terms of a written lease with the new owner.

         In November 2000, the Company borrowed $600,000 from a wholly-owned subsidiary of Softline to help meet operating expenses. This loan called for interest at 10% per annum, and was discharged in full in February 2001. Interest expense under this loan was $3,000 for the year ended March 31, 2001. In order to discharge the remaining balance of that loan while meeting other critical operational expenses, the Company borrowed $400,000 from Barry M. Schechter, the Company's Chairman. The Company borrowed an additional $164,000 from Mr. Schechter in March 2001, which funds were needed to meet operational requirements of our Australian subsidiary. The advances from Mr. Schechter bore interest at prime rate and were due on demand, subject to a limit on demand rights of $50,000 per payment. Interest expense under the loans from Mr. Schechter was $0 and $7,000 for the fiscal year ended March 31, 2002 and 2001, respectively. The loans were paid in full in June 2001.

         Included in demand loans due to stockholders totaling $618,000 and $1.3 million as of March 31, 2002 and 2001, respectively, was $122,000 and $552,000, respectively, owed to a stockholder who together with Barry M. Schechter and an irrevocable trust forms a beneficial ownership group. The original loan amounts totaling $2.3 million ($1.5 million of which was from the stockholder included in the group described above) were borrowed in June 1999 to fund the acquisition of Island Pacific Systems Corporation on April 1, 1999. Interest is calculated monthly at the current prime rate with no stated maturity date. Interest expense under these loans for the years ended March 31, 2002, 2001 and 2000 was $26,000, $74,000 and $80,000, respectively.

         The Company retains an entity affiliated with a director of the board to provide financial advisory services. During the years ended March 31, 2002, 2001 and 2000, the expenses for these services were $42,000, $112,000 and $36,000, respectively. The Company also incurred $19,000 and $25,000 in expenses to the same director for accounting services during the fiscal years ended March 31, 2002 and 2001, respectively. The Company borrowed $50,000 and $125,000 from another entity affiliated with this director in May 2001 and December 2001, respectively, to meet payroll expenses. The Company also borrowed $70,000 from this entity subsequent to March 31, 2002 for the same purpose. These amounts were repaid together with interest at the then-effective prime rate, promptly as revenues were received, and are paid in full as of the date of this report.

         Effective October 1, 1999, the Company sold its Triple-S Computers
         (Pty) Limited subsidiary ("Triple-S") to Softline. Triple-S developed and installed retail point of sale systems throughout Southern Africa. Softline transferred 78,241 shares of the Company's common stock valued at the October 1, 1999 closing price of $8.50 per share as consideration for the acquisition. The transfer of Triple-S was recorded at the Company's historical book basis and was not material to the operations of the Company.

17.      BUSINESS SEGMENTS AND GEOGRAPHIC DATA

         The Company classifies its operations into two lines of business, retail solutions and training products. As revenues, reported profit/(loss) and assets related to the Company's training products subsidiary are below the threshold established for segment reporting, the Company considers its business to consist of one reportable operating segment.

         The Company currently operates in the United States and the United Kingdom. In February 2002, the Australian subsidiary ceased operations after National Australian Bank, the subsidiary's secured lender, placed it in receivership (see Note 3). In the fiscal year ended March 31, 2000, the Company also had limited operations in South Africa. The following is a summary of local operations by geographic area (in thousands):

                                                            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                             MARCH 31,           MARCH 31,           MARCH 31,
                                                               2002                2001                2000
                                                          ---------------    ----------------    ---------------
              Net sales:
                           United States                  $       24,559     $        25,457     $       22,820
                           Australia (discontinued
                               operations)                         2,363               4,959              8,372
                           South Africa (discontinued
                             operations                                                                   1,090
                           United Kingdom                          2,550               2,256              3,832
                                                          ---------------    ----------------    ---------------
                                 Total net sales          $       29,472     $        32,672     $       36,114
                                                          ===============    ================    ===============

              Long-lived assets:
                           United States                  $       35,280     $        48,270     $       60,909
                           Australia (discontinued
                              operations)                                              1,370             11,471
                           South Africa                                                    -                  -
                           United Kingdom                             22                  59                 75
                                                          ---------------    ----------------    ---------------
                                 Total long-lived assets  $       35,302     $        49,699     $       72,455
                                                          ===============    ================    ===============

18.      SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

         MARCH 31, 2002                               JUNE 30        SEPT 30         DEC 31         MAR 31          TOTAL
         ------------------------------------------------------------------------------------------------------------------
         NET SALES                                  $   7,851       $  8,419      $    6,317      $   6,885     $   29,472
         GROSS PROFIT                                   4,376          5,195           3,795          4,918         18,284
         NET LOSS                                      (3,514)        (3,588)         (2,970)        (4,586)       (14,658)
         DILUTED LOSS PER SHARE                     $   (0.09)      $  (0.09)     $    (0.08)     $   (0.16)    $    (0.41)

         MARCH 31, 2001                               JUNE 30        SEPT 30         DEC 31         MAR 31          TOTAL
         ------------------------------------------------------------------------------------------------------------------

         NET SALES                                  $  11,000       $  7,993      $    7,737      $   5,942      $  32,672
         GROSS PROFIT                                   8,314          4,004           3,861          4,824         21,003
         NET INCOME (LOSS)                                546         (4,741)         (5,997)       (18,753)       (28,945)
         DILUTED (LOSS) PER SHARE                   $    0.02       $  (0.14)     $    (0.17)     $   (0.54)     $   (0.83)

         The summation of quarterly net income (loss) per share may not equate to the year-end calculation as quarterly calculations are performed on a discrete basis.

                                   APPENDIX I
                          SECURITIES PURCHASE AGREEMENT

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of March 31, 2003, among SVI Solutions, Inc., a Delaware corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each, including its successors and assigns, a "PURCHASER" and collectively the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debenture (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

                  "ACTUAL MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures, ignoring any conversion or exercise limits set forth therein, and assuming (i) any previously unconverted Debentures from the First Closing are held until the 26th month anniversary of their date of issuance and (ii) assuming the Second Closing occurs, any previously unconverted Debentures from the Second Closing are held until the 30th month anniversary the First Closing, or, if earlier, until maturity, and all interest thereon is paid in shares of Common Stock.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

                  "CAPITAL SHARES" means the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

                  "CAPITAL SHARES EQUIVALENTS" means any securities, rights or obligations that are convertible into or exchangeable for or give any right to subscribe for or purchase, directly or indirectly, any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase, directly or indirectly, Capital Shares or any such convertible or exchangeable securities.

                  "CLOSING" means the closing of the purchase and sale of the Securities pursuant to SECTION 2.1.

                  "CLOSING PRICE" means the average of the 10 VWAPs immediately prior to the date in question.

                  "CLOSINGS" means, collectively, the First Closing and the Second Closing.

                  "CLOSING DATES" means the dates of the First Closing and Second Closing.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, par value $0.0001 per share, and any securities into which such common stock shall hereinafter have been reclassified into.

                  "COMPANY COUNSEL" means Solomon, Ward, Seidenwurm & Smith,
         LLP.

                  "DEBENTURE" means, the 9% Convertible Debenture due, with respect to each Debenture issued in the First Closing, 26 months from its date of issuance, and with respect to each Debenture issued in the Second Closing, 30 months from the date of the First Closing, unless otherwise set forth therein, issued by the Company to the Purchasers hereunder, in the form of EXHIBIT A.

                  "DISCLOSURE SCHEDULES" shall have the meaning ascribed to such term in Section 3.1 hereof.

                  "EFFECTIVE DATE" means the date a Registration Statement is first declared effective by the Commission.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FIRST CLOSING" means the closing of the sale of the Securities pursuant to Section 2.1(a) hereof.

                  "FIRST CLOSING DATE" means the date of the First Closing, which shall occur concurrently with the retirement by the Company of all its outstanding obligations to Union Bank of California, N.A. or such other time and date as may be agreed to in writing by the Company and each Purchaser.

                  "FW" means Feldman Weinstein LLP with offices at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

                  "GAAP" shall have the meaning ascribed to such term in Section 3.1(h) hereof.

                  "LIENS" shall have the meaning ascribed to such term in
         Section 3.1(a) hereof.

                  "LOSSES" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys' fees.

                  "MATERIAL ADVERSE EFFECT" shall have the meaning assigned to such term in Section 3.1(b) hereof.

                  "MILESTONE DATE" means the first Trading Day immediately following a period of 15 consecutive Trading Days during which the VWAP for each such Trading Date is at least $1.75 (as appropriately adjusted for any stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement).

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PRINCIPAL MARKET" means initially the American Stock Exchange and shall also include the New York Stock Exchange, the NASDAQ Small-Cap Market or the NASDAQ National Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated the Closing Date, among the Company and the Purchasers, in the form of EXHIBIT B.

                  "REQUIRED APPROVALS" shall have the meaning ascribed to such term in Section 3.1(e) hereof.

                  "REQUIRED MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures, ignoring any conversion or exercise limits set forth therein, and assuming that (a) (i) any previously unconverted Debenture from the First Closing is held until the 26th month anniversary of its date of issuance and (ii) any previously unconverted Debenture from the Second Closing held until the 30th month anniversary of the First Closing, or, if earlier, until maturity, and all interest is paid in shares of Common Stock and (b) the VWAP at all times on and after the date of determination equals 50% of the actual VWAP on the Trading Day immediately prior to the date of determination.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC REPORTS" shall have the meaning ascribed to such term in
         Section 3.1(h) hereof.

                  "SECOND CLOSING" shall mean the closing of the sale of the Securities pursuant to Section 2.1(b) hereof.

                  "SECOND CLOSING DATE" shall mean the date of the Second Closing, which shall occur within 5 Trading Days of the Milestone Date.

                  "SECURITIES" means the Debentures, Warrants and the Underlying Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SET PRICE" shall have the meaning ascribed to such term in the Debentures.

                  "SHAREHOLDER APPROVAL" shall have the meaning ascribed to such term in Section 4(a)(ii)(B) of the Debenture.

                  "SUBSCRIPTION AMOUNT" means, (i) as to each Purchaser and the First Closing, the amount set forth below such Purchaser's signature block on the signature pages hereto and next to the heading "First Closing Subscription" in United States dollars and in immediately available funds, and (ii) as to each Purchaser and the Second Closing, the amount set forth below such Purchaser's signature block on the signature pages hereto and next to the heading "Second Closing Subscription" in United States dollars and in immediately available funds.

                  "SUBSIDIARY" means any subsidiary of the Company that is required to be listed in SCHEDULE 3.1(A).

                  "TRADING DAY" means any day during which the Principal Market shall be open for business.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Debentures, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of interest on the Debentures.

                  "UNDERLYING SHARES REGISTRATION STATEMENT" OR "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

                  "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time);
         (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the average of the most recent bid and ask price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Debentures then outstanding.

                  "WARRANTS" means collectively the Common Stock purchase warrants, in the form of EXHIBIT C delivered to the Purchasers at the Closing in accordance with Section 2.2 hereof.


                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Purchaser agrees to purchase, severally and not jointly, the Debentures as set forth next to the respective Purchaser's name on the signature pages hereto for an aggregate purchase price of up to $5,500,000.00 ("PURCHASE PRICE") in two Closings as follows:

                  (a) FIRST CLOSING. On the First Closing Date, each Purchaser shall purchase, severally and not jointly, the principal amount of Debentures equal to each Purchaser's Subscription Amount, amounting in the aggregate to $3,500,000 principal amount of Debentures and the Company shall sell each such principal amount of Debentures to each such Purchaser.

                  (b) SECOND CLOSING. On the Second Closing Date, each Purchaser shall purchase, severally and not jointly, the principal amount of Debentures equal to each Purchaser's Subscription Amount as to the Second Closing, amounting in the aggregate to $2,000,000 principal amount of Debentures and the Company shall sell each such principal amount of Debentures to each such Purchaser.

                  (c) EACH CLOSING. Each Closing shall take place at the offices of FW or at such other location as the parties may agree.

         2.2 CLOSING CONDITIONS. Upon satisfaction or waiver by the party sought to be benefited thereby of the conditions set forth in this Section 2.2, each Closing shall occur.

                  (a) At or prior to each Closing (unless otherwise specified below), the Company shall deliver or cause to be delivered to each Purchaser the following:

                           (i) a Debenture with a principal amount equal to such
                  Purchaser's Subscription Amount as to such Closing, registered in the name of such Purchaser;

                           (ii) a Warrant to purchase up to a number of shares
                  of Common Stock equal to 40% of such Purchaser's Subscription Amount divided by the Closing Price as to the Debentures purchased by such Purchaser at such Closing with a term of 5 years and an exercise price per Warrant Share equal to 115% of the Closing Price on such Closing Date, subject to adjustment therein;

                           (iii) as to the First Closing only, a legal opinion
                  of Company Counsel, in the form of EXHIBIT D attached hereto, addressed to the Purchasers;

                           (iv) as to the First Closing only, written consents
                  of a majority of the voting shareholders of the Company approving Shareholder Approval;

                           (v) as to the First Closing only, the Registration
                  Rights Agreement duly executed by the Company;

                           (vi) as to the First Closing only, instructions to
                  the Purchasers to wire transfer $2,800,000 of the proceeds raised hereunder to Union Bank of California, N.A. in satisfaction of the Company's obligations under that certain Discounted Loan Payoff Agreement, dated March 31, 2003, by and among Union Bank of California, SVI Solutions, Inc., SVI Retail, Inc., Sabica Ventures, Inc. and SVI Training Products, Inc. (the "PAYOFF AGREEMENT") and copies of the Payoff Agreement duly executed by all the parties thereto; and

                           (vii) as to the First Closing only, lock-up
                  agreements from each of Softline Limited and Steven Beck & Associates in form and substance reasonably acceptable to each Purchaser.

                  (b) At or prior to each Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

                           (i) such Purchaser's Subscription Amount as to such
                  Closing by wire transfer to the instructions set forth on ANNEX 1 attached hereto;

                           (ii) as to the First Closing only, the Registration
                  Rights Agreement duly executed by such Purchaser.

                  (c) All representations and warranties of the other party contained herein shall remain true and correct as of such Closing Date and all covenants of the other party shall have been performed;

                  (d) There shall have been no Material Adverse Effect (as defined in Section 3.1(b) hereof) with respect to the Company since the date hereof;

                  (e) As to the Second Closing only:

                           (i) the Milestone Date shall have occurred within 365
                  days of the First Closing Date and the Company shall have provided any representations and documents reasonably required by any Purchaser evidencing that the Milestone Date has occurred;

                           (ii) the Second Closing shall have occurred with 5
                  Trading Days of the Milestone Date;

                           (iii) there is a sufficient number of authorized but
                  unissued and otherwise unreserved shares of Common Stock for an issuance of all of the Underlying Shares relating to the Debentures and Warrants issued at the First Closing and Second Closing;

                           (iv) the Company shall have obtained Shareholder
                  Approval;

                           (v) no Event of Default nor any event that with the
                  passage of time would constitute an Event of Default shall have occurred and is continuing with respect to the outstanding Debentures;

                           (vi) the Registration Statement relating to the
                  Securities issued at the First Closing shall have been declared effective and shall be effective on the Second Closing Date; and

                           (vii) no public announcement of a pending or proposed
                  Change of Control Transaction or Fundamental Transaction (as such terms are defined in the Debenture) has occurred that has not been consummated.

                  (f) From the date hereof to each such Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to such Closing), and, at any time prior to such Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the disclosure schedules delivered to the Purchasers concurrently herewith (the "DISCLOSURE SCHEDULES") which Disclosure Schedules shall be deemed a part hereof, or, other than with respect to Sections 3.1(g), 3.1(u), 3.1(v), 3.1(w), 3.1(z) and 3.1(dd), except as set forth in the SEC Reports, the Company hereby makes the representations and warranties set forth below to the Purchasers.

                  (a) SUBSIDIARIES. The Company has no direct or indirect subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "LIENS"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than Required Approvals. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not:
         (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses
         (ii) and (iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (e) FILINGS, CONSENTS AND APPROVALS. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
         (i) the filings required under SECTION 4.8, (ii) the filing with the Commission of the Underlying Shares Registration Statement, (iii) the notice and/or application(s) to each applicable Principal Market for the issuance and sale of the Debentures and Warrants and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and applicable Blue Sky filings (collectively, the "REQUIRED APPROVALS").

                  (f) ISSUANCE OF THE SECURITIES. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof. The Company has not, and to the knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market.

                  (g) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in the Disclosure Schedules attached hereto. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with the Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has identified and made available to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors,
         (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans.

                  (j) LITIGATION. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) COMPLIANCE. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (l) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (m) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. And to the Company's knowledge, any real property and facilities held under lease by the Company and the Subsidiaries are held under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (o) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (p) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. A list of the Company's insurance contracts and policies are set forth on the Disclosure Schedules. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (r) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-Q for the quarter ended September 30, 2002 (such date, the "EVALUATION DATE"). The Company presented in the Form 10-Q for the quarter ended September 30, 2002 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

                  (s) SOLVENCY/INDEBTEDNESS. Based on the financial condition of the Company as of each Closing Date: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "INDEBTEDNESS" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations, whether or not the same are or should be reflected in the Company's balance sheet or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  (t) CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement other than Century Capital, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions. The Company agrees that the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.

                  (u) PRIVATE PLACEMENT. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 3.2(b)-(f), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market and no shareholder approval is required for the Company to fulfill its obligations under the Transaction Documents.

                  (v) LISTING AND MAINTENANCE REQUIREMENTS. The Company has not, in the 12 months preceding the date hereof, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (w) REGISTRATION RIGHTS. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (x) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (y) SENIORITY. As of the Closing Date, no indebtedness of the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

                  (z) DISCLOSURE. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section
         3.2 hereof.

                  (aa) TAX STATUS. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

                  (bb) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                  (cc) NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation
         D) or general advertising with respect to the sale of the Debentures or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Debentures, the Underlying Shares or the Warrants under the Securities Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

                  (dd) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement have been duly executed by such

         Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) INVESTMENT INTENT. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) GENERAL SOLICITATION. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.


                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 TRANSFER RESTRICTIONS.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the

         Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this SECTION 4.1(B), of the following legend on any certificate evidencing Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties, so long as any such grant, pledge or transfer does not individually or in the aggregate violate the Securities Act or any rule or regulation promulgated thereunder. If required by the Company's transfer agent in order to effect a pledge, the Company shall cause its counsel, at no cost to the Purchasers, to issue an opinion of counsel to the Company's transfer agent. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Underlying Shares Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such

         Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); PROVIDED, HOWEVER, in connection with the issuance of the Underlying Shares, each Purchaser, severally and not jointly with the other Purchasers, hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and Commission Regulations. If all or any portion of a Debenture or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Securities issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day 3 Trading Days after such damages have begun to accrue) for each Trading Day after such fifth Trading Day until such certificate is delivered without a legend.

         4.2 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

         4.3 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.4 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market.

         4.5 RESERVATION AND LISTING OF SECURITIES.

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                  (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 200% of
         (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

                  (c) The Company shall: (i) in the time and manner required by the Principal Market, prepare and file with such Principal Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps reasonably necessary to cause such shares of Common Stock to be approved for listing on the Principal Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) use its commercially reasonably best efforts to maintain the listing of such Common Stock on such Principal Market or another Principal Market. In addition, within 30 days of the First Closing Date, the Company shall have filed an information statement with the Commission relating to the Shareholder Approval and shall use reasonable best efforts to cause the Shareholder Approval to be deemed effective as promptly as possible thereafter.

         4.6 CONVERSION AND EXERCISE PROCEDURES. The form of Election to Purchase included in the Warrants and the form of Conversion Notice included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Debentures. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Debentures. The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.7 FUTURE FINANCINGS. From the date hereof until 90 days after the Effective Date of the initial Registration Statement relating to the Securities issued at the First Closing and, if applicable, from the Second Closing Date until 60 days after the Effective Date of the initial Registration Statement relating to the Securities issued at the Second Closing, neither the Company nor any Subsidiary shall issue or sell any Capital Shares or Capital Shares Equivalents. Notwithstanding anything herein to the contrary, the 90 day period set forth in this Section 4.7 shall be extended for the number of Trading Days during such period in which (y) trading in the Common Stock is suspended by any Principal Market, or (z) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Underlying Shares. Notwithstanding anything to the contrary herein, this Section 4.7 shall not apply to the following (a) the granting or issuance of shares of Common Stock or options to employees, officers and directors of the Company pursuant to any stock option plan or employee incentive plan or agreement duly adopted or approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) the exercise of a Debenture or any other security issued by the Company in connection with the offer and sale of this Company's securities pursuant to this Agreement, or (c) the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date hereof, provided that such securities have not been amended since the date hereof, or (d) the issuance of any securities in connection with acquisitions, strategic investments or strategic partnering arrangements, the primary purpose of which is not to raise capital, or (e) a one-time issuance to Harvey Braun on or prior to the fifth Trading Day after the date hereof of convertible debentures with a principal amount equal to $500,000 and a conversion price equal to the greater of the Set Price and the average of the 5 VWAPs immediately prior to such issuance, otherwise in the form of the Debentures, or (f) prior to the Effective Date of the initial Registration Statement relating to the Securities issued at the First Closing, a one-time issuance of up to $2,000,000 of Capital Shares or Capital Shares Equivalents, provided such securities have an effective price per share of Common Stock of at least $1.75, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and provided the effective price of such security is not adjustable thereafter, other than for stock splits, stock dividends, stock combinations and the like. In addition, unless Shareholder Approval has been obtained and deemed effective in accordance with Section 4.5(c), the Company shall not make any issuance whatsoever of Capital Shares or Capital Shares Equivalents which would cause any adjustment of the Set Price (other than pursuant to Section 4(c)(ii) of the Debentures) to the extent the holders of Debentures would not be permitted, pursuant to Section 4(a)(ii)(B) of the Debenture, to convert their respective outstanding Debentures and exercise the Warrants in full.

         4.8 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the date of this Agreement, issue a press release or file a Current Report on Form 8-K reasonably acceptable to each Purchaser disclosing all material terms of the transactions contemplated hereby. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, other than in any registration statement filed pursuant to the Registration Rights Agreement and filings related thereto, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Principal Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Principal Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.9 NON-PUBLIC INFORMATION. The Company covenants and agrees that it will not and will instruct any other Person acting on its behalf to not provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.10 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables, capital lease obligations, and accrued expenses in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation. Prior to the receipt of Shareholder Approval, the Company shall not declare or pay any cash dividend on its shares of Common Stock while any Debentures remains outstanding.

         4.11 REIMBURSEMENT. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company, solely as a result of such Purchaser's acquisition of the Securities under this Agreement and without causation by any other activity, obligation, condition or liability on the part of, or pertaining to such Purchaser and not to the purchase of Securities pursuant to this Agreement, the Company will reimburse such Purchaser, to the extent such reimbursement is not provided for in Section 4.12, for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations (and limitations thereon) of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such

Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement except to the extent any covenant or warranty owing to the Company is breached.

         4.12 INDEMNIFICATION OF PURCHASERS. Subject to the provisions of this
Section 4.12, each party (the "INDEMNIFYING PARTY") will indemnify and hold the other parties and their directors, officers, shareholders, partners, employees and agents (each, an "INDEMNIFIED PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement or in the other Transaction Documents. If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party. The Indemnifying Party will not be liable to any Indemnified Party under this Agreement (i) for any settlement by an Indemnified Party effected without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed; or
(ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents. In no event shall the liability of any Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Securities; provided that this provision shall not limit the Company's rights and remedies under any other provision pursuant to this Agreement, including but not limited to, the Company's rights under Section 5.15.

         4.13 SHAREHOLDERS RIGHTS PLAN. In the event that a shareholders rights plan is adopted by the Company, no claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under the plan or in any way could be deemed to trigger the provisions of such plan by virtue of receiving Securities under the Transaction Documents.

         4.14. PARTICIPATION IN FUTURE FINANCING. From the date hereof until such time as a Purchaser no longer holds at least 5% of the Debentures initially purchased hereunder at the First Closing, the Company shall not effect a financing of its Capital Shares or Capital Shares Equivalents (a "SUBSEQUENT FINANCING") unless (i) the Company delivers to each of such Purchasers a written notice at least 5 Trading Days prior to the closing of such Subsequent Financing (the "SUBSEQUENT FINANCING NOTICE") of its intention to effect such Subsequent

Financing, which Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto and (ii) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the fifth (5th) Trading Day after its receipt of the Subsequent Financing Notice of its willingness to provide (or to cause its designee to provide), subject to completion of mutually acceptable documentation, all or part of such financing to the Company on the same terms set forth in the Subsequent Financing Notice. If one or more Purchasers shall fail to so notify the Company of their willingness to participate in the Subsequent Financing, the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice; provided that the Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of first refusal set forth above in this Section 4.14, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice with the Person identified in the Subsequent Financing Notice. In the event the Company receives responses to Subsequent Financing Notices from Purchasers seeking to purchase more than the financing sought by the Company in the Subsequent Financing such Purchasers shall have the right to purchase their Pro Rata Portion (as defined below) of the Capital Shares or Capital Shares Equivalents to be issued in such Subsequent Financing. "PRO RATA PORTION" is the ratio of (x) the principal amount of Debentures purchased by a Purchaser and (y) the sum of the aggregate principal amount of Debentures issued hereunder. If any Purchaser no longer holds any Debentures, then the Pro Rata Portions shall be re-allocated among the remaining Purchasers. Notwithstanding anything to the contrary herein, this Section 4.7 shall not apply to the following (a) the granting or issuance of shares of Common Stock or options to employees, officers, consultants and directors of the Company pursuant to any stock option plan or incentive plan or agreement or arrangement duly adopted or approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, provided the primary purpose of such plan, agreement or arrangement is not to raise capital, (b) the exercise of a Debenture or any other security issued by the Company in connection with the offer and sale of this Company's securities pursuant to this Agreement, or (c) the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date hereof, provided that such securities have not been amended since the date hereof, or (d) the issuance of any securities in connection with acquisitions, strategic investments or strategic partnering arrangements, the primary purpose of which is not to raise capital.

         4.15 LIMITATIONS ON SHORT SALES. Each Purchaser agrees, severally and not jointly, that it will not enter into any Short Sales (as hereinafter defined) from the period commencing on the First Closing Date and ending on the date that all of the Debentures have been converted and all of the Warrants have been exercised. For purposes of this Section 3.2(h), a "SHORT SALE" by any Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by a Purchasers, in addition to shares of Common Stock held by such Purchaser, Underlying Shares that have not yet been converted pursuant to such Purchaser's Debenture and that have not yet been issued upon exercise of such Purchaser's Warrant shall be deemed to be held long by such Purchaser.


                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 TERMINATION. This Agreement may be terminated by any Purchaser, by written notice to the other parties, if the First Closing has not been consummated on or before April 4, 2003; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         5.2 FEES AND EXPENSES. The Company has agreed to reimburse $35,000 to Midsummer Capital, LLC ("MIDSUMMER") (of which $15,000 has been received) as reimbursement for its legal, administrative and due diligence fees and expenses incurred to prepare and negotiate the Transaction Documents. On the First Closing Date, the Company shall wire $20,000 to Midsummer as payment of the remaining portion of the $35,000 referenced above. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

         5.3 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.4 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, or (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.6 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement and the Registration Rights Agreement to any Person to whom such Purchaser assigns or transfers any Securities.

         5.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 4.12.

         5.9 GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of San Diego, California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.10 SURVIVAL. The representations and warranties contained herein shall survive the earlier of (a) 18 months after the Second Closing Date if the Second Closing occurs, (b) 18 months after the First Closing Date if the Second Closing does not occur, and (c) the date on which the Debentures and Warrants are no longer outstanding. The agreements and covenants of the Company contained herein shall survive, as to a Purchaser and unless otherwise set forth in the Transaction Documents, until such Purchaser no longer holds any Securities.

         5.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights, provided, however, in the case of a rescission of a conversion of a Debenture or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such conversion or exercise notice.

         5.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.15 REMEDIES. Notwithstanding any provision to the contrary in Section 4.12, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. Without limiting the generality of the foregoing, the Company expressly agrees that its breach of the next-to-last last sentence of Section
4.7 would cause each Purchaser irreparable harm, and consents to the granting of injunctive relief by any court having jurisdiction to preclude any such issuance of securities.

         5.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.17 USURY. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "MAXIMUM RATE"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

         5.18 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser was introduced to the Company by Century Capital, which has acted solely as agent for the Company and not for any Purchaser. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Midsummer. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

         5.19 LIQUIDATED DAMAGES. The Company's obligations to pay any liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such liquidated damages or other amounts are due and payable shall have been canceled.

                             ***********************

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                    SVI SOLUTIONS, INC.


                                    By:_________________________________________
                                    Name:
                                    Title:

                                    ADDRESS FOR NOTICE:
                                    ------------------
                                    5607 Palmer Way
                                    Carlsbad, CA 92008
                                    Attn:
                                    Tel:  (858) 481-4405
                                    Fax:


With a copy to:                     [Attorneys for SVI]
                                    Attn:
                                    Tel:
                                    Fax:

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                            PURCHASERS SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


MIDSUMMER INVESTMENT, LTD.                        ADDRESS FOR NOTICE:
                                                  ------------------
By:  MIDSUMMER CAPITAL, LLC,                      C/o Midsummer Capital, LLC
As investment advisor                             485 Madison Avenue, 23rd Floor
                                                  New York, New York 10022
By:______________________________________         Tel:  (212) 584-2140
       Scott Kaufman, Managing Director           Fax: (212) 584-2142
                                                  Attn:  Scott Kaufman

First Closing Subscription:
Second Closing Subscription:


                           WITH A COPY TO:
                           --------------
                                                  Feldman Weinstein LLP
                                                  420 Lexington Avenue
                                                  New York, New York 10170
                                                  Attn:  Joseph A. Smith
                                                  Tel:  (212) 869-7000
                                                  Fax:  (212) 401-4741

                     PURCHASERS SIGNATURE PAGE (CONT. . . )


OMICRON MASTER TRUST                              ADDRESS FOR NOTICE:
                                                  ------------------
By:  Omicron Capital L.P., as subadvisor          c/o Omicron Capital L.P.
By:  Omicron Capital Inc., its general partner    810 Seventh Avenue, 39th Floor
                                                  New York, New York 10019
                                                  Attn: Brian Daly
By:  ___________________________________          Fax: (212) 803-5269
              Bruce Bernstein, President

First Closing Subscription:
Second Closing Subscription:

                     PURCHASERS SIGNATURE PAGE (CONT. . . )

ISLANDIA, L.P.                                    ADDRESS FOR NOTICE:
                                                  ------------------
By: John Lang, Inc., its general partner          C/o John Lang, Inc.
                                                  485 Madison Avenue, 23rd Floor
                                                  New York, New York 10022
By:______________________________________         Tel:  (212) 584-2100
       Name:  Richard Berner                      Fax: (212) 584-2199
       Title:                                     Attn:  Fund Manager

First Closing Subscription:
Second Closing Subscription:

                                                                       EXHIBIT A

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                                       Date of Issuance: ____________    , 200__

                                                                $_______________


                            9% CONVERTIBLE DEBENTURE
                           DUE ____________ __, 200__

         THIS DEBENTURE is one of a series of duly authorized and issued Debentures of SVI Solutions, Inc., a Delaware corporation, having a principal place of business at 5607 Palmer Way, Carlsbad, CA 92008 (the "COMPANY"), designated as its 9% Convertible Debenture, due, with respect to the aggregate principal amount of $3,500,000 issued at the First Closing, _________ __, 2005, and with respect to the aggregate principal amount of $2,000,000 if issued at the Second Closing due 30 months from the First Closing Date (the "DEBENTURES").

         FOR VALUE RECEIVED, the Company promises to pay to ________________________ or its registered assigns (the "HOLDER"), the principal sum of $_______________ on _____ __, 200__ or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "MATURITY DATE") and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 9% per annum, payable quarterly on March 1, June 1, September 1 and December 1, beginning on the first such date after the Original Issue Date and on each Conversion Date (as to that principal amount then being converted), on each Monthly Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an "INTEREST PAYMENT DATE"), in cash or shares of Common Stock at the Interest

Conversion Rate, or a combination thereof; PROVIDED, HOWEVER, payment in shares of Common Stock may only occur if: (i) there is an effective Underlying Shares Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock to be issued in lieu of cash (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (ii) the Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on a Principal Market will continue uninterrupted for the foreseeable future), (iii) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, including the shares to be issued for interest in lieu of cash and (iv) such issuance would be permitted to the extent it would not violate the limitations set forth in clauses (A) or (B) of Section 4(a)(ii). Subject to the terms and conditions herein, the decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Not less than 20 Trading Days prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to pay interest hereunder either in cash or shares of Common Stock (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Subject to the aforementioned conditions, failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Payment of interest in shares of Common Stock shall otherwise occur pursuant to Section 4(b) and for purposes of the payment of interest in shares only, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Underlying Shares within the time period required by Section 4(b)(i). Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "DEBENTURE REGISTER"). Except as otherwise provided herein, if at anytime the Company pays interest partially in cash and partially in shares of Common Stock, then such payment shall be distributed ratably among the Holders based upon the principal amount of Debentures held by each Holder. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 12% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("LATE FEE") which will accrue daily, from the date such interest is due hereunder through and including the date of payment. EXCEPT AS SET FORTH IN SECTION 5(A) OF THIS DEBENTURE, THE COMPANY MAY NOT PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT ON THIS DEBENTURE WITHOUT THE PRIOR WRITTEN CONSENT OF THE HOLDER.

         This Debenture is subject to the following additional provisions:

         SECTION 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

         SECTION 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations. The Holder hereof, by acceptance of this Debenture, agrees to be bound by the covenants made by the original Holder contained in the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         SECTION 3.          EVENTS OF DEFAULT.

                  (a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                           (i) any default in the payment of the principal of,
                  interest on or liquidated damages in respect of, any Debentures, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder;

                           (ii) the Company shall fail to observe or perform any
                  other covenant, agreement or warranty contained in, or otherwise commit any breach of any of the Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion or interest payment which breach is addressed in clause (x) below) which is not cured, if possible to cure, within 5 days of notice of such default sent by the Holder (except with respect to breaches pursuant to Sections 4.1, 4.8 and 4.9 of the Purchase Agreement and Section 3(a) of the Warrant);

                           (iii) the Company or any of its subsidiaries shall
                  commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

                           (iv) the Company shall default in any of its
                  obligations under any other Debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $150,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                           (v) the Common Stock shall not be eligible for
                  quotation on or quoted for trading on the Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Principal Market") and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

                           (vi) the Company shall be a party to any Change of
                  Control Transaction , shall agree to sell or dispose of all or in excess of 45% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction) or shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares);

                           (vii) an Underlying Shares Registration Statement
                  shall not have been declared effective by the Commission on or prior to the 180th calendar day after the Original Issue Date;

                           (viii) if, during the Effectiveness Period (as
                  defined in the Registration Rights Agreement), the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement, in either case, for more than 10 consecutive Trading Days or 20 non-consecutive Trading Days during any 12 month period;

                           (ix) an Event (as defined in the Registration Rights
                  Agreement) shall not have been cured to the reasonable satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement), which shall be covered by
                  Section 3(a)(vii));

                           (x) the Company shall fail for any reason to deliver
                  certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof; or

                           (xi) the Company shall fail for any reason to deliver
                  the payment in cash pursuant to a Buy-In (as defined herein) within five days after notice thereof is delivered hereunder.

                  (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Interest shall continue to accrue on the Mandatory Prepayment Amount hereunder from the 5th day after such amount is due (being the date of an Event of Default) through the date of prepayment in full thereof in an amount equal to the Late Fee, to accrue daily from the date such payment is due hereunder through and including the date of payment. All Debentures for which the full prepayment price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

         SECTION 4.          CONVERSION.

                  (a) (i) At any time after the Closing Date, this Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(a)(ii) hereof). The Holder shall effect conversions by delivering to the Company the form of conversion notice attached hereto as ANNEX A (a "CONVERSION NOTICE"), specifying therein the principal amount of Debentures to be converted and the date on which such conversion is to be effected (a "CONVERSION DATE") and shall contain a completed schedule in the form of SCHEDULE 1 to the Conversion Notice (as amended on each Conversion Date, the "CONVERSION SCHEDULE") reflecting the remaining principal amount of this Debenture and all accrued and unpaid interest thereon subsequent to the conversion at issue. If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that such Conversion Notice is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company unless the entire principal amount of this Debenture has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion Schedule. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to the figures represented in the Conversion Schedules within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

                           (ii) CERTAIN CONVERSION RESTRICTIONS.

                                    (A) A Holder may not convert Debentures or
                           receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with its Affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the

                           Debentures held by such Holder after application of this Section. The Holder shall be entitled to rely on the Company's public filing with respect to the number of shares of Common Stock which are then issued and outstanding, and the Holder may inquire of the Company's Chief Financial Officer to obtain a more current number, which shall be provided within 2 Business Days of written request therefor. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Conversion Notice that such Conversion Notice has not violated the restrictions set forth in this paragraph. If the Holder has delivered a Conversion Notice for a principal amount of Debentures that, without regard to any other shares that the Holder or its Affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. In the event of a merger or consolidation of the Company with or into another Person, this paragraph shall not apply with respect to a determination of the number of shares of common stock issuable upon conversion in full of the Debentures if such determination is necessary to establish the Securities or other assets which the holder of Common Stock shall be entitled to receive upon the effectiveness of such merger or consolidation. The provisions of this Section 4(a)(ii)(A) may be waived by the Holder at the election of the Holder upon not less than 61 days' prior notice to the Company, and the provisions of this Section 4(a)(ii)(A) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Section 4(a)(ii)(A) but otherwise in accordance with this Debenture shall affect the status of the Underlying Shares as validly issued, fully-paid and nonassessable.

                                    (B) If the Company has not obtained
                           Shareholder Approval (as defined below), if required by the applicable rules and regulations of the Principal Market (or any successor entity), then the Company may not issue upon conversion of the Debentures, in the aggregate, in excess of (i) 19.999% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Original Issue Date, (ii) less any shares of Common Stock issued as payment of interest or to be issued upon exercise of the Warrants issued to Holders of the Debentures on the Original Issue Date pursuant to the Purchase Agreement (such number of shares, the "ISSUABLE MAXIMUM"). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate principal amount of the Debenture(s) issued and sold to such Holder on the Original Issue Date by
                           (y) the aggregate principal amount of all Debentures issued and sold by the Company on the Original Issue Date. If any Holder shall no longer hold Debentures, then such Holder's remaining portion of the Issuable Maximum shall be allocated pro-rata among the remaining Holders. If on any Conversion Date: (A) the applicable Set Price then in effect is such that the shares issuable under this Debenture on any Conversion Date together with the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding Debentures would exceed the Issuable Maximum, and (B) the Company shall not have obtained Shareholder Approval, then the Company shall issue to the Holder requesting a conversion a number of shares of Common Stock equal to such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum and, with respect to the remainder of the aggregate principal amount of the Debentures (including any accrued interest) then held by such Holder for which a conversion in accordance with the applicable conversion price would result in an issuance of shares of Common Stock in excess of such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum (the "Excess Principal"), the Company shall be prohibited from converting such Excess Principal, and shall notify the Holder of the reason therefor. This Debenture shall thereafter be unconvertible until and unless Shareholder Approval is subsequently obtained or is otherwise not required, but this Debenture shall otherwise remain in full force and effect. The Company and the Holder understand and agree that shares of Common Stock issued to and then held by the Holder as a result of conversions of Debentures shall not be entitled to cast votes on any resolution to obtain Shareholder Approval pursuant hereto. For clarity, the failure of the Company to actually obtain Shareholder Approval shall not be a breach of covenant or Event of Default under Section 3 of this Debenture, provided, that any issuance of securities which results in an adjustment to the Set Price (other than pursuant to Section 4(c)(ii)) without the Company having previously sought and voted on Shareholder Approval as set forth in the Purchase Agreement shall be a breach of covenant in the Purchase Agreement and an Event of Default under Section 3(a)(ii).

                           (iii) UNDERLYING SHARES ISSUABLE UPON CONVERSION AND
                  PURSUANT TO INTEREST.

                                    (A) CONVERSION OF PRINCIPAL AMOUNT. The
                           number of shares of Common Stock issuable upon a conversion shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted and (y) the Set Price, and

                                    (B) PAYMENT OF INTEREST IN UNDERLYING
                           SHARES. The number of shares of Common Stock issuable upon payment of interest under this Debenture shall be the number determined by (x) the product of (I) the outstanding principal amount of this Debenture to be converted and (II) the product of (aa) the quotient obtained by dividing 9% by 360 and (bb) the number of days for which such principal amount was outstanding, divided by (y) the applicable Interest Conversion Rate, PROVIDED, that if the Company shall have elected to pay the interest due on an Interest Payment Date in cash pursuant to the terms hereof, this subsection (B) shall not be used in the calculation of the number of shares of Common Stock issuable upon a conversion hereunder.

                                    (C) Notwithstanding anything to the contrary
                           contained herein, if on any Conversion Date:

                                            (1) the number of shares of Common
                                    Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to honor such conversion;

                                            (2) the Common Stock shall fail to
                                    be listed or quoted for trading on a
                                    Principal Market; or

                                            (3) the Company has failed to timely
                                    satisfy its conversion obligations
                                    hereunder.

                                    and, with respect to such delivery, no prior
                           demand has been made by the Holder pursuant to
                           Section 4(b)(ii) or Section 4(b)(iii), then, at the option of the Holder, the Company, in lieu of delivering shares of Common Stock pursuant to this
                           Section 4, shall deliver, within five Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the number of shares of Common Stock otherwise deliverable to the Holder in connection with such Conversion Date and the highest VWAP during the period commencing on the Conversion Date and ending on the Trading Day prior to the date such payment is made.

                  (b) (i) Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder (A) a certificate or certificates for the Shares of Common Stock which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of Debentures and (B) a bank check in the amount of accrued and unpaid interest (if the Company has timely elected or is required to pay accrued interest in cash). The Company shall, upon request of the Holder, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Debentures tendered for conversion.

                  (ii) If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the fifth Trading Day after the Conversion Date, and, with respect to such delivery, no prior demand has been made by the Holder pursuant to Section 4(a)(iii)(C) or Section 4(b)(iii) the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of principal amount being converted, $50 per Trading Day (increasing to $100 per Trading Day after 3 Trading Days and increasing to $200 per Trading Day 6 Trading Days after such damages begin to accrue) for each Trading Day after such fifth Trading Day until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                  (iii) In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the fifth Trading Day after the Conversion Date, and with respect to such delivery, no prior demand has been made by the Holder pursuant to Section 4(a)(iii)(C) or Section 4(b)(ii), if after such fifth Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "BUY-IN"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Debentures in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the actual sale price of the Underlying Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.

                  (iv) Notwithstanding anything herein to the contrary, if after the Effective Date the VWAP for any 15 consecutive Trading Days exceeds then Set Price by more than 200%, the Company may, within 2 Trading Days of any such period, deliver a notice to the Holder (a "FORCED CONVERSION NOTICE" and the date such notice is received by the Holder, the "FORCED CONVERSION NOTICE DATE") to cause the Holder to immediately convert all or part (and if part, pro-rata in proportion to each Holders initial purchase of the Debentures) of the then outstanding principal amount of Debentures pursuant to Section 4(a)(i). The Company may only effect a Forced Conversion Notice if each of the following shall be true: (i) the Company shall have duly honored all conversions occurring by virtue of one or more Conversion Notices prior to the Forced Conversion Date, (ii) there is an effective Underlying Shares Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the Underlying Shares issued to the Holder and all of the Underlying Shares as are issuable to the Holder upon conversion in full of this Debenture subject to the Forced Conversion Notice (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iii) the Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on a Principal Market will continue uninterrupted for the foreseeable future), (iv) all liquidated damages and other amounts owing in respect of the Debentures and Underlying Shares shall have been paid or will, concurrently with the issuance of the Underlying Shares, be paid in cash; (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all the Underlying Shares as are issuable to the Holder upon conversion in full of the Debentures subject to the Forced Conversion Notice;
                  (vi) no Event of Default nor any event that with the passage of time would constitute an Event of Default has occurred and is continuing; (vii) such issuance would be permitted in full without violating the limitations set forth in clauses (A) or
                  (B) of Section 4(a)(ii) and (viii) no public announcement of a pending or proposed Change of Control Transaction or Fundamental Transaction has occurred that has not been consummated.

                  (c) (i) The conversion price in effect on any Conversion Date shall be equal to $____(1) (subject to adjustment herein)(the "SET PRICE").

                  (ii) If the Company, at any time while the Debentures are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  (iii) If the Company, at any time while Debentures are outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock or Common Stock Equivalents at a price per share less than the VWAP at the record date mentioned below, then the Set Price shall be adjusted by multiplying the Set Price in effect immediately prior to such record date by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of

--------
1 115% of the Closing Price on the applicable Closing Date.

                  additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the VWAP on the record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                  (iv) If the Company or any subsidiary thereof, as applicable, at any time while Debentures are outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or any equity or equity equivalent securities (including any equity, debt or other instrument that is at any time over the life thereof convertible into or exchangeable for Common Stock) (collectively, "COMMON STOCK EQUIVALENTS") entitling any Person to acquire shares of Common Stock, at an effective price per share less than 87% of the then Set Price ("DILUTIVE ISSUANCE"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Set Price, such issuance shall be deemed to have occurred for less than the Set Price), then the Set Price shall be reduced to equal 115% of the effective conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

                  (v) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Set Price shall be determined by multiplying such price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  (vi) [RESERVED]

                  (vii) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding.

                  (viii) The Company agrees that it is prohibited from taking any actions specified in Sections 4(c)(iii)-(v) which would result in any adjustment to the Set Price prior to submitting the transactions contemplated by the Purchase Agreement to a vote for Shareholder Approval. Whenever the Set Price is adjusted pursuant to any of Section 4(c)(ii) - (v), the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  (ix) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; PROVIDED, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                  (x) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "ALTERNATE CONSIDERATION"). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such Debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 100% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.

                  (xi) Notwithstanding the foregoing, no adjustment will be made under this paragraph (c) in respect of (A) the granting or issuance of shares of capital stock or of options to employees, officers, directors and consultants of the Company pursuant to any stock option plan agreement or arrangement duly adopted or approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (B) upon the exercise of this Debenture or any other Debenture of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or (C) upon the exercise of or conversion of any Convertible Securities, options or warrants issued and outstanding on the Original Issue Date, provided such securities have not been amended since the date of the Purchase Agreement, or (D) issuance of securities in connection with acquisitions, strategic investments, or strategic partnering arrangements, the primary purpose of which is not to raise capital.

                  (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

                  (e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  (f) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  (g) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at the address set forth above, FACSIMILE NUMBER ___________,
         ATTN: ____________ or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or
         (v) upon actual receipt by the party to whom such notice is required to be given.

         SECTION 5.        REDEMPTION.

                  (a) OPTIONAL REDEMPTION. Subject to the provisions of this
         Section 5, the Company may, at any time, deliver a notice to the Holders (an "OPTIONAL REDEMPTION NOTICE" and the date such notice is deemed delivered hereunder, the "OPTIONAL REDEMPTION NOTICE DATE") of its irrevocable election to redeem all, but not less than all, of the then outstanding Debentures, for an amount, in cash, equal to the Optional Redemption Amount on the 30th Trading Day following the Optional Redemption Notice Date (such date, the "OPTIONAL REDEMPTION DATE" and such redemption, the "OPTIONAL REDEMPTION"). The Optional Redemption Amount is due in full on the Optional Redemption Date. The Company may only effect an Optional Redemption if from the Optional Redemption Notice Date through to the Optional Redemption Date, each of the following shall be true: (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Conversion Notices prior to the Optional Redemption Date, (ii) there is an effective Underlying Shares Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the Underlying Shares issued to the Holders and all of the Underlying Shares as are issuable to the Holders upon conversion in full of the Debentures subject to the Optional Redemption (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iii) the Common Stock is listed for trading on the Principal Market (and the Company believes, in good faith, that trading of the Common Stock on the Principal Market will continue uninterrupted for the foreseeable future), (iv) all liquidated damages and other amounts owing in respect of the Debentures shall have been paid or will, concurrently with the issuance of the Underlying Shares, be paid in cash; (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all the Underlying Shares as are issuable to the Holder upon conversion in full of the Debentures subject to the Optional Redemption; (vi) no Event of Default has occurred and is continuing;
         (vii) an issuance of all of the Underlying Share upon conversion hereunder would be permitted in full without violating the limitations set forth in Section 4(a)(ii)(A) or (B); and (viii) no public announcement of a pending or proposed Fundamental Transaction or acquisition transaction has occurred that has not been consummated. If any of the foregoing conditions shall cease to be satisfied at any time during the required period, then the Holder may elect to nullify the Optional Redemption Notice in which case the Option Redemption Notice shall be null and void, ab initio. The Holders may convert, pursuant to
         Section 4(a)(i) hereof, any shares of Debentures subject to an Optional Redemption at any time prior to the date that the Optional Redemption Amount and all amounts owing thereon are due and paid in full. The Company covenants and agrees that it will honor all Conversion Notices tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full.

                  (b) MONTHLY REDEMPTION. On each Monthly Redemption Date, the Company shall redeem each Holder's Pro Rata Portion of the Monthly Redemption Amount plus accrued but unpaid interest, the sum of all liquidated damages and any other amounts then owing to such Holder in respect of the Debenture. For purposes of this subsection 5(b) only, "PRO RATA PORTION" is the ration of (x) the principal amount of this Debenture on the Original Issue Date and (y) the sum of the aggregate original principal amounts of the Debentures issued to all Holders on the First Closing, increasing on the Second Closing Date to include the aggregate original principal amounts of the Debentures issued at the Second Closing, if such Closing occurs. If any Holder shall no longer holds Debentures, then the Pro Rata Portion shall be recalculated to exclude such Holder's principal amount from clause (y) above. Monthly Redemption Amount shall be allocated pro-rata among the remaining Holders. The Monthly Redemption Amount due on each Monthly Redemption Date shall, except as provided in this Section, be paid in cash. As to any Monthly Redemption and upon 20 Trading Days' prior written irrevocable notice, in lieu of a cash redemption payment the Company may elect to pay 100% of a Monthly Redemption in Underlying Shares based on a conversion price equal to the lesser of (i) 90% of the average of the 20 VWAPs immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 20 Trading Day period) and (ii) the Set Price (the "MONTHLY CONVERSION PRICE"); PROVIDED, HOWEVER, that the Company may not pay the Monthly Redemption Amount in Underlying Shares unless, on the Monthly Redemption Date and during the 20 Trading Day period immediately prior thereto, (i) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the Underlying Shares issued to the Holder and all of the Underlying Shares as are issuable to the Holder upon conversion in full of the Debenture subject to such Monthly Redemption (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future),
         (ii) the Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on the Principal Market will continue uninterrupted for the foreseeable future), (iii) on or prior to the 20th Trading Day prior to such Monthly Redemption Date, the Company irrevocably notifies the Holder that it will issue Underlying Shares in lieu of cash; (iv) all liquidated damages and other amounts owing in respect of the Debenture shall have been paid or will, concurrently with the issuance of the Underlying Shares, be paid in cash; (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for such issuance; (vi) such issuance would be permitted in full without violating the limitations set forth in Section 4(a)(ii)(A) or
         (B); (vii) no Event of Default nor any event that with the passage of time would constitute an Event of Default has occurred and is continuing; and (viii) no public announcement of a pending or proposed Change of Control Transaction or Fundamental Transaction has occurred that has not been consummated. The Holders may convert, pursuant to
         Section 4(a)(i), any principal amount of the Debenture subject to a Monthly Redemption at any time prior to the date that the Monthly Redemption Amount and all amounts owing thereon are due and paid in full. The Company covenants and agrees that it will honor all Conversion Notices tendered up until such amounts are paid in full.

                  (c) REDEMPTION PROCEDURE. The payment of cash and/or issuance of Common Stock, as the case may be, pursuant to a Monthly Redemption shall be made on the Monthly Redemption Date and the payment of cash pursuant to an Optional Redemption shall be made on the Optional Redemption Date. If any portion of the cash payment for a Monthly Redemption or Optional Redemption shall not be paid by the Company by the respective due date, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the payment of the Monthly Redemption Amount or Optional Redemption Amount, as applicable, plus all amounts owing thereon is paid in full. In addition, if any portion of the Monthly Redemption Amount or Optional Redemption Amount, as applicable, remains unpaid after such date, the Holders subject to such redemption may elect, by written notice to the Company given at any time thereafter, to invalidate AB INITIO such redemption, notwithstanding anything herein contained to the contrary. Notwithstanding anything to the contrary in this Section 6, the Company's determination to redeem in cash or shares of Common Stock shall be applied ratably among the Holders based upon the principal amount of Debentures initially purchased by each Holder, adjusted upward ratably in the event all of the shares of Debentures of any Holder are no longer outstanding.

         SECTION 6. DEFINITIONS. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "CHANGE OF CONTROL TRANSACTION" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 45% of the voting securities of the Company, or (ii) a replacement at one time or within a one year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock, $0.0001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  "CONVERSION DATE" shall have the meaning set forth in Section 4(a)(i) hereof.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "INTEREST CONVERSION RATE" means 90% of the lesser of (i) the average of the 20 VWAPs immediately prior to the applicable Interest Payment Date or (ii) the average of the 20 VWAPs immediately prior to the date the applicable interest payment shares are issued and delivered if after the Interest Payment Date.

                  "LATE FEES" shall have the meaning set forth in the second paragraph to this Debenture.

                  "MANDATORY PREPAYMENT AMOUNT" for any Debentures shall equal the sum of (i) the greater of: (A) 120% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder, or (B) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder, divided by the Set Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

                  "MONTHLY CONVERSION PRICE" shall have the meaning set forth in
         Section 5(a) hereof.

                  "MONTHLY REDEMPTION" shall mean the redemption of the Debenture pursuant to Section 5(a) hereof.

                  "MONTHLY REDEMPTION AMOUNT" shall mean, as to a Monthly Redemption, $218,750 in the aggregate among all Holders; except that, if the Second Closing occurs, such amount shall increase to $300,000 in the aggregate among all Holders commencing on the later of (a) February 1, 2004 and (b) the 1st Monthly Redemption Date following the 5th month anniversary of the Second Closing.

                  "MONTHLY REDEMPTION DATE" means the 1st of each month, commencing on February 1, 2004 and ending upon the full redemption of this Debenture.

                  "OPTIONAL REDEMPTION AMOUNT" shall mean the sum of (i) 110% of the principal amount of the Debenture then outstanding, (ii) accrued but unpaid interest and (iii) all liquidated damages and other amounts due in respect of the Debentures.

                  "OPTIONAL REDEMPTION DATE" shall have the meaning set forth in
         Section 5(a).

                  "ORIGINAL ISSUE DATE" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

                  "PERSON" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SET PRICE" shall have the meaning set forth in Section
         4(c)(i).

                  "SHAREHOLDER APPROVAL" means such approval as may be required by the applicable rules and regulations of the Principal Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares and shares of Common Stock issuable upon exercise of the Warrants.

                  "TRADING DAY" means (a) a day on which the shares of Common Stock are traded on the Principal Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not quoted on a Principal Market, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); PROVIDED, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

                  "TRANSACTION DOCUMENTS" shall have the meaning set forth in the Purchase Agreement.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.

                  "UNDERLYING SHARES REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

                  "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market or the OTC Bulletin Board, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market (or OTC Bulletin Board) on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on a Principal Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized independent appraiser selected in good faith by Purchasers holding a majority of the outstanding principal amount of Debentures.

      SECTION 7. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks PARI PASSU with all other Debentures now or hereafter issued under the terms set forth herein. As long as there are Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; (c) enter into any agreement with respect to any of the foregoing; or (d) issue any variable priced equity securities or variable priced equity linked securities.

      SECTION 8. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

      SECTION 9. The Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures.

      SECTION 10. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of San Diego, California (the "CALIFORNIA COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such California Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      SECTION 11. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

      SECTION 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

      SECTION 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.


                              *********************

         IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                                    SVI SOLUTIONS, INC.


                                    By:_____________________________________
                                        Name:
                                        Title:

                                     ANNEX A

                              NOTICE OF CONVERSION


The undersigned hereby elects to convert principal and, if specified, interest under the 9% Convertible Debenture of SVI Solutions, Inc., (the "Company") due on ________ __, 200__, into shares of common stock, $0.0001 par value per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
                              Date to Effect Conversion:

                              Principal Amount of Debentures to be Converted

                              Payment of Interest in Common Stock |_| Yes |_| No
                                       If yes, $ _______ of Interest Accrued on
                                       Account of Conversion at Issue

                              Number of shares of Common Stock to be Issued:

                              Applicable Conversion Price:

                              Signature:

                              Name:

                              Address:

                                   SCHEDULE 1

                               CONVERSION SCHEDULE

9% Convertible Debentures due on _______ ___, 200__, in the aggregate principal amount of $____________ issued by SVI Solutions, Inc. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

                                                       Dated:


------------------------------- ------------------------- ----------------------- ------------------------------

                                                           Aggregate Principal
                                                             Amount Remaining
      Date of Conversion                                      Subsequent to
(or for first entry, Original                                   Conversion
         Issue Date)              Amount of Conversion         (or original              Company Attest
                                                            Principal Amount)
------------------------------- ------------------------- ----------------------- ------------------------------


------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------

                                                                       EXHIBIT B

          [See Appendix II for Form of Registration Rights Agreement]

                                                                       EXHIBIT C

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

                             STOCK PURCHASE WARRANT


                To Purchase __________ Shares of Common Stock of

                               SVI SOLUTIONS, INC.

                  THIS STOCK PURCHASE WARRANT CERTIFIES that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after _________ __, 200__ (the "INITIAL EXERCISE DATE") and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from SVI Solutions, Inc., a corporation incorporated in the State of Delaware (the "COMPANY"), up to ____________ shares (the "WARRANT SHARES") of Common Stock, par value $0.0001 per share, of the Company (the "COMMON STOCK"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be $____1, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT"), DATED MARCH __, 2003, BETWEEN THE COMPANY AND THE INVESTORS SIGNATORY THERETO.


--------
1        115% of the Closing Price on the applicable Closing Date.

         1. TITLE TO WARRANT. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part to an Affiliate of the Holder, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company. The Holder hereof, by acceptance of this Warrant, agrees to be bound by the covenants made by the original Holder contained in the Purchase Agreement.

         2. AUTHORIZATION OF SHARES. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. EXERCISE OF WARRANT.

                           (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or by means of a cashless exercise pursuant to Section 3(d), the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within five (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the fifth Trading Day after the date of exercise, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the fifth Trading Day after the date of exercise, and if after such fifth Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause
         (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

                           (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                           (c) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (i) the number of shares of Common Stock beneficially owned by such Holder, together with any affiliate thereof (other than Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 4.9999% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 3(c). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder. To the extent that the limitation contained in this Section 3(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(c). The provisions of this

         Section 3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 3(c) but otherwise in accordance with this Warrant shall affect the status of the Warrant Shares as validly issued, fully-paid and nonassessable.

                           (d) If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                  (A) = the VWAP on the Trading Day preceding the date of such election;

                  (B)     = the Exercise Price of the Warrants, as adjusted; and

                  (X) = the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

                           (e) Subject to the provisions of this Section 3, if after the Effective Date the VWAP for twenty consecutive Trading Days (the "MEASUREMENT PRICE") exceeds 300% of the then Exercise Price (subject to adjustment herein) (the "THRESHOLD PRICE"), then the Company may, on one occasion and within two Trading Days of such period, call for cancellation of all or any portion of this Warrant for which a Notice of Exercise has not yet been delivered (such right, a "CALL"). To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a "CALL NOTICE"), indicating therein the portion of unexercised portion of this Warrant to which such notice applies. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received from and after the date of the Call Notice will be cancelled at 6:30 p.m. (New York City time) on the tenth Trading Day after the date the Call Notice is received by the Holder (such date, the "CALL DATE"). Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Call Notice that are tendered from the time of delivery of the Call Notice through 6:30 p.m. (New York City time) on the Call Date. The parties agree that any Notice of Exercise delivered following a Call Notice shall first reduce to zero the number of Warrant Shares subject to such Call Notice prior to reducing the remaining Warrant Shares available for purchase under this Warrant. For example, if (x) this Warrant then permits the Holder to acquire 100 Warrant Shares, (y) a Call Notice pertains to 75 Warrant Shares, and (z) prior to 6:30 p.m. (New York City time) on the Call Date the Holder tenders a Notice of Exercise in respect of 50 Warrant Shares, then (1) on the Call Date the right under this Warrant to acquire 25 Warrant Shares will be automatically cancelled, (2) the Company, in the time and manner required under this Warrant, will have issued and delivered to the Holder 50 Warrant Shares in respect of the exercises following receipt of the Call Notice, and (3) the Holder may, until the Termination Date, exercise this Warrant for 25 Warrant Shares (subject to adjustment as herein provided and subject to subsequent Call Notices). Subject again to the provisions of this Section 10, the Company may deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall not have delivered a Notice of Exercise. Notwithstanding anything to the contrary set forth in this Warrant, the Company may not deliver a Call Notice or require the cancellation of this Warrant (and any Call Notice will be void), unless, from the beginning of the 20 consecutive Trading Days used to determine whether the Common Stock has achieved the Threshold Price through the Call Date, (i) the Measurement Price equals or exceeds the Threshold Price, (ii) the Company shall have honored in accordance with the terms of this Warrant all Notices of Exercise delivered by 6:30 p.m. (New York City time) on the Call Date, (iii) the Registration Statement shall be effective as to all Warrant Shares and the prospectus thereunder available for use by the Holder for the resale all such Warrant Shares and (iv) the Common Stock shall be listed or quoted for trading on the Principal Market.

         4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

         5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED, HOWEVER, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

         7. TRANSFER, DIVISION AND COMBINATION.

                           (a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(f) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

                           (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                           (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                           (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

                           (e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws,
         (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

         8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

                           (a) STOCK SPLITS, ETC. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                           (b) ANTI-DILUTION PROVISIONS. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder and for which this Warrant is then exercisable pursuant to
         Section 1 hereof shall be subject to adjustment from time to time as provided in this Section 11(b). In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

                           (i) ADJUSTMENT OF EXERCISE PRICE. Except as set forth
                  in Section 11(b)(ii)(E), if and whenever the Company issues or sells, or in accordance with Section 11(b) hereof is deemed to have issued or sold, any shares of Common Stock for an effective consideration per share of less than the then Exercise Price or for no consideration (such lower price, the "BASE SHARE PRICE" and such issuances collectively, a

                  "DILUTIVE ISSUANCE"), then, the Exercise Price shall be reduced to equal the Base Share Price, PROVIDED, that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Capital Share Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock. Such adjustment shall be made whenever such shares of Common Stock or Capital Share Equivalents are issued.

                           (ii) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For
                  purposes of determining the adjusted Exercise Price under
                  Section 11(b) hereof, the following will be applicable:

                                             (A) ISSUANCE OF RIGHTS OR OPTIONS.
                           If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("CONVERTIBLE SECURITIES") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "OPTIONS") and the effective price per share for which Common Stock is issuable upon the exercise of such Options is less than the Exercise Price ("BELOW BASE PRICE OPTIONS"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Base Price Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share and the maximum consideration payable to the Company upon such exercise (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will be deemed to have been received by the Company. For purposes of the preceding sentence, the "effective price per share for which Common Stock is issuable upon the exercise of such Below Base Price Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Base Price Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Base Price Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Base Price Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Base Price Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Base Price Options.

                                            (B) ISSUANCE OF CONVERTIBLE
                           SECURITIES. If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the effective price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Exercise Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share and the maximum consideration payable to the Company upon such exercise (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will be deemed to have been received by the Company. For the purposes of the preceding sentence, the "effective price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                                            (C) CHANGE IN OPTION PRICE OR
                           CONVERSION RATE. If there is a change at any time in
                           (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                                            (D) CALCULATION OF CONSIDERATION
                           RECEIVED. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (average of the closing bid and ask price, if traded on any market) thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company, or if the Holder reasonably objects to such valuation, by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

                                            (E) EXCEPTIONS TO ADJUSTMENT OF
                           EXERCISE PRICE. Notwithstanding the foregoing, no adjustment will be made under this Section 11(b) in respect of (1) the granting or issuance of shares of capital stock or of options to employees, consultants, officers and directors of the Company pursuant to any stock option plan, agreement or arrangement duly adopted or approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (2) upon the exercise of the Debentures or any Debentures of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or (3) upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the Original Issue Date, provided that the securities have not been amended since the date of the Purchase Agreement, or (4) issuance of securities in connection with acquisitions, strategic investments, or strategic partnering arrangements, the primary purpose of which is not to raise capital.

                           (iii) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No
                  adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         12. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event, or (b) cash equal to the value of this Warrant as determined in accordance with the Black-Sholes option pricing formula. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of

Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         15. NOTICE OF CORPORATE ACTION. If at any time:

                           (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                           (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

         16. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

         Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         17. MISCELLANEOUS.

                           (a) JURISDICTION. This Warrant shall constitute a contract under the laws of California, without regard to its conflict of law, principles or rules.

                           (b) RESTRICTIONS. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                           (c) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                           (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                           (e) LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                           (f) REMEDIES. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                           (g) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                           (h) AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                           (i) SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                           (j) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  March __, 2003
                                             SVI SOLUTIONS, INC.



                                            By:_________________________________
                                               Name:
                                               Title:

                               NOTICE OF EXERCISE

To:      SVI Solutions, Inc.

         (1) The undersigned hereby elects to purchase ________ Warrant Shares of SVI Solutions, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2) Payment shall take the form of (check applicable box):

                           [ ] in lawful money of the United States; or

                           [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

         (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                  ________________________________________

The Warrant Shares shall be delivered to the following:

                  ________________________________________

                  ________________________________________

                  ________________________________________


         (4) ACCREDITED INVESTOR. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

                                 [PURCHASER]


                                 By: ______________________________
                                     Name:
                                     Title:

                                 Dated:  ________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

_______________________________________________________________.



_______________________________________________________________

                                             Dated:  ______________, _______


                  Holder's Signature: __________________________

                  Holder's Address:_____________________________

                                   _____________________________


Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                   APPENDIX II
                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of March __, 2003, among SVI Solutions, Inc., a Delaware corporation (the "Company"), and the purchasers signatory hereto (each such purchaser is a "Purchaser" and all such purchasers are, collectively, the "Purchasers").

         This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

         The Company and the Purchasers hereby agree as follows:

         1. Definitions

               CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN THAT ARE DEFINED IN THE PURCHASE AGREEMENT SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN THE PURCHASE AGREEMENT. As used in this Agreement, the following terms shall have the following meanings:

                  "Effectiveness Date" means, with respect to the Registration Statement registering for resale the Registrable Securities relating to the First Closing, the 90th calendar day (120th calendar day in the event of a "full review" by the Commission) following the First Closing Date, with respect to the Registration Statement registering for resale the Registrable Securities relating to the Second Closing, the 90th calendar day (120th calendar day in the event of a "full review" by the Commission) following the Second Closing Date and, with respect to any additional Registration Statements which may be required pursuant to
         Section 3(c), the 60th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

                  "Effectiveness Period" shall have the meaning set forth in
         Section 2(a).

                  "Filing Date" means, with respect to the Registration Statement registering for resale the Registrable Securities relating to First Closing, the 30th day following the First Closing Date, with respect to the Registration Statement registering for resale the Registrable Securities relating to Second Closing, the 30th day following the Second Closing Date and, with respect to any additional

         Registration Statements which may be required pursuant to Section 3(c), the 15th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "Indemnified Party" shall have the meaning set forth in
         Section 5(c) hereof.

                  "Indemnifying Party" shall have the meaning set forth in
         Section 5(c) hereof.

                  "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means all of the shares of Common Stock issuable upon conversion in full of the Debentures, assuming for such purposes that all of the Debentures from the First Closing are held until the 26th month anniversary of their date of issuance and all of the Debentures from the Second Closing are held until the 30th month anniversary of their date of issuance, and the lowest possible conversion price in effect during the period between the applicable Closing and the filing date of the Registration Statement (assuming the Monthly Conversion Price is then applicable), exercise in full of the Warrants, shares of Common Stock issuable as payment of interest on the Debentures, shares issuable in lieu of the payment of liquidated damages, together with any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing or in connection with any anti-dilution provisions in the Debentures and Warrants.

                  "Registration Statement" means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                  "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                  "Warrants" shall mean the Common Stock purchase warrants issued to the Purchasers pursuant to the Purchase Agreement.

         2. Shelf Registration

               (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 130% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (unless the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders and except to the extent the Company determines that modifications thereto are required under applicable law) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

               (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by
Section 3(a), the Company shall not be deemed to have satisfied clause (i)), or
(ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 15 Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the

Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 5 consecutive Trading Days or in any individual case an aggregate of 15 Trading Days during any 12 month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 15 Trading Day period is exceeded, or for purposes of clause (v) the date on which such 5 or 15 Trading Day period, as applicable, is exceeded being referred to as "Event Date"), then, on each such Event Date and every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% per month of (i) the Subscription Amount paid by such Holder pursuant to the Purchase Agreement for Securities then held by such Holder, and (ii) if the Warrants are "in the money" and then held by the Holder, the value of any outstanding Warrants (valued at the difference between the average VWAP during the applicable month and the Exercise Price multiplied by the number of shares of Common Stock the Warrants are exercisable into). If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event and shall be in lieu of any and all of the penalties or liquidated damages that might otherwise arise by reason of such Event unless such Event constitutes an Event of Default under the Debentures.

         3. Registration Procedures

               In connection with the Company's registration obligations hereunder, the Company shall:

               (a) Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (excluding any document that would be incorporated or deemed incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably and in good faith object, provided, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents.

               (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within 15 Trading Days, to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

               (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale of by the Holders of not less than 130% of the number of such Registrable Securities.

               (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interests of the Company to allow continued availability or the Registration Statement or Prospectus.

               (e) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

               (f) Use commercially reasonable efforts to register or qualify the resale of such Registrable Securities as required under applicable securities or Blue Sky laws of each State within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

               (g) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

               (h) Upon the occurrence of any event contemplated this Section 3, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (vi) of
Section 3(d) above to suspend the use of the use of any Prospectus until the requisite changes to such Prospectus have been made, or the Company otherwise notifies the Holders of its election to suspend the availability of a Registration Statement and Prospectus pursuant to clause (vi) of Section 3(d), then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable, except that in the case of suspension of the availability of a Registration Statement and Prospectus pursuant to clause (vi) of Section 3(d), the Company shall not be required to take such action until such time as it shall determine that the continued availability of the Registration Statement and Prospectus is no longer not in the best interests of the Company. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of liquidated damages pursuant to Section 2(b), for a period not to exceed 45 consecutive days or for multiple periods not to exceed 60 days in any 12 month period.

               (i) Comply with all applicable rules and regulations of the Commission.

               (j) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

               (k) The Company may require, at any time prior to the third Trading Day prior to the Filing Date, each Holder to furnish to the Company a statement as to the number of shares of Common Stock beneficially owned by such Holder and, if requested by the Commission, the controlling person thereof, within three Trading days of the Company's request. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time shall be tolled and any Event of Default that may otherwise occur solely because of such delay shall be suspended, until such information is delivered to the Company.

         4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Principal Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with

Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders )), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

         5. Indemnification

               (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

               (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon: (i) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

               (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.

               An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the expense of one such counsel for each Holder shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

               Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

               (d) CONTRIBUTION. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

               The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6. Miscellaneous

               (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and all of the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

               (b) NO INCONSISTENT AGREEMENTS. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in
Schedule 6(b) hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

               (c) NO PIGGYBACK ON REGISTRATIONS. Except as and to the extent specified in Schedule 6(c) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders to include securities of the Company in the Registration Statement without the prior written consent of the Holders, which consent shall not be unreasonably withheld.

               (d) COMPLIANCE. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

               (e) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(ii), (iii) or (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(h), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(c).

               (f) PIGGY-BACK REGISTRATIONS. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(f) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act.

               (g) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

               (h) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

               (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

               (j) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of San Diego, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

               (k) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

               (l) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

               (m) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (n) INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                              ********************

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    SVI SOLUTIONS, INC.


                                    By: ____________________________________
                                           Name:
                                           Title:

                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                       [SIGNATURE PAGE OF HOLDERS TO RRA]

                                 OMICRON MASTER TRUST
                                 By:  Omicron Capital L.P., as subadvisor
                                 By:  Omicron Capital Inc., its general partner

                                 By:  ____________________________________
                                       Bruce Bernstein, President

                                 MIDSUMMER INVESTMENT, LTD.
                                 By:  MIDSUMMER CAPITAL, LLC,
                                 As investment advisor


                                 By:______________________________________
                                       Scott Kaufman, Managing Director

                                 ISLANDIA, L.P.


                                 By: _____________________________________
                                        Name:
                                        Title:

                              PLAN OF DISTRIBUTION
                              --------------------

         The selling stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o        privately negotiated transactions;

         o        settlement of short sales

         o broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

         o        a combination of any such methods of sale; and

         o        any other method permitted pursuant to applicable law.

         The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus. Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The selling stockholder may from time to time pledge or grant a security interest in some or all of the Shares or common stock or Warrant owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

         The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The selling stockholders have informed the Company that none of them have any agreement or understanding, directly or indirectly, with any person to distribute the common stock.

         The Company is required to pay all fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                  APPENDIX III
                       MBSJ SECURITIES PURCHASE AGREEMENT

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of April 1, 2003, among SVI Solutions, Inc., a Delaware corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each, including its successors and assigns, a "PURCHASER" and collectively the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT") and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debenture (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

                  "ACTUAL MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures, ignoring any conversion or exercise limits set forth therein, and assuming any previously unconverted Debentures from the Closing are held until the 30th month anniversary of their date of issuance or, if earlier, until maturity, and all interest thereon is paid in shares of Common Stock.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

                  "CAPITAL SHARES" means the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

                  "CAPITAL SHARES EQUIVALENTS" means any securities, rights or obligations that are convertible into or exchangeable for or give any right to subscribe for or purchase, directly or indirectly, any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase, directly or indirectly, Capital Shares or any such convertible or exchangeable securities.

                  "CLOSING" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

                  "CLOSING PRICE" means the average of the 10 VWAPs immediately prior to the date in question.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, par value $0.0001 per share, and any securities into which such common stock shall hereinafter have been reclassified into.

                  "COMPANY COUNSEL" means Solomon, Ward, Seidenwurm & Smith,
         LLP.

                  "DEBENTURE" means, the 9% Convertible Debenture due 30 months from its date of issuance unless otherwise set forth therein, issued by the Company to the Purchasers hereunder, in the form of EXHIBIT A.

                  "DISCLOSURE SCHEDULES" shall have the meaning ascribed to such term in Section 3.1 hereof.

                  "EFFECTIVE DATE" means the date a Registration Statement is first declared effective by the Commission.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" shall have the meaning ascribed to such term in Section 3.1(h) hereof.

                  "LIENS" shall have the meaning ascribed to such term in
         Section 3.1(a) hereof.

                  "LOSSES" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys' fees.

                  "MATERIAL ADVERSE EFFECT" shall have the meaning assigned to such term in Section 3.1(b) hereof.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PRINCIPAL MARKET" means initially the American Stock Exchange and shall also include the New York Stock Exchange, the NASDAQ Small-Cap Market or the NASDAQ National Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated the Closing Date, among the Company and the Purchasers, in the form of EXHIBIT B.

                  "REQUIRED APPROVALS" shall have the meaning ascribed to such term in Section 3.1(e) hereof.

                  "REQUIRED MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures, ignoring any conversion or exercise limits set forth therein, and assuming that (a) any previously unconverted Debenture from the Closing is held until the 30th month anniversary of its date of issuance or, if earlier, until maturity, and all interest is paid in shares of Common Stock and (b) the VWAP at all times on and after the date of determination equals 50% of the actual VWAP on the Trading Day immediately prior to the date of determination.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC REPORTS" shall have the meaning ascribed to such term in
         Section 3.1(h) hereof.

                  "SECURITIES" means the Debentures, Warrants and the Underlying Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SET PRICE" shall have the meaning ascribed to such term in the Debentures.

                  "SHAREHOLDER APPROVAL" shall have the meaning ascribed to such term in Section 4(a)(ii)(B) of the Debenture.

                  "SUBSCRIPTION AMOUNT" means, (i) as to each Purchaser and the Closing, the amount set forth below such Purchaser's signature block on the signature pages hereto and next to the heading "Closing

         Subscription" in United States dollars and in immediately available funds, and (ii) as to each Purchaser "SUBSIDIARY" means any subsidiary of the Company that is required to be listed in SCHEDULE 3.1(a).

                  "TRADING DAY" means any day during which the Principal Market shall be open for business.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Debentures, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of interest on the Debentures.

                  "UNDERLYING SHARES REGISTRATION STATEMENT" OR "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

                  "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time);
         (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the average of the most recent bid and ask price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Debentures then outstanding.

                  "WARRANTS" means collectively the Common Stock purchase warrants, in the form of EXHIBIT C delivered to the Purchasers at the Closing in accordance with Section 2.2 hereof.


                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Purchaser agrees to purchase the Debentures as set forth next to the respective Purchaser's name on the signature pages hereto for a purchase price of $400,000.00 ("PURCHASE PRICE") as follows:

                  (a) CLOSING. On the Closing Date, the Purchaser shall purchase the principal amount of Debentures equal to $400,000 principal amount of Debentures and the Company shall sell such principal amount of Debentures to Purchaser.

         2.2 CLOSING CONDITIONS. Upon satisfaction or waiver by the party sought to be benefited thereby of the conditions set forth in this Section 2.2, Closing shall occur.

                  (a) At or prior to Closing (unless otherwise specified below), the Company shall deliver or cause to be delivered to each Purchaser the following:

                           (i) a Debenture with a principal amount equal to such
                  Purchaser's Subscription Amount as to such Closing, registered in the name of such Purchaser;

                           (ii) a Warrant to purchase up to a number of shares
                  of Common Stock equal to 40% of such Purchaser's Subscription Amount divided by the Closing Price as to the Debentures purchased by such Purchaser at such Closing with a term of 5 years and an exercise price per Warrant Share equal to 115% of the Closing Price on such Closing Date, subject to adjustment therein;

                           (iii) as to the Closing, a legal opinion of Company
                  Counsel, in the form of Exhibit D attached hereto, addressed to the Purchasers;

                           (iv) as to the Closing, written consents of a
                  majority of the voting shareholders of the Company approving Shareholder Approval;

                           (v) as to the Closing, the Registration Rights
                  Agreement duly executed by the Company;

                           (vi) as to the Closing, instructions to the
                  Purchasers to mail $400,000 of the proceeds raised hereunder to SVI Solutions, Inc

                           (vii) as to the Closing, lock-up agreements from each
                  of Softline Limited and Steven Beck & Associates in form and substance reasonably acceptable to each Purchaser.

                  (b) At or prior to Closing, the Purchaser shall deliver or cause to be delivered to the Company the following:

                           (i) Purchaser's Subscription Amount.

                           (ii) Registration Rights Agreement duly executed by
                  Purchaser.

                  (c) All representations and warranties of the other party contained herein shall remain true and correct as of such Closing Date and all covenants of the other party shall have been performed;

                  (d) There shall have been no Material Adverse Effect (as defined in Section 3.1(b) hereof) with respect to the Company since the date hereof;

                  (e) From the date hereof to Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to such Closing), and, at any time prior to such Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the disclosure schedules delivered to the Purchasers concurrently herewith (the "DISCLOSURE SCHEDULES") which Disclosure Schedules shall be deemed a part hereof, or, other than with respect to Sections 3.1(g), 3.1(u), 3.1(v), 3.1(w), 3.1(z) and 3.1(dd), except as set forth in the SEC Reports, the Company hereby makes the representations and warranties set forth below to the Purchasers.

                  (a) SUBSIDIARIES. The Company has no direct or indirect subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "LIENS"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the

         Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than Required Approvals. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not:
         (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses
         (ii) and (iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (e) FILINGS, CONSENTS AND APPROVALS. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
         (i) the filings required under SECTION 4.8, (ii) the filing with the Commission of the Underlying Shares Registration Statement, (iii) the notice and/or application(s) to each applicable Principal Market for the issuance and sale of the Debentures and Warrants and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and applicable Blue Sky filings (collectively, the "REQUIRED APPROVALS").

                  (f) ISSUANCE OF THE SECURITIES. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof. The Company has not, and to the knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market.

                  (g) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in the Disclosure Schedules attached hereto. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the

         Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with the Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has identified and made available to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors,
         (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans.

                  (j) LITIGATION. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the

         Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) COMPLIANCE. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (l) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (m) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. And to the Company's knowledge, any real property and facilities held under lease by the

         Company and the Subsidiaries are held under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (o) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (p) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. A list of the Company's insurance contracts and policies are set forth on the Disclosure Schedules. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (r) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and

         15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-Q for the quarter ended September 30, 2002 (such date, the "EVALUATION DATE"). The Company presented in the Form 10-Q for the quarter ended September 30, 2002 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

                  (s) SOLVENCY/INDEBTEDNESS. Based on the financial condition of the Company as of Closing Date: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "INDEBTEDNESS" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations, whether or not the same are or should be reflected in the Company's balance sheet or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  (t) CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Company agrees that the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.

                  (u) PRIVATE PLACEMENT. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 3.2(b)-(f), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market and no shareholder approval is required for the Company to fulfill its obligations under the Transaction Documents.

                  (v) LISTING AND MAINTENANCE REQUIREMENTS. The Company has not, in the 12 months preceding the date hereof, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (w) REGISTRATION RIGHTS. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (x) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (y) SENIORITY. As of the Closing Date, no indebtedness of the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

                  (z) DISCLOSURE. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section
         3.2 hereof.

                  (aa) TAX STATUS. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

                  (bb) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                  (cc) NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation
         D) or general advertising with respect to the sale of the Debentures or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Debentures, the Underlying Shares or the Warrants under the Securities Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

                  (dd) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement have been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) INVESTMENT INTENT. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) GENERAL SOLICITATION. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.


                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 TRANSFER RESTRICTIONS.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this SECTION 4.1(b), of the following legend on any certificate evidencing Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH

         APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties, so long as any such grant, pledge or transfer does not individually or in the aggregate violate the Securities Act or any rule or regulation promulgated thereunder. If required by the Company's transfer agent in order to effect a pledge, the Company shall cause its counsel, at no cost to the Purchasers, to issue an opinion of counsel to the Company's transfer agent. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Underlying Shares Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); PROVIDED, HOWEVER, in connection with the issuance of the Underlying Shares, each Purchaser, severally and not jointly with the other Purchasers, hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and Commission Regulations. If all or any portion of a Debenture or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Securities issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day 3 Trading Days after such damages have begun to accrue) for each Trading Day after such fifth Trading Day until such certificate is delivered without a legend.

         4.2 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

         4.3 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.4 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market.

         4.5 RESERVATION AND LISTING OF SECURITIES.

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                  (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 200% of
         (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

                  (c) The Company shall: (i) in the time and manner required by the Principal Market, prepare and file with such Principal Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps reasonably necessary to cause such shares of Common Stock to be approved for listing on the Principal Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) use its commercially reasonably best efforts to maintain the listing of such Common Stock on such Principal Market or another Principal Market. In addition, within 30 days of the First Closing Date, the Company shall have filed an information statement with the Commission relating to the Shareholder Approval and shall use reasonable best efforts to cause the Shareholder Approval to be deemed effective as promptly as possible thereafter.

         4.6 CONVERSION AND EXERCISE PROCEDURES. The form of Election to Purchase included in the Warrants and the form of Conversion Notice included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Debentures. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Debentures. The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.7 [RESERVED]

         4.8 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the date of this Agreement, issue a press release or file a Current Report on Form 8-K reasonably acceptable to each Purchaser disclosing all material terms of the transactions contemplated hereby. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, other than in any registration statement filed pursuant to the Registration Rights Agreement and filings related thereto, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Principal Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Principal Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.9 NON-PUBLIC INFORMATION. The Company covenants and agrees that it will not and will instruct any other Person acting on its behalf to not provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.10 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables, capital lease obligations, and accrued expenses in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation. Prior to the receipt of Shareholder Approval, the Company shall not declare or pay any cash dividend on its shares of Common Stock while any Debentures remains outstanding.

         4.11 REIMBURSEMENT. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company, solely as a result of such Purchaser's acquisition of the Securities under this Agreement and without causation by any other activity, obligation, condition or liability on the part of, or pertaining to such Purchaser and not to the purchase of Securities pursuant to this Agreement, the Company will reimburse such Purchaser, to the extent such reimbursement is not provided for in Section 4.12, for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations (and limitations thereon) of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement except to the extent any covenant or warranty owing to the Company is breached.

         4.12 INDEMNIFICATION OF PURCHASERS. Subject to the provisions of this
Section 4.12, each party (the "INDEMNIFYING PARTY") will indemnify and hold the other parties and their directors, officers, shareholders, partners, employees and agents (each, an "INDEMNIFIED PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement or in the other Transaction Documents. If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party. The Indemnifying Party will not be liable to any Indemnified Party under this Agreement (i) for any settlement by an Indemnified Party effected without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed; or
(ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents. In no event shall the liability of any Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Securities; provided that this provision shall not limit the Company's rights and remedies under any other provision pursuant to this Agreement, including but not limited to, the Company's rights under Section 5.15.

         4.13 SHAREHOLDERS RIGHTS PLAN. In the event that a shareholders rights plan is adopted by the Company, no claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under the plan or in any way could be deemed to trigger the provisions of such plan by virtue of receiving Securities under the Transaction Documents.

         4.14.  [RESERVED]

         4.15 LIMITATIONS ON SHORT SALES. Each Purchaser agrees, severally and not jointly, that it will not enter into any Short Sales (as hereinafter defined) from the period commencing on the First Closing Date and ending on the date that all of the Debentures have been converted and all of the Warrants have been exercised. For purposes of this Section 3.2(h), a "SHORT SALE" by any

Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by a Purchasers, in addition to shares of Common Stock held by such Purchaser, Underlying Shares that have not yet been converted pursuant to such Purchaser's Debenture and that have not yet been issued upon exercise of such Purchaser's Warrant shall be deemed to be held long by such Purchaser.


                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 TERMINATION. This Agreement may be terminated by any Purchaser, by written notice to the other parties, if the First Closing has not been consummated on or before April 4, 2003; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         5.2 FEES AND EXPENSES. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

         5.3 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.4 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, or (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.6 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement and the Registration Rights Agreement to any Person to whom such Purchaser assigns or transfers any Securities.

         5.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 4.12.

         5.9 GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of San Diego, California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.10 SURVIVAL. The representations and warranties contained herein shall survive the earlier of (a) 18 months after the Closing Date and (b) the date on which the Debentures and Warrants are no longer outstanding. The agreements and covenants of the Company contained herein shall survive, as to a Purchaser and unless otherwise set forth in the Transaction Documents, until such Purchaser no longer holds any Securities.

         5.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights, provided, however, in the case of a rescission of a conversion of a Debenture or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such conversion or exercise notice.

         5.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.15 REMEDIES. Notwithstanding any provision to the contrary in Section 4.12, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. Without limiting the generality of the foregoing, the Company expressly agrees that its breach of the next-to-last last sentence of Section
4.7 would cause each Purchaser irreparable harm, and consents to the granting of injunctive relief by any court having jurisdiction to preclude any such issuance of securities.

         5.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.17 USURY. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "MAXIMUM RATE"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

         5.18 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser was introduced to the Company by Century Capital, which has acted solely as agent for the Company and not for any Purchaser. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Midsummer. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

         5.19 LIQUIDATED DAMAGES. The Company's obligations to pay any liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such liquidated damages or other amounts are due and payable shall have been canceled.

                             ***********************

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                            SVI SOLUTIONS, INC.


                                            By:_________________________
                                            Name: Barry Schechter
                                            Title: Chairman

                                            Address for Notice:
                                            -------------------
                                            5607 Palmer Way
                                            Carlsbad, CA 92008
                                            Attn: Barry Schechter
                                            Tel:  (858) 481-4405
                                            Fax:

                            PURCHASERS SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                                  Address for Notice:
                                                  -------------------


By:  MBSJ Investors LLC                           C/o Randy Siller
                                                  60 Butler Lane
                                                  New Canaan, Connecticut 06480
By:____________________________             Tel:  (203) 966 5503
       Jeff Cohen                                 Fax: (914) 333 7614
                                                  Attn:  Jeff Cohen

First Closing Subscription:

                                    Exhibit A
                                    ---------
                               (Form of Debenture)

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                                                 Date of Issuance: April 1, 2003

                                                                    $ 400,000.00


                            9% CONVERTIBLE DEBENTURE
                               DUE OCTOBER 1, 2005

         THIS DEBENTURE is one of a series of duly authorized and issued Debentures of SVI Solutions, Inc., a Delaware corporation, having a principal place of business at 5607 Palmer Way, Carlsbad, CA 92008 (the "COMPANY"), designated as its 9% Convertible Debenture, due, with respect to the aggregate principal amount of $400,000 issued at the Closing, October 1, 2005.

         FOR VALUE RECEIVED, the Company promises to pay to MBSJ Investors LLC or its registered assigns (the "HOLDER"), the principal sum of $400,000 on October 1, 2005 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "MATURITY DATE") and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 9% per annum, payable quarterly on March 1, June 1, September 1 and December 1, beginning on the first such date after the Original Issue Date and on each Conversion Date (as to that principal amount then being converted), on each Monthly Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an "INTEREST PAYMENT DATE"), in cash or shares of Common Stock at the Interest Conversion Rate, or a combination thereof; provided, however, payment in shares of Common Stock may only occur if:
(i) there is an effective Underlying Shares Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock to be issued in lieu of cash (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (ii) the Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on a Principal Market will continue uninterrupted for the foreseeable future), (iii) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, including the shares to be issued for interest in lieu of cash and (iv) such issuance would be permitted to the extent it would not violate the limitations set forth in clauses (A) or (B) of Section 4(a)(ii). Subject to the terms and conditions herein, the decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Not less than 20 Trading Days prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to pay interest hereunder either in cash or shares of Common Stock (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Subject to the aforementioned conditions, failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Payment of interest in shares of Common Stock shall otherwise occur pursuant to Section 4(b) and for purposes of the payment of interest in shares only, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Underlying Shares within the time period required by Section 4(b)(i). Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "DEBENTURE REGISTER"). Except as otherwise provided herein, if at anytime the Company pays interest partially in cash and partially in shares of Common Stock, then such payment shall be distributed ratably among the Holders based upon the principal amount of Debentures held by each Holder. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 12% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("LATE FEE") which will accrue daily, from the date such interest is due hereunder through and including the date of payment. EXCEPT AS SET FORTH IN
SECTION 5(a) OF THIS DEBENTURE, THE COMPANY MAY NOT PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT ON THIS DEBENTURE WITHOUT THE PRIOR WRITTEN CONSENT OF THE HOLDER.

         This Debenture is subject to the following additional provisions:

         SECTION 1) This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

         SECTION 2) This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations. The Holder hereof, by acceptance of this Debenture, agrees to be bound by the covenants made by the original Holder contained in the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         SECTION 3) EVENTS OF DEFAULT.

                  a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                           i) any default in the payment of the principal of,
                  interest on or liquidated damages in respect of, any Debentures, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder;

                           ii) the Company shall fail to observe or perform any
                  other covenant, agreement or warranty contained in, or otherwise commit any breach of any of the Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion or interest payment which breach is addressed in clause (x) below) which is not cured, if possible to cure, within 5 days of notice of such default sent by the Holder (except with respect to breaches pursuant to Sections 4.1, 4.8 and 4.9 of the Purchase Agreement and Section 3(a) of the Warrant);

                           iii) the Company or any of its subsidiaries shall
                  commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

                           iv) the Company shall default in any of its
                  obligations under any other Debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $150,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                           v) the Common Stock shall not be eligible for
                  quotation on or quoted for trading on the Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Principal Market") and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

                           vi) the Company shall be a party to any Change of
                  Control Transaction , shall agree to sell or dispose of all or in excess of 45% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction) or shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares);

                           vii) an Underlying Shares Registration Statement
                  shall not have been declared effective by the Commission on or prior to the 180th calendar day after the Original Issue Date;

                           viii) if, during the Effectiveness Period (as defined
                  in the Registration Rights Agreement), the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement, in either case, for more than 10 consecutive Trading Days or 20 non-consecutive Trading Days during any 12 month period;

                           ix) an Event (as defined in the Registration Rights
                  Agreement) shall not have been cured to the reasonable satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement), which shall be covered by
                  Section 3(a)(vii));

                           x) the Company shall fail for any reason to deliver
                  certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof; or

                           (xi) the Company shall fail for any reason to deliver
                  the payment in cash pursuant to a Buy-In (as defined herein) within five days after notice thereof is delivered hereunder.

                  b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Interest shall continue to accrue on the Mandatory Prepayment Amount hereunder from the 5th day after such amount is due (being the date of an Event of Default) through the date of prepayment in full thereof in an amount equal to the Late Fee, to accrue daily from the date such payment is due hereunder through and including the date of payment. All Debentures for which the full prepayment price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

         SECTION 4) CONVERSION.

                  a) i) At any time after the Closing Date, this Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(a)(ii) hereof). The Holder shall effect conversions by delivering to the Company the form of conversion notice attached hereto as Annex A (a "CONVERSION NOTICE"), specifying therein the principal amount of Debentures to be converted and the date on which such conversion is to be effected (a "CONVERSION DATE") and shall contain a completed schedule in the form of SCHEDULE 1 to the Conversion Notice (as amended on each Conversion Date, the "CONVERSION SCHEDULE") reflecting the remaining principal amount of this Debenture and all accrued and unpaid interest thereon subsequent to the conversion at issue. If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that such Conversion Notice is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company unless the entire principal amount of this Debenture has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion Schedule. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to the figures represented in the Conversion Schedules within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

                           ii) CERTAIN CONVERSION RESTRICTIONS.

                                    (A) A Holder may not convert Debentures or
                           receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with its Affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the Debentures held by such Holder after application of this Section. The Holder shall be entitled to rely on the Company's public filing with respect to the number of shares of Common Stock which are then issued and outstanding, and the Holder may inquire of the Company's Chief Financial Officer to obtain a more current number, which shall be provided within 2 Business Days of written request therefor. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Conversion Notice that such Conversion Notice has not violated the restrictions set forth in this paragraph. If the Holder has delivered a Conversion Notice for a principal amount of Debentures that, without regard to any other shares that the Holder or its Affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. In the event of a merger or consolidation of the Company with or into another Person, this paragraph shall not apply with respect to a determination of the number of shares of common stock issuable upon conversion in full of the Debentures if such determination is necessary to establish the Securities or other assets which the holder of Common Stock shall be entitled to receive upon the effectiveness of such merger or consolidation. The provisions of this Section 4(a)(ii)(A) may be waived by the Holder at the election of the Holder upon not less than 61 days' prior notice to the Company, and the provisions of this Section 4(a)(ii)(A) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Section 4(a)(ii)(A) but otherwise in accordance with this Debenture shall affect the status of the Underlying Shares as validly issued, fully-paid and nonassessable.

                                    (B) If the Company has not obtained
                           Shareholder Approval (as defined below), if required by the applicable rules and regulations of the Principal Market (or any successor entity), then the Company may not issue upon conversion of the Debentures, in the aggregate, in excess of (i) 19.999% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Original Issue Date, (ii) less any shares of Common Stock issued as payment of interest or to be issued upon exercise of the Warrants issued to Holders of the Debentures on the Original Issue Date pursuant to the Purchase Agreement (such number of shares, the "ISSUABLE MAXIMUM"). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the aggregate principal amount of the Debenture(s) issued and sold to such Holder on the Original Issue Date by
                           (y) the aggregate principal amount of all Debentures issued and sold by the Company on the Original Issue Date. If any Holder shall no longer hold Debentures, then such Holder's remaining portion of the Issuable Maximum shall be allocated pro-rata among the remaining Holders. If on any Conversion Date: (A) the applicable Set Price then in effect is such that the shares issuable under this Debenture on any Conversion Date together with the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding Debentures would exceed the Issuable Maximum, and (B) the Company shall not have obtained Shareholder Approval, then the Company shall issue to the Holder requesting a conversion a number of shares of Common Stock equal to such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum and, with respect to the remainder of the aggregate principal amount of the Debentures (including any accrued interest) then held by such Holder for which a conversion in accordance with the applicable conversion price would result in an issuance of shares of Common Stock in excess of such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum (the "EXCESS PRINCIPAL"), the Company shall be prohibited from converting such Excess Principal, and shall notify the Holder of the reason therefor. This Debenture shall thereafter be unconvertible until and unless Shareholder Approval is subsequently obtained or is otherwise not required, but this Debenture shall otherwise remain in full force and effect. The Company and the Holder understand and agree that shares of Common Stock issued to and then held by the Holder as a result of conversions of Debentures shall not be entitled to cast votes on any resolution to obtain Shareholder Approval pursuant hereto. For clarity, the failure of the Company to actually obtain Shareholder Approval shall not be a breach of covenant or Event of Default under Section 3 of this Debenture, provided, that any issuance of securities which results in an adjustment to the Set Price (other than pursuant to Section 4(c)(ii)) without the Company having previously sought and voted on Shareholder Approval as set forth in the Purchase Agreement shall be a breach of covenant in the Purchase Agreement and an Event of Default under Section 3(a)(ii).

                           iii) UNDERLYING SHARES ISSUABLE UPON CONVERSION AND
                  PURSUANT TO INTEREST.

                                    (A) CONVERSION OF PRINCIPAL AMOUNT. The
                           number of shares of Common Stock issuable upon a conversion shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted and (y) the Set Price, and

                                    (B) PAYMENT OF INTEREST IN UNDERLYING
                           SHARES. The number of shares of Common Stock issuable upon payment of interest under this Debenture shall be the number determined by (x) the product of (I) the outstanding principal amount of this Debenture to be converted and (II) the product of (aa) the quotient obtained by dividing 9% by 360 and (bb) the number of days for which such principal amount was outstanding, divided by (y) the applicable Interest Conversion Rate, provided, that if the Company shall have elected to pay the interest due on an Interest Payment Date in cash pursuant to the terms hereof, this subsection (B) shall not be used in the calculation of the number of shares of Common Stock issuable upon a conversion hereunder.

                                    (C) Notwithstanding anything to the contrary
                           contained herein, if on any Conversion Date:

                                            (1) the number of shares of Common
                                    Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to honor such conversion;

                                            (2) the Common Stock shall fail to
                                    be listed or quoted for trading on a
                                    Principal Market; or

                                            (3) the Company has failed to timely
                                    satisfy its conversion obligations
                                    hereunder.

                                    and, with respect to such delivery, no prior
                           demand has been made by the Holder pursuant to
                           Section 4(b)(ii) or Section 4(b)(iii), then, at the option of the Holder, the Company, in lieu of delivering shares of Common Stock pursuant to this
                           Section 4, shall deliver, within five Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the number of shares of Common Stock otherwise deliverable to the Holder in connection with such Conversion Date and the highest VWAP during the period commencing on the Conversion Date and ending on the Trading Day prior to the date such payment is made.

                  b) i) Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder (A) a certificate or certificates for the Shares of Common Stock which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of Debentures and (B) a bank check in the amount of accrued and unpaid interest (if the Company has timely elected or is required to pay accrued interest in cash). The Company shall, upon request of the Holder, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Debentures tendered for conversion.

                  ii) If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the fifth Trading Day after the Conversion Date, and, with respect to such delivery, no prior demand has been made by the Holder pursuant to Section 4(a)iii)(C) or Section 4(b)(iii) the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of principal amount being converted, $50 per Trading Day (increasing to $100 per Trading Day after 3 Trading Days and increasing to $200 per Trading Day 6 Trading Days after such damages begin to accrue) for each Trading Day after such fifth Trading Day until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                  (iii) In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i) by the fifth Trading Day after the Conversion Date, and with respect to such delivery, no prior demand has been made by the Holder pursuant to Section 4(a)(iii)(C) or Section 4(b)(ii), if after such fifth Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Debentures in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the actual sale price of the Underlying Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.

                  (iv) Notwithstanding anything herein to the contrary, if after the Effective Date the VWAP for any 15 consecutive Trading Days exceeds then Set Price by more than 200%, the Company may, within 2 Trading Days of any such period, deliver a notice to the Holder (a "FORCED CONVERSION NOTICE" and the date such notice is received by the Holder, the "FORCED CONVERSION NOTICE DATE") to cause the Holder to immediately convert all or part (and if part, pro-rata in proportion to each Holders initial purchase of the Debentures) of the then outstanding principal amount of Debentures pursuant to Section 4(a)(i). The Company may only effect a Forced Conversion Notice if each of the following shall be true: (i) the Company shall have duly honored all conversions occurring by virtue of one or more Conversion Notices prior to the Forced Conversion Date, (ii) there is an effective Underlying Shares Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the Underlying Shares issued to the Holder and all of the Underlying Shares as are issuable to the Holder upon conversion in full of this Debenture subject to the Forced Conversion Notice (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iii) the Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on a Principal Market will continue uninterrupted for the foreseeable future), (iv) all liquidated damages and other amounts owing in respect of the Debentures and Underlying Shares shall have been paid or will, concurrently with the issuance of the Underlying Shares, be paid in cash; (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all the Underlying Shares as are issuable to the Holder upon conversion in full of the Debentures subject to the Forced Conversion Notice;
                  (vi) no Event of Default nor any event that with the passage of time would constitute an Event of Default has occurred and is continuing; (vii) such issuance would be permitted in full without violating the limitations set forth in clauses (A) or
                  (B) of Section 4(a)(ii) and (viii) no public announcement of a pending or proposed Change of Control Transaction or Fundamental Transaction has occurred that has not been consummated.

                  (c) i) The conversion price in effect on any Conversion Date shall be equal to $1.0236 (subject to adjustment herein)(the "SET PRICE").

                  ii) If the Company, at any time while the Debentures are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  iii) If the Company, at any time while Debentures are outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock or Common Stock Equivalents at a price per share less than the VWAP at the record date mentioned below, then the Set Price shall be adjusted by multiplying the Set Price in effect immediately prior to such record date by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the VWAP on the record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                  iv) If the Company or any subsidiary thereof, as applicable, at any time while Debentures are outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or any equity or equity equivalent securities (including any equity, debt or other instrument that is at any time over the life thereof convertible into or exchangeable for Common Stock) (collectively, "COMMON STOCK EQUIVALENTS") entitling any Person to acquire shares of Common Stock, at an effective price per share less than 87% of the then Set Price ("DILUTIVE ISSUANCE"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Set Price, such issuance shall be deemed to have occurred for less than the Set Price), then the Set Price shall be reduced to equal 115% of the effective conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

                  v) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Set Price shall be determined by multiplying such price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  vi) [RESERVED]

                  vii) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding.

                  viii) The Company agrees that it is prohibited from taking any actions specified in Sections 4(c)(iii)-(v) which would result in any adjustment to the Set Price prior to submitting the transactions contemplated by the Purchase Agreement to a vote for Shareholder Approval. Whenever the Set Price is adjusted pursuant to any of Section 4(c)(ii) - (v), the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  ix) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                  x) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "ALTERNATE CONSIDERATION"). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such

                  Fundamental Transaction shall issue to the Holder a new Debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such Debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 100% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.

                  (xi) Notwithstanding the foregoing, no adjustment will be made under this paragraph (c) in respect of (A) the granting or issuance of shares of capital stock or of options to employees, officers, directors and consultants of the Company pursuant to any stock option plan agreement or arrangement duly adopted or approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (B) upon the exercise of this Debenture or any other Debenture of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or (C) upon the exercise of or conversion of any Convertible Securities, options or warrants issued and outstanding on the Original Issue Date, provided such securities have not been amended since the date of the Purchase Agreement, or (D) issuance of securities in connection with acquisitions, strategic investments, or strategic partnering arrangements, the primary purpose of which is not to raise capital.

                  (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

                  (e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  (f) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  (g) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at the address set forth above, FACSIMILE NUMBER (760) 496-0285, ATTN: BARRY SCHECHTER or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date

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

         of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

                  SECTION 5. REDEMPTION.

                  (a) OPTIONAL REDEMPTION. Subject to the provisions of this
         Section 5, the Company may, at any time, deliver a notice to the Holders (an "Optional Redemption Notice" and the date such notice is deemed delivered hereunder, the "Optional Redemption Notice Date") of its irrevocable election to redeem all, but not less than all, of the then outstanding Debentures, for an amount, in cash, equal to the Optional Redemption Amount on the 30th Trading Day following the Optional Redemption Notice Date (such date, the "Optional Redemption Date" and such redemption, the "Optional Redemption"). The Optional Redemption Amount is due in full on the Optional Redemption Date. The Company may only effect an Optional Redemption if from the Optional Redemption Notice Date through to the Optional Redemption Date, each of the following shall be true: (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Conversion Notices prior to the Optional Redemption Date, (ii) there is an effective Underlying Shares Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the Underlying Shares issued to the Holders and all of the Underlying Shares as are issuable to the Holders upon conversion in full of the Debentures subject to the Optional Redemption (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iii) the Common Stock is listed for trading on the Principal Market (and the Company believes, in good faith, that trading of the Common Stock on the Principal Market will continue uninterrupted for the foreseeable future), (iv) all liquidated damages and other amounts owing in respect of the Debentures shall have been paid or will, concurrently with the issuance of the Underlying Shares, be paid in cash; (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all the Underlying Shares as are issuable to the Holder upon conversion in full of the Debentures subject to the Optional Redemption; (vi) no Event of Default has occurred and is continuing;
         (vii) an issuance of all of the Underlying Share upon conversion hereunder would be permitted in full without violating the limitations set forth in Section 4(a)(ii)(A) or (B); and (viii) no public announcement of a pending or proposed Fundamental Transaction or acquisition transaction has occurred that has not been consummated. If any of the foregoing conditions shall cease to be satisfied at any time during the required period, then the Holder may elect to nullify the Optional Redemption Notice in which case the Option Redemption Notice shall be null and void, ab initio. The Holders may convert, pursuant to
         Section 4(a)(i) hereof, any shares of Debentures subject to an Optional Redemption at any time prior to the date that the Optional Redemption Amount and all amounts owing thereon are due and paid in full. The Company covenants and agrees that it will honor all Conversion Notices tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full.

                  (b) MONTHLY REDEMPTION. On each Monthly Redemption Date, the Company shall redeem each Holder's Pro Rata Portion of the Monthly Redemption Amount plus accrued but unpaid interest, the sum of all liquidated damages and any other amounts then owing to such Holder in respect of the Debenture. For purposes of this subsection 5(b) only, "PRO RATA PORTION" is the ration of (x) the principal amount of this Debenture on the Original Issue Date and (y) the sum of the aggregate original principal amounts of the Debentures issued to all Holders on the Closing. If any Holder shall no longer holds Debentures, then the Pro Rata Portion shall be recalculated to exclude such Holder's principal amount from clause (y) above. Monthly Redemption Amount shall be allocated pro-rata among the remaining Holders. The Monthly Redemption Amount due on each Monthly Redemption Date shall, except as provided in this Section, be paid in cash. As to any Monthly Redemption and upon 20 Trading Days' prior written irrevocable notice, in lieu of a cash redemption payment the Company may elect to pay 100% of a Monthly Redemption in Underlying Shares based on a conversion price equal to the lesser of (i) 90% of the average of the 20 VWAPs immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 20 Trading Day period) and (ii) the Set Price (the "MONTHLY CONVERSION PRICE"); PROVIDED, HOWEVER, that the Company may not pay the Monthly Redemption Amount in Underlying Shares unless, on the Monthly Redemption Date and during the 20 Trading Day period immediately prior thereto, (i) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the Underlying Shares issued to the Holder and all of the Underlying Shares as are issuable to the Holder upon conversion in full of the Debenture subject to such Monthly Redemption (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (ii) the Common Stock is listed for trading on a Principal Market (and the Company believes, in good faith, that trading of the Common Stock on the Principal Market will continue uninterrupted for the foreseeable future), (iii) on or prior to the 20th Trading Day prior to such Monthly Redemption Date, the Company irrevocably notifies the Holder that it will issue Underlying Shares in lieu of cash; (iv) all liquidated damages and other amounts owing in respect of the Debenture shall have been paid or will, concurrently with the issuance of the Underlying Shares, be paid in cash; (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for such issuance; (vi) such issuance would be permitted in full without violating the limitations set forth in Section 4(a)(ii)(A) or (B); (vii) no Event of Default nor any event that with the passage of time would constitute an Event of Default has occurred and is continuing; and (viii) no public announcement of a pending or proposed Change of Control Transaction or Fundamental Transaction has occurred that has not been consummated. The Holders may convert, pursuant to Section 4(a)(i), any principal amount of the Debenture subject to a Monthly Redemption at any time prior to the date that the Monthly Redemption Amount and all amounts owing thereon are due and paid in full. The Company covenants and agrees that it will honor all Conversion Notices tendered up until such amounts are paid in full.

                  (c) REDEMPTION PROCEDURE. The payment of cash and/or issuance of Common Stock, as the case may be, pursuant to a Monthly Redemption shall be made on the Monthly Redemption Date and the payment of cash pursuant to an Optional Redemption shall be made on the Optional Redemption Date. If any portion of the cash payment for a Monthly Redemption or Optional Redemption shall not be paid by the Company by the respective due date, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the payment of the Monthly Redemption Amount or Optional Redemption Amount, as applicable, plus all amounts owing thereon is paid in full. In addition, if any portion of the Monthly Redemption Amount or Optional Redemption Amount, as applicable, remains unpaid after such date, the Holders subject to such redemption may elect, by written notice to the Company given at any time thereafter, to invalidate AB INITIO such redemption, notwithstanding anything herein contained to the contrary. Notwithstanding anything to the contrary in this Section 6, the Company's determination to redeem in cash or shares of Common Stock shall be applied ratably among the Holders based upon the principal amount of Debentures initially purchased by each Holder, adjusted upward ratably in the event all of the shares of Debentures of any Holder are no longer outstanding.

         SECTION 6. DEFINITIONS. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "CHANGE OF CONTROL TRANSACTION" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 45% of the voting securities of the Company, or (ii) a replacement at one time or within a one year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock, $0.0001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  "CONVERSION DATE" shall have the meaning set forth in Section 4(a)(i) hereof.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "INTEREST CONVERSION RATE" means 90% of the lesser of (i) the average of the 20 VWAPs immediately prior to the applicable Interest Payment Date or (ii) the average of the 20 VWAPs immediately prior to the date the applicable interest payment shares are issued and delivered if after the Interest Payment Date.

                  "LATE FEES" shall have the meaning set forth in the second paragraph to this Debenture.

                  "MANDATORY PREPAYMENT AMOUNT" for any Debentures shall equal the sum of (i) the greater of: (A) 120% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder, or (B) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder, divided by the Set Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

                  "MONTHLY CONVERSION PRICE" shall have the meaning set forth in
         Section 5(a) hereof.

                  "MONTHLY REDEMPTION" shall mean the redemption of the Debenture pursuant to Section 5(a) hereof.

                  "MONTHLY REDEMPTION AMOUNT" shall mean, as to a Monthly Redemption, $20,000 in the aggregate among all Holders commencing on February 1, 2004.

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

                  "MONTHLY REDEMPTION DATE" means the 1st of each month, commencing on February 1, 2004 and ending upon the full redemption of this Debenture.

                  "OPTIONAL REDEMPTION AMOUNT" shall mean the sum of (i) 110% of the principal amount of the Debenture then outstanding, (ii) accrued but unpaid interest and (iii) all liquidated damages and other amounts due in respect of the Debentures.

                  "OPTIONAL REDEMPTION DATE" shall have the meaning set forth in
         Section 5(a).

                  "ORIGINAL ISSUE DATE" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

                  "PERSON" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SET PRICE" shall have the meaning set forth in Section
         4(c)(i).

                  "SHAREHOLDER APPROVAL" means such approval as may be required by the applicable rules and regulations of the Principal Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares and shares of Common Stock issuable upon exercise of the Warrants.

                  "TRADING DAY" means (a) a day on which the shares of Common Stock are traded on the Principal Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not quoted on a Principal Market, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); PROVIDED, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

                  "TRANSACTION DOCUMENTS" shall have the meaning set forth in the Purchase Agreement.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.

                  "UNDERLYING SHARES REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

                  "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market or the OTC Bulletin Board, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market (or OTC Bulletin Board) on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on a Principal Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized independent appraiser selected in good faith by Purchasers holding a majority of the outstanding principal amount of Debentures.

         SECTION 7. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks PARI PASSU with all other Debentures now or hereafter issued under the terms set forth herein. As long as there are Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; (c) enter into any agreement with respect to any of the foregoing; or (d) issue any variable priced equity securities or variable priced equity linked securities.

         SECTION 8. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

         SECTION 9. The Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures.

         SECTION 10. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of San Diego, California (the "CALIFORNIA COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such California Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         SECTION 11. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

         SECTION 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

         SECTION 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.


                              *********************

         IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                                    SVI SOLUTIONS, INC.


                                    By:__________________________
                                        Name:  Barry M. Schechter
                                        Title: Chairman

                                     ANNEX A

                              NOTICE OF CONVERSION


The undersigned hereby elects to convert principal and, if specified, interest under the 9% Convertible Debenture of SVI Solutions, Inc., (the "Company") due on ________ __, 200__, into shares of common stock, $0.0001 par value per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
                              Date to Effect Conversion:

                              Principal Amount of Debentures to be Converted

                              Payment of Interest in Common Stock |_| Yes |_| No
                                    If yes, $ _______ of Interest Accrued on
                                    Account of Conversion at Issue

                              Number of shares of Common Stock to be Issued:

                              Applicable Conversion Price:

                              Signature:

                              Name:

                              Address:

                                   EXHIBIT B
                                   ---------


        [See Appendix IV for Form of MBSJ Registration Rights Agreement]

                              PLAN OF DISTRIBUTION
                              --------------------

         The selling stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o        privately negotiated transactions;

         o        settlement of short sales

         o broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

         o        a combination of any such methods of sale; and

         o        any other method permitted pursuant to applicable law.

         The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus. Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The selling stockholder may from time to time pledge or grant a security interest in some or all of the Shares or common stock or Warrant owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

         The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The selling stockholders have informed the Company that none of them have any agreement or understanding, directly or indirectly, with any person to distribute the common stock.

         The Company is required to pay all fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                    EXHIBIT C
                                    ---------
                                (Form of Warrant)

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES STOCK PURCHASE WARRANT


                  To Purchase 156,311 Shares of Common Stock of
                               SVI Solutions, Inc.

         THIS STOCK PURCHASE WARRANT CERTIFIES that, for value received, MBSJ Investors LLC (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after April 1, 2003 (the "Initial Exercise Date") and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from SVI Solutions, Inc., a corporation incorporated in the State of Delaware (the "Company"), up to 156,311 shares (the "Warrant Shares") of Common Stock, par value $0.0001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $1.0236, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April 1, 2003, between the Company and the investors signatory thereto.

         1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part to an Affiliate of the Holder, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

The Holder hereof, by acceptance of this Warrant, agrees to be bound by the covenants made by the original Holder contained in the Purchase Agreement.

         2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. Exercise of Warrant.

                  (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or by means of a cashless exercise pursuant to Section 3(d), the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within five (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the fifth Trading Day after the date of exercise, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the fifth Trading Day after the date of exercise, and if after such fifth Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause
         (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

                  (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  (c) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (i) the number of shares of Common Stock beneficially owned by such Holder, together with any affiliate thereof (other than Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 4.9999% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 3(c). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder. To the extent that the limitation contained in this Section 3(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(c). The provisions of this
         Section 3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 3(c) but otherwise in accordance with this Warrant shall affect the status of the Warrant Shares as validly issued, fully-paid and nonassessable.

                  (d) If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

     (A) = the VWAP on the Trading Day preceding the date of such election;

           (B) = the Exercise Price of the Warrants, as adjusted; and

  (X) = the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

                  (e) Subject to the provisions of this Section 3, if after the Effective Date the VWAP for twenty consecutive Trading Days (the "Measurement Price") exceeds 300% of the then Exercise Price (subject to adjustment herein) (the "Threshold Price"), then the Company may, on one occasion and within two Trading Days of such period, call for cancellation of all or any portion of this Warrant for which a Notice of Exercise has not yet been delivered (such right, a "Call"). To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a "Call Notice"), indicating therein the portion of unexercised portion of this Warrant to which such notice applies. If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received from and after the date of the Call Notice will be cancelled at 6:30 p.m. (New York City time) on the tenth Trading Day after the date the Call Notice is received by the Holder (such date, the "Call Date"). Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Call Notice that are tendered from the time of delivery of the Call Notice through 6:30 p.m. (New York City time) on the Call Date. The parties agree that any Notice of Exercise delivered following a Call Notice shall first reduce to zero the number of Warrant Shares subject to such Call Notice prior to reducing the remaining Warrant Shares available for purchase under this Warrant. For example, if (x) this Warrant then permits the Holder to acquire 100 Warrant Shares, (y) a Call Notice pertains to 75 Warrant Shares, and (z) prior to 6:30 p.m. (New York City time) on the Call Date the Holder tenders a Notice of Exercise in respect of 50 Warrant Shares, then (1) on the Call Date the right under this Warrant to acquire 25 Warrant Shares will be automatically cancelled, (2) the Company, in the time and manner required under this Warrant, will have issued and delivered to the Holder 50 Warrant Shares in respect of the exercises following receipt of the Call Notice, and (3) the Holder may, until the Termination Date, exercise this Warrant for 25 Warrant Shares (subject to adjustment as herein provided and subject to subsequent Call Notices). Subject again to the provisions of this Section 10, the Company may deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall not have delivered a Notice of Exercise. Notwithstanding anything to the contrary set forth in this Warrant, the Company may not deliver a Call Notice or require the cancellation of this Warrant (and any Call Notice will be void), unless, from the beginning of the 20 consecutive Trading Days used to determine whether the Common Stock has achieved the Threshold Price through the Call Date, (i) the Measurement Price equals or exceeds the Threshold Price, (ii) the Company shall have honored in accordance with the terms of this Warrant all Notices of Exercise delivered by 6:30 p.m. (New York City time) on the Call Date, (iii) the Registration Statement shall be effective as to all Warrant Shares and the prospectus thereunder available for use by the Holder for the resale all such Warrant Shares and (iv) the Common Stock shall be listed or quoted for trading on the Principal Market.

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

         5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

         7. Transfer, Division and Combination.

                  (a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(f) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

                  (e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws,
         (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

         8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. Adjustments of Exercise Price and Number of Warrant Shares.

                  (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares,
         (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) Anti Dilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder and for which this Warrant is then exercisable pursuant to Section 1 hereof shall be subject to adjustment from time to time as provided in this
         Section 11(b). In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

                           (i) Adjustment of Exercise Price. Except as set forth in Section 11(b)(ii)(E), if and whenever the Company issues or sells, or in accordance with Section 11(b) hereof is deemed to have issued or sold, any shares of Common Stock for an effective consideration per share of less than the then Exercise Price or for no consideration (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance"), then, the Exercise Price shall be reduced to equal the Base Share Price, provided, that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Capital Share Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock. Such adjustment shall be made whenever such shares of Common Stock or Capital Share Equivalents are issued.

                           (ii) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 11(b) hereof, the following will be applicable:

                                    (A) Issuance of Rights or Options. If the
                  Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the effective price per share for which Common Stock is issuable upon the exercise of such Options is less than the Exercise Price ("Below Base Price Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Base Price Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share and the maximum consideration payable to the Company upon such exercise (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will be deemed to have been received by the Company. For purposes of the preceding sentence, the "effective price per share for which Common Stock is issuable upon the exercise of such Below Base Price Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Base Price Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Base Price Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Base Price Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Base Price Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Base Price Options.

                                    (B) Issuance of Convertible Securities. If
                  the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the effective price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Exercise Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share and the maximum consideration payable to the Company upon such exercise (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will be deemed to have been received by the Company. For the purposes of the preceding sentence, the "effective price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                                    (C) Change in Option Price or Conversion
                  Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                                    (D) Calculation of Consideration Received.
                  If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (average of the closing bid and ask price, if traded on any market) thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company, or if the Holder reasonably objects to such valuation, by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

                                    (E) Exceptions to Adjustment of Exercise
                  Price. Notwithstanding the foregoing, no adjustment will be made under this Section 11(b) in respect of (1) the granting or issuance of shares of capital stock or of options to employees, consultants, officers and directors of the Company pursuant to any stock option plan, agreement or arrangement duly adopted or approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (2) upon the exercise of the Debentures or any Debentures of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or (3) upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the Original Issue Date, provided that the securities have not been amended since the date of the Purchase Agreement, or (4) issuance of securities in connection with acquisitions, strategic investments, or strategic partnering arrangements, the primary purpose of which is not to raise capital.

                           (iii) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the

Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event, or (b) cash equal to the value of this Warrant as determined in accordance with the Black-Sholes option pricing formula. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         15. Notice of Corporate Action. If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

                  then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

         16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

         Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         17. Miscellaneous.

                  (a) Jurisdiction. This Warrant shall constitute a contract under the laws of California, without regard to its conflict of law, principles or rules.

                  (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  (e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  April 1, 2003
                                                      SVI SOLUTIONS, INC.



                                                     By:_____________________
                                                     Name: Barry Schechter
                                                     Title: Chairman

                               NOTICE OF EXERCISE

To: SVI Solutions, Inc.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of SVI Solutions, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or
[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                           _______________________________


The Warrant Shares shall be delivered to the following:

                           _______________________________

                           _______________________________

                           _______________________________

(4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

                                              [PURCHASER]


                                              By: ______________________________
                                                    Name:
                                                    Title:

                                              Dated:  __________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)


FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.



_______________________________________________________________

                           Dated:  ______________, _______


                           Holder's Signature:_____________________________

                           Holder's Address:_______________________________

                                            _______________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                   SCHEDULE 1

                               CONVERSION SCHEDULE

9% Convertible Debentures due on _______ ___, 200__, in the aggregate principal amount of $____________ issued by SVI Solutions, Inc. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

                                                       Dated:

------------------------------- ------------------------- ----------------------- ------------------------------


                                                           Aggregate Principal
                                                             Amount Remaining
      Date of Conversion                                      Subsequent to
(or for first entry, Original                                   Conversion
         Issue Date)              Amount of Conversion         (or original              Company Attest
                                                            Principal Amount)
------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------



------------------------------- ------------------------- ----------------------- ------------------------------


------------------------------- ------------------------- ----------------------- ------------------------------

                                     ANNEX A

                             Company Mailing Address
                                 5607 Palmer Way
                               Carlsbad, Ca 92008

                                   APPENDIX IV
                            MBSJ REGISTRATION RIGHTS

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of April 1, 2003, among SVI Solutions, Inc., a Delaware corporation (the "COMPANY"), and the purchasers signatory hereto (each such purchaser is a "PURCHASER" and all such purchasers are, collectively, the "PURCHASERS").

               This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "PURCHASE AGREEMENT").

               The Company and the Purchasers hereby agree as follows:

        1. DEFINITIONS

               CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN THAT ARE DEFINED IN THE PURCHASE AGREEMENT SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN THE PURCHASE AGREEMENT. As used in this Agreement, the following terms shall have the following meanings:

                        "EFFECTIVENESS DATE" means, with respect to the Registration Statement registering for resale the Registrable Securities relating to the Closing, the 90th calendar day (120th calendar day in the event of a "full review" by the Commission) following the Closing Date and with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 60th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; PROVIDED, HOWEVER, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

                        "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(a).

                        "FILING DATE" means, with respect to the Registration Statement registering for resale the Registrable Securities relating to Closing, the 30th day following the Closing Date and with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 15th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder

                        "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                        "INDEMNIFIED PARTY" shall have the meaning set forth in
         Section 5(c) hereof.

                        "INDEMNIFYING PARTY" shall have the meaning set forth in
         Section 5(c) hereof.

                        "PROSPECTUS" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                        "REGISTRABLE SECURITIES" means all of the shares of Common Stock issuable upon conversion in full of the Debentures, assuming for such purposes that all of the Debentures from the Closing are held until the 30th month anniversary of their date of issuance and the lowest possible conversion price in effect during the period between the applicable Closing and the filing date of the Registration Statement (assuming the Monthly Conversion Price is then applicable), exercise in full of the Warrants, shares of Common Stock issuable as payment of interest on the Debentures, shares issuable in lieu of the payment of liquidated damages, together with any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing or in connection with any anti-dilution provisions in the Debentures and Warrants.

                        "REGISTRATION STATEMENT" means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                        "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                        "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                        "WARRANTS" shall mean the Common Stock purchase warrants issued to the Purchasers pursuant to the Purchase Agreement.

        2. SHELF REGISTRATION

               (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 130% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (unless the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders and except to the extent the Company determines that modifications thereto are required under applicable law) substantially the "Plan of Distribution" attached hereto as ANNEX A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "EFFECTIVENESS PERIOD").

               (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by
Section 3(a), the Company shall not be deemed to have satisfied clause (i)), or
(ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 15 Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 5 consecutive Trading Days or in any individual case an aggregate of 15 Trading Days during any 12 month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an "EVENT", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 15 Trading Day period is exceeded, or for purposes of clause (v) the date on which such 5 or 15 Trading Day period, as applicable, is exceeded being referred to as "EVENT DATE"), then, on each such Event Date and every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% per month of (i) the Subscription Amount paid by such Holder pursuant to the Purchase Agreement for Securities then held by such Holder, and (ii) if the Warrants are "in the money" and then held by the Holder, the value of any outstanding Warrants (valued at the difference between the average VWAP during the applicable month and the Exercise Price multiplied by the number of shares of Common Stock the Warrants are exercisable into). If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event and shall be in lieu of any and all of the penalties or liquidated damages that might otherwise arise by reason of such Event unless such Event constitutes an Event of Default under the Debentures.

        3. REGISTRATION PROCEDURES

               In connection with the Company's registration obligations hereunder, the Company shall:

               (a) Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (excluding any document that would be incorporated or deemed incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably and in good faith object, provided, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents.

               (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a

Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within 15 Trading Days, to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

               (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale of by the Holders of not less than 130% of the number of such Registrable Securities.

               (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interests of the Company to allow continued availability or the Registration Statement or Prospectus.

               (e) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

               (f) Use commercially reasonable efforts to register or qualify the resale of such Registrable Securities as required under applicable securities or Blue Sky laws of each State within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

               (g) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

               (h) Upon the occurrence of any event contemplated this Section 3, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (vi) of
Section 3(d) above to suspend the use of the use of any Prospectus until the requisite changes to such Prospectus have been made, or the Company otherwise notifies the Holders of its election to suspend the availability of a

Registration Statement and Prospectus pursuant to clause (vi) of Section 3(d), then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable, except that in the case of suspension of the availability of a Registration Statement and Prospectus pursuant to clause (vi) of Section 3(d), the Company shall not be required to take such action until such time as it shall determine that the continued availability of the Registration Statement and Prospectus is no longer not in the best interests of the Company. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of liquidated damages pursuant to Section 2(b), for a period not to exceed 45 consecutive days or for multiple periods not to exceed 60 days in any 12 month period.

           (i) Comply with all applicable rules and regulations of the Commission.

           (j) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

           (k) The Company may require, at any time prior to the third Trading Day prior to the Filing Date, each Holder to furnish to the Company a statement as to the number of shares of Common Stock beneficially owned by such Holder and, if requested by the Commission, the controlling person thereof, within three Trading days of the Company's request. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time shall be tolled and any Event of Default that may otherwise occur solely because of such delay shall be suspended, until such information is delivered to the Company.

        4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Principal Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders )), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other

Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

        5. INDEMNIFICATION

               (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

               (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon: (i) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

               (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PArty"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.

               An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the expense of one such counsel for each Holder shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

               Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

               (d) CONTRIBUTION. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable

Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

               The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

        6. MISCELLANEOUS

               (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and all of the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

               (b) NO INCONSISTENT AGREEMENTS. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in
Schedule 6(b) hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

               (c) NO PIGGYBACK ON REGISTRATIONS. Except as and to the extent specified in Schedule 6(c) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders to include securities of the Company in the Registration Statement without the prior written consent of the Holders, which consent shall not be unreasonably withheld.

               (d) COMPLIANCE. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

               (e) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections

3(d)(ii), (iii) or (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(h), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(c).

               (f) PIGGY-BACK REGISTRATIONS. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(f) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act.

               (g) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

               (h) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

               (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

               (j) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of San Diego, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

               (k) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

               (l) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

               (m) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (n) INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                              ********************

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    SVI SOLUTIONS, INC.


                                    By: _________________________________
                                           Name:  Barry M. Schechter
                                           Title: Chairman

                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                       [SIGNATURE PAGE OF HOLDERS TO RRA]

                                    MBSJ INVESTORS LLC

                                    By:  Jeff Cohen, its general partner

                                    By:  _______________________________
                                                Jeff Cohen


                              PLAN OF DISTRIBUTION
                              --------------------

         The selling stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

         o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

         o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         o an exchange distribution in accordance with the rules of the applicable exchange;

         o        privately negotiated transactions;

         o        settlement of short sales

         o broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

         o        a combination of any such methods of sale; and

         o        any other method permitted pursuant to applicable law.

         The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus. Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The selling stockholder may from time to time pledge or grant a security interest in some or all of the Shares or common stock or Warrant owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

         The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The selling stockholders have informed the Company that none of them have any agreement or understanding, directly or indirectly, with any person to distribute the common stock.

         The Company is required to pay all fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                   APPENDIX V
                              CRESTVIEW AGREEMENT


         This Agreement (this "AGREEMENT") is dated as of May 5, 2003, among SVI Solutions, Inc., a Delaware corporation (the "COMPANY"), Crestview Capital Fund I, LP ("One"), Crestview Capital Fund II, LP ("Two") and Crestview Capital Offshore Fund, Inc. ("Offshore") (One, Two and Offshore are collectively referred to as the "Purchasers").

         WHEREAS, the Company and the purchasers signatory thereto (collectively, the "Original Purchasers") are parties to that certain Securities Purchase Agreement dated as of March 31, 2003 (the "Purchase Agreement");

         WHEREAS, defined terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement;

         WHEREAS, subject to the terms and conditions set forth in this Agreement and the Purchase Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereto agree as follows:

         1. INVESTMENT. (i) Within two (2) Trading Days from the date hereof, each of One, Two and Offshore shall deliver to the Company via wire transfer their respective amounts of the Purchase Price as set forth on the signature pages hereto and labeled as the subscription amount, and the Company shall deliver to the Purchasers the Debentures evidencing said principal amount and the Warrants issuable at the Closing, except that the Purchaser shall receive 30% Warrant coverage rather than 40% Warrant coverage under Section 2.2(a)(ii) of the Purchase Agreement.

         (ii) Upon satisfaction or waiver of the conditions set forth in Section
2.2 of the Purchase Agreement and receipt of the written consent of the Original Purchasers to the transactions contemplated by this Agreement, except the conditions set forth in subsections 2.2(iii)[legal opinion of Company Counsel], 2.2(a)(iv)[Shareholder Approval], 2.2(a)(vii)[lock-up agreements], the First and Second Closings shall occur at the offices of the Company, or such other location as the parties shall mutually agree.

         2. DOCUMENTS. The form of the Debentures and the Warrants to be issued pursuant to this Agreement shall be identical in all respects to the form of the Debentures and Warrants issued to the purchasers pursuant to the Purchase Agreement, except as follows: (a) interest on the Debentures being issued to the Purchasers shall only accrue from Tuesday, May 6, 2003, notwithstanding any different provision in the Debentures; (b) any references to the Original Issue Date in the Debentures and the Initial Exercise Date in the Warrants for purposes of purchase, and the Closing Date for determining "Filing Date" and "Effectiveness Date" under the Registration Rights Agreement for purposes of accruing liquidated damages, shall be deemed to mean May 6, 2003, but all maturity, interest payment or warrant termination dates set forth in such respective instruments shall remain as written in such instruments in order that the Debentures and Warrants issued for the First Closing under this Agreement shall be treated as if they were issued on March 31, 2003 except with respect the accrual of interest and the Filing Date and Effectiveness Date under the Registration Rights Agreement; (c) with respect to the Purchasers, the Monthly Redemption Amount (as defined in the Debenture) shall be $18,750 for the initial amount and the increased amount on the occurrence of the Second Closing shall be $32,727 (in the aggregate as to the amounts in the First and Second Closings).

With respect to the Registration Statement for the initial issuance of debentures and warrants to each Purchaser for the First Closing, each Purchaser waives Sections 2(b) and 3(a) of the Registration Rights Agreement with respect to the right to review and comment thereon. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be construed to modify the rights of the Original Purchasers under the Purchase Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the disclosure schedules attached to the Purchase Agreement, if any, all representations and warranties of the Company contained in Section 3.1 of the Purchase Agreement were true and correct as of March 31, 2003, and remain true and correct as of the date hereof, as though made at and as of the date hereof, except the Company has filed a proxy statement with the Securities & Exchange Commission to, among other things, solicit the approval of the shareholders of the transactions contemplated under the Purchase Agreement and this Agreement. The Company has performed all of the covenants of the Company contained in the Purchase Agreement to be performed by the Company through the date hereof, except as follows: (i) the Company filed a proxy statement with the Securities & Exchange Commission on May 2, 2003 in lieu of the information statement required under Section 4.5(c) of the Agreement; and
(ii) the Company issued a press release on April 2, 2003 under Section 4.8 announcing the transactions consummated under the Purchase Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that the representations and warranties of the Purchasers listed in Section 3.2 of the Purchase Agreement are true and correct with respect to such Purchaser as of the date hereof.

         5. INCORPORATION BY REFERENCE. Except as set forth in this Agreement, each of the Purchase Agreement and the Registration Rights Agreement (with all exhibits attached thereto) are hereby incorporated by reference and made a part hereof. Execution of the signature page to this Agreement shall constitute the execution of each of the Purchase Agreement and the Registration Rights Agreement, and each Purchaser shall be bound to their terms and conditions as set forth in this Agreement.

         6. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         7. AMENDMENT AND WAIVER. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WIRE INSTRUCTIONS:               SVI SOLUTIONS, INC.

                                 By: /s/ Barry Schechter
                                     -------------------------------------------
                                     Name: Barry Schechter
                                     Title: Chairman and Chief Executive Officer



                                 CRESTVIEW CAPITAL FUND I, LP

                                 By: /s/ Richard Levy
                                     -------------------------------------------
                                     Name: Richard Levy
                                     Title: Managing Partner

                                 First Closing Subscription: $100,000
                                 Second Closing Subscription: $100,000

                                 CRESTVIEW CAPITAL FUND II, LP

                                 By: /s/ Richard Levy
                                     -------------------------------------------
                                     Name: Richard Levy
                                     Title: Managing Partner

                                 First Closing Subscription: $175,000
                                 Second Closing Subscription: $175,000

                                 CRESTVIEW CAPITAL OFFSHORE FUND, INC.

                                 By: /s/ Richard Levy
                                     -------------------------------------------
                                     Name: Richard Levy
                                     Title: Secretary

                                 First Closing Subscription: $25,000
                                 Second Closing Subscription: $25,000

Address for all notices:
Richard Levy
Crestview Capital Funds
95 Revere Drive, Suite F
Northbrook, IL 60062
Fax: 847-559-5807

                                   APPENDIX VI
                               AMENDED CERTIFICATE

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                               SVI SOLUTIONS, INC.

                                   ARTICLE I

         The name of this corporation is SVI Solutions, Inc. (the
"Corporation").

                                   ARTICLE II

         The address of this Corporation's registered office in the State of Delaware is 1209 orange Street, City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

         The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law (the "Law").

                                   ARTICLE IV

         (A) CLASSES OF STOCK. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The Corporation is authorized to issue One Hundred Million (100,000,000) shares of Common Stock, par value $.0001 and Five Million (5,000,000) shares of Preferred Stock, par value $.0001.

         (B) RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED STOCK. The Board of Directors ("Board") is authorized, subject to limitations prescribed by the Law, and by the provisions of this Article, to provide for the issuance of shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each series and to determine the designations, relative rights, preferences and limitations of the shares of each series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock, which series shall consist of One Hundred Forty One Thousand (141,000) shares are as set forth below in this Article IV(C). The authority of the Board with respect to each series includes determination of the following:

                  (1) The number of shares in and the distinguishing designation of that series;

                  (2) Whether shares of that series shall have full, special, conditional, limited or no voting rights, except to the extent otherwise provided by the Law;

                  (3) Whether shares of that series shall be convertible and the terms and conditions of the conversion, including provision for adjustment of the conversion rate in circumstances determined by the Board;

                  (4) Whether shares of that series shall be redeemable and the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions or at different redemption dates;

                  (5) The dividend rate, if any, on shares of that series, the manner of calculating any dividends and the preferences of any dividends;

                  (6) The rights of shares of that series in the event of voluntary or involuntary dissolution of the Corporation and the rights of priority of that series relative to the Common Stock and any other series of Preferred Stock on the distribution of assets on dissolution; and

                  (7) Any other rights, preferences and limitations of that series that are permitted by law.

         (C) SERIES A PREFERRED STOCK. The powers, rights, preferences, restrictions, and other matters relating to the Series A Preferred Stock are as follows:

                  (1) DIVIDENDS.

                           (a) PRIORITY OF DIVIDENDS. No dividends shall be
declared or set aside for the Corporation's common stock or any other junior capital stock (collectively, "Junior Stock"), unless at the same time or prior thereto all accrued and unpaid dividends on the Series A Preferred Stock shall be declared, set aside and paid on all of the then outstanding shares of Series A Preferred Stock.

                           (b) DIVIDEND RATE; DIVIDEND PAYMENT DATES. The holder
of the Series A Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors of the Corporation (the "Board"), out of funds legally available therefor, cumulative cash dividends, in preference and priority to dividends on any Junior Stock, that shall accrue on the original issue price of $100 (the "Original Price") of each share of the Series A Preferred Stock at the rate per annum of seven and 1/5 percent (7.20%) from and including January 1, 2002 (regardless of the date on which the shares of Series A Preferred Stock were first issued) ("Original Issue Date") to and including the earlier of the Maturity Date (as defined in Section 5) or date on which the Liquidation Price or Redemption Price of such share is paid in full to the holders of such shares pursuant to Sections 2 or 6, respectively. The accrued dividends will be adjusted for stock splits, stock dividends, recapitalizations, reclassifications, reorganizations and similar events (together referred to as "Recapitalization Events") which affect the number of outstanding shares. Accrued dividends on the Series A Preferred Stock shall be payable out of funds legally available therefor commencing on June 30, 2002 and thereafter semi-annually on December 31 and June 30 of each year (each a "Dividend Payment Date"), to the holder of record of the Series A Preferred Stock as of the close of business on the applicable record date. Dividends shall be fully cumulative and shall accrue on a semi-annual basis, whether or not such dividends have been declared and whether or not there are any unrestricted funds of the Corporation legally available for the payment of dividends. The amount of dividends accrued with respect to any share of Series A Preferred Stock as of the first Dividend Payment Date after January 1, 2002 shall be calculated on the basis of the actual number of days elapsed from and including January 1, 2002, and the amount of dividends accrued with respect to any share of Series A Preferred Stock as of any other Dividend Payment Date after the first Dividend Payment Date shall be calculated on the basis of holding such share for the entire six month period immediately preceding such Dividend Payment Date (each such period immediate preceding a Dividend Payment Date is referred to as the "Dividend Period"), and no dividends shall be accrued or paid for any partial six month period. Whenever the Board declares any dividend pursuant to this Section 1, notice of the applicable record date and related Dividend Payment Date shall be given in accordance with Section 4(m).

                           (c) COMPOUNDING OF DIVIDENDS; ADDITION TO CONVERSION
VALUE AND TO LIQUIDATION PRICE. On each Dividend Payment Date, all dividends that have accrued on each share of Series A Preferred Stock during the immediately preceding Dividend Period shall, to the extent not paid on such Dividend Payment Date for any reason (whether or not such unpaid dividends have been declared or there are any unrestricted funds of the Corporation legally available for the payment of dividends), be added to the Conversion Value (as defined in Section 4(b)) of such share effective as of such Dividend Payment Date and shall remain a part thereof. All dividends that have accrued on each share of Series A Preferred Stock during any Dividend Period shall, to the extent not paid in full on the first Dividend Payment Date after the end of such Dividend Period for any reason (whether or not such unpaid dividends have been declared or there are any unrestricted funds of the Corporation legally available for the payment of dividends), be added to the Liquidation Price of such share effective as of the first Dividend Payment Date after the last day of such Dividend Period and shall remain a part thereof to and including the earlier of the Maturity Date or the date on which the Liquidation Price or Redemption Price of such share is paid in full to the holder of such share pursuant to Sections 2 or 6, respectively. No accrued dividends which have been added to the Liquidation Price or Conversion Value of any Series A Preferred Stock may be subsequently declared or paid by the Corporation.

                           (d) PRO RATA DECLARATION AND PAYMENT OF DIVIDENDS.
All dividends paid with respect to shares of the Series A Preferred Stock pursuant to this Section 1 shall be declared and paid pro rata to all the holders of the shares of Series A Preferred Stock outstanding as of the applicable record date.

                  (2) LIQUIDATION, DISSOLUTION OR WINDING UP.

                           (a) In the event of any liquidation, dissolution or
winding up of the Corporation, whether voluntary or involuntary, or the sale of substantially all of its assets (each such event, a "Liquidation"), except as provided in Section 2(b) below, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before payment to the holders of Junior Stock by reason of their ownership thereof, an amount equal to
(i) the Original Price per share (subject to appropriate adjustment for any Recapitalization Events), plus (ii) an amount equal to all dividends accrued on such share of Series A Preferred Stock since the Original Issue Date thereof but not yet paid (the "Liquidation Price").

                           (b) After the payment of all preferential amounts
required to be paid to the holders of Series A Preferred Stock, upon the Liquidation of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to the holders of Junior Stock.

                  (3) VOTING RIGHTS.

                           (a) Except as otherwise provided in this Section 3 or
as may be required under Delaware General Corporation Law, the holders of shares of Series A Preferred Stock shall not have any voting rights.

                           (b) The Corporation shall not amend, alter or repeal
the preferences, special rights or other powers of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. Except as otherwise required by the Delaware General Corporation Law, any class vote pursuant to this Section 3 shall be determined by the holders of a majority of the Series A Preferred Stock as of the applicable record date.

                  (4) CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights (the "Conversion Rights"), or shall be subject to conversion, as follows:

                           (a) CONVERSION RIGHTS. Each share of Series A
Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the Conversion Value (as defined below) of such share determined as of such time by (ii) the Conversion Price (as defined below) determined as of such time. In the event of a notice of redemption of any shares of Series A Preferred Stock pursuant to Section 6(a) below, the Conversion Rights of the shares designated for redemption shall terminate five (5) days after the holders' receipt of a written notice of redemption pursuant to that Section, unless the Redemption Price is not paid in full when due, in which case the Conversion Rights for such shares shall continue until the Redemption Price is paid in full. In the event of a Liquidation, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any amounts distributable on Liquidation to the holders of Series A Preferred Stock.

                           (b) CONVERSION. The "Conversion Value" measured per
share of the Series A Preferred Stock shall be:

                                    (i) as of any time before the first Dividend
Payment Date, the sum of (A) the Original Price (subject to appropriate adjustment in the event of any Recapitalization Events) plus (B) an amount equal to all dividends accrued on such share of Series A Preferred Stock since January 1, 2002 through and including such time, whether or not such unpaid dividends have been declared or there are any unrestricted funds of the Corporation legally available for the payment of dividends.

                                    (ii) as of any time on or after the first
Dividend Payment Date, the sum of (a) the Original Price (subject to appropriate adjustment in the event of any Recapitalization Events) plus (B) an amount equal to all dividends accrued on such share of Series A Preferred Stock since January 1, 2002 but not yet paid (including those which, pursuant to Section 1(c), have been added to and remain part of the Conversion Value at such time), whether or not such unpaid dividends have been declared or there are any unrestricted funds of the Corporation legally available for the payment of dividends.

                           (c) CONVERSION PRICE. The initial conversion price at
which a share of Common Stock shall be deliverable upon conversion of a share of Series A Preferred Stock without the payment of additional consideration by the holder thereof shall initially be Eighty Cents ($.80) (the "Conversion Price"). Commencing on January 2, 2003 and on each subsequent July 1 and January 1 of each year (the "Adjustment Dates"), the Conversion Price then in effect shall be increased at the annual rate of 3.5%, calculated on a semi-annual basis. The Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to further adjustment as provided in this Section 4.

                           (d) FRACTIONAL SHARES. No fractional shares of Common
Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

                           (e) MECHANICS OF CONVERSION.

                                    (i) In order for a holder of Series A
Preferred Stock to convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, at the principal office of the Company or the office of the transfer agent for the Series A Preferred Stock, together with written notice that such holder elects to convert all or any number of the shares of Series A Preferred Stock represented by such certificate or certificates. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the Company or its transfer agent shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. As of the Conversion Date, the person entitled to receive certificates of Common Stock shall be regarded for all corporate purposes as the holder of the number of shares of Common Stock to which he or it is entitled upon the conversion.

                                    (ii) The Corporation shall at all times when
the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock.

                                    (iii) All shares of Series A Preferred Stock
which shall have been surrendered for conversion as herein provided shall no

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

longer be deemed to be outstanding and all rights with respect to such shares, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor, which shares of Common Stock shall be deemed to be outstanding as of the Conversion Date. Any shares of Series A Preferred Stock so converted shall be not be reissued as Series A Preferred Stock.

                           (f) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If
the Corporation shall at any time or from time to time after the Original Issue Date for the Series A Preferred Stock effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date for the Series A Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                           (g) ADJUSTMENT FOR CERTAIN DIVIDENDS AND
DISTRIBUTIONS. In the event the Corporation at any time, or from time after the Original Issue Date for the Series A Preferred Stock, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series A Preferred Stock then in effect by a fraction:

                                    (i) the numerator of which shall be the
total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                                    (ii) the denominator of which shall be the
total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series A Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

                           (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR
SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares of stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common

Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                           (i) ADJUSTMENT FOR MERGER OR REORGANIZATION. In case
of any consolidation or merger of the Corporation with or into another corporation, each share of Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation or merger; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

                           (j) NO IMPAIRMENT. The Corporation will not, by
amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

                           (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the
occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments; (ii) the Conversion Price then in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock.

                           (l) NOTICE OF RECORD DATE. In the event:

                                    (i) that the Corporation declares a dividend
(or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                                    (ii) that the Corporation subdivides or
combines its outstanding shares of Common Stock;

                                    (iii) of any reclassification of the Common
Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation; or

                                    (iv) of the Liquidation of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten
(10) days prior to the record date specified in (A) below or twenty (20) days before the date specified in (B) below, a notice stating:

                                             (A) the record date of such
dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                                             (B) the date on which such
reclassification, consolidation, merger, or Liquidation is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, or Liquidation.

                  (5) EVENT TRIGGERING CONVERSION. If on December 31, 2006 (the "Maturity Date") any shares of Series A Preferred Stock are still outstanding for which: (i) a holder has not exercised his or her Conversion Right(s) or (ii) the Corporation has not exercised its Redemption Right (as defined in Section 6 below), such outstanding shares of Series A Preferred shall be automatically converted into shares of Common Stock in accordance with this Section 5.

                           (a) PRICE. On the Maturity Date, each share of Series
A Preferred Stock still outstanding shall be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (x) the Conversion Value of such share on the Maturity Date by (y) ninety five percent (95%) of the average closing price of the Common Stock for the last ten
(10) business days as reflected on the stock exchange in which the Common Stock is listed.

                           (b) MECHANICS OF CONVERSION. On or promptly after the
Maturity Date, the holders of any outstanding shares of Series A Preferred Stock shall surrender the certificate or certificates for such shares of Series A Preferred Stock, at the principal office of the Company or the office of the transfer agent for the Series A Preferred Stock, together with written notice that such shares are to be converted into shares of Common Stock pursuant this Section. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. As soon as practicable thereafter, the Corporation shall issue and deliver at such office to such former holder of Series A Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Notwithstanding the foregoing, as of the Maturity Date, the person entitled to receive certificates of Common Stock under this Section 5 shall be regarded for all corporate purposes as the holder of the number of shares of Common Stock to which he or it is entitled upon the conversion of shares of Series A Preferred Stock held by that person.

                  (6) OPTIONAL REDEMPTION OF SERIES A PREFERRED STOCK. At any time prior to the Maturity Date, the Company may redeem the Series A Preferred Stock out of funds legally available therefor (the "Redemption Right"), in whole, or from time to time in part so long as the aggregate consideration to be paid by the Company for a partial redemption amount shall not be less than One Million Dollars ($1,000,000). The redemption amount with respect to each share of Series A Preferred Stock shall be equal to One Hundred and Seven Percent (107%) multiplied by the sum of (i) One Hundred Dollars ($100) per share (subject to appropriate adjustment in the event of any Recapitalization Events), and (ii) an amount equal to all dividends accrued on such share of Series A Preferred Stock since the Original Issue Date thereof but not yet paid (including those which, pursuant to Section 1(c), have been added to and remain part of the Liquidation Price as of such time of determination), whether or not such unpaid dividends have been declared or there are any unrestricted funds of the Corporation legally available for the payment of dividends (the "Redemption Price"). If only a part of the Series A Preferred Stock is to be redeemed, the redemption shall be carried out pro rata according to the number of shares of Series A Preferred Stock held by each holder subject to the redemption.

                           (a) The Corporation shall provide each holder of
Series A Preferred Stock, with a written notice of redemption (addressed to the holder at its address as it appears on the books of the Corporation, with a courtesy copy sent by facsimile), not later than five (5) business days before the date fixed for redemption. The notice of redemption shall specify (i) the date fixed for redemption; (iii ) the Redemption Price; and (iv) the place the holders of Series A Preferred Stock may obtain payment of the Redemption Price, upon surrender of their certificates. If funds of the Corporation are legally available on the date fixed for redemption, then whether or not shares are surrendered for payment of the Redemption Price, the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled to receive the Redemption Price without interest upon the surrender of the share certificate. If less than all the shares represented by a share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

                           (b) The Redemption Price shall be paid by the
Corporation in cash to the holders of Series A Preferred Stock subject to redemption. If on the Redemption Date, funds of the Corporation legally available therefor shall be insufficient to redeem all the shares of Series A Preferred Stock required to be redeemed as provided herein, funds to the extent legally available shall be used for such purpose and the Corporation shall effect such redemption pro rata according to the number of shares of Series A Preferred Stock held by each holder and the Corporation shall make additional partial redemptions out of funds legally available for such purpose beginning thirty (30) days after the date fixed for redemption and each thirty (30) days thereafter until all shares of the Series A Preferred Stock subject to redemption have been redeemed; provided that the right to convert any such unredeemed shares of Series A Preferred Stock shall continue to be available to the holders of Series A Preferred Stock until the last full business day preceding any such subsequent redemption as set forth herein.

                           (c) The Redemption Right may not be exercised by the
Company more than once during any thirty (30) day period.

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

                                   ARTICLE V

         No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for conduct as a director, provided that this Article shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Law. No amendment to the Law that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of the amendment. Any repeal or modification of this Article V shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE VI

         The Corporation shall indemnify any current or former director or officer and may indemnify any current or former employee or agent of the Corporation to the fullest extent not prohibited by law, who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Corporation shall pay for or reimburse the reasonable expenses incurred by any such current or former director or officer and may pay for or reimburse the reasonable expenses incurred by any such current or former employee or agent, in any such proceeding in advance of the final disposition of the proceeding upon receipt of an undertaking by the person to repay all amounts advanced if it should ultimately be determined that the person is not entitled to be indemnified under this Article VI or otherwise. No amendment to this Article that limits the Corporation's obligation to indemnify any person shall have any effect on such obligation for any act or omission that occurs prior to the later of the effective date of the amendment or the date notice of the amendment is given to the person. This Article shall not be deemed exclusive of any other provisions for indemnification or advancement of expenses of directors, officers, employees, agents and fiduciaries that may be included in any statute, bylaw, agreement, general or specific action of the Board, vote of shareholders or other document or arrangement.

                                  ARTICLE VII

         Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the Corporation.

                                  ARTICLE VIII

         The Corporation is to have a perpetual existence.

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

                                   ARTICLE IX

         The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation and/or any provision contained in any amendment to or restatement of this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                   ARTICLE X

         No holder of shares of stock of the Corporation shall have any preemptive or other right, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any share of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board to such persons, and on such terms and for such lawful consideration as in its discretion it shall deem advisable or as the Corporation shall have by contract agreed.

                                   ARTICLE XI

         The Board may from time to time make, amend, supplement or repeal the Bylaws by the requisite affirmative vote of directors as set forth in the Bylaws; provided, however, that the stockholders may change or repeal any bylaw adopted by the Board by the requisite affirmative vote of stockholders as set forth in the Bylaws; and, provided further, that no amendment or supplement to the Bylaws adopted by the Board shall vary or conflict with any amendment or supplement thus adopted by the stockholders.

         IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed this ___ day of [Month], 2003 by the undersigned who affirms that the statements made herein are true and correct.



                                            ____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                       11